UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3373

Westcore Trust

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Paul F. Leone, Secretary

Westcore Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:  June 30, 2011

Item 1.  Reports to Stockholders.

2011 SEMI-ANNUAL REPORT

JUNE 30, 2011

WESTCORE EQUITY FUNDS

WESTCORE GROWTH FUND

WESTCORE MIDCO GROWTH FUND

WESTCORE SELECT FUND

WESTCORE BLUE CHIP FUND

WESTCORE MID-CAP VALUE FUND

WESTCORE SMALL-CAP OPPORTUNITY FUND

WESTCORE SMALL-CAP VALUE FUND

WESTCORE MICRO-CAP OPPORTUNITY FUND

WESTCORE INTERNATIONAL SMALL-CAP FUND

WESTCORE BOND FUNDS

WESTCORE FLEXIBLE INCOME FUND

WESTCORE PLUS BOND FUND

WESTCORE COLORADO TAX-EXEMPT FUND

Westcore Funds are managed by Denver Investments

DEAR FELLOW SHAREHOLDER:

This letter is being written in early August just after Standard & Poors downgraded the quality rating of United States Government debt to AA+, and the stock market has experienced exceptional volatility. It seems to us that the stock market’s volatility is due to investor concerns about the financial condition of European banks and the possibility of another world-wide recession.

Economic growth in the U.S.—and globally—is slowing, and we believe there is a small probability of a mild recession next year. However, even if there is a recession, we do not expect a recurrence of the market turmoil that occurred in 2008 and 2009. During that period the credit markets and banking system barely functioned. Now, we are dealing with slow or no growth because of weak job growth and the deleveraging of government and individual balance sheets.

We were recently asked by a Westcore shareholder, “Is there any good news?” The answer is “Yes,” but it gets lost in fear and frustration arising from volatile financial markets and scary newspaper headlines.

There are two pieces of good news we would like to highlight. First, our government is addressing our economic problems with a new intensity. Time is needed to tell if its actions will improve the economic outlook, but we are optimistic. The second piece of good news has been present for a number of years, but is often forgotten. Free market capitalism continues to spread around the world providing business opportunities and increased wealth for billions of people. Therefore, we remain optimistic about economic growth far into the future.

Historical stock and bond returns provide us with confidence that patient investors with consistent investment plans generate positive returns over time. Typically, the best buying opportunities occur when economic problems are greatest—such as in March of 2009—and the worst occur when the markets are going straight up making investment decisions seem easy.

We believe having a team of investment professionals do the day-to-day work of investment selection for you is one of the great benefits of owning a mutual fund—especially in these volatile times. The Westcore Family of Funds offers a diverse range of investment styles in twelve different funds. Each Westcore Fund is managed by a team focused on identifying investments with appropriate risk/return characteristics.

Thank you for the confidence you have placed in us with your investments in the Westcore Funds. As always, we will be working diligently on your behalf. Please review the comments and details about each fund of interest to you in the following report.

CFA is a trademark owned by the CFA Institute.

The Shareholder Letter and the Manager Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Ongoing market volatility may subject fund performance to substantial short-term changes.

    Fund Strategy

Investing primarily in equity securities of large companies with growth potential.

    Fund Management

Ross G. Moscatelli, CFA Portfolio Manager
Craig W. Juran, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

    Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

 Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTEIX)	7.26%	37.67%	2.88%	4.23%	2.73%	8.58%	6/1/1988
Institutional Class
(WILGX)	7.32	37.83	3.00	4.32	2.77	8.60	9/28/2007
Russell 1000®
Growth Index	6.83	35.01	5.02	5.34	2.24	9.28
Lipper Large-Cap
Growth Index	5.24	32.67	3.11	4.05	1.35	8.43

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.08%, Net: 1.08%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 2.13%, Net: 0.94%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Craig W. Juran is a registered representative of ALPS Distributors, Inc.

Manager Commentary
  It is said that bull markets need to climb a wall of worry to be successful, and for this market the wall has been quite high. Despite the Japanese earthquake and tsunami, flooding in the Midwest, Greece on the verge of debt default, slowing economic indicators, and stubbornly high unemployment, the market remained resilient in the first half of 2011.

  The Westcore Growth Fund slightly outperformed its benchmark, the Russell 1000 Growth Index, in the first six months of 2011 led by strong relative returns in the consumer discretionary, industrials and consumer staples sectors. The Fund’s performance relative to the benchmark was hindered most by holdings in the materials, energy and financial sectors; sectors with companies most dependent on global growth and stable commodity prices.

  From an individual holdings standpoint, the Fund’s largest positive contributors were Teradata Corp, Herbalife Ltd., and CBS Corp. Information technology sector holding Teradata was the Fund’s top performer in the period. This market leader in high-end enterprise data warehousing (EDW) and integrated analytics tools continued to see strong demand for its products. Consumer staples sector holding Herbalife benefitted from strong growth in emerging markets and its expanding product line. Within the consumer discretionary sector, media and entertainment company CBS Corp. continued to capitalize on the advertising recovery.

  The Fund’s weakest individual performers included Google Inc., Cisco Systems Inc. and Freeport-McMoRan Copper & Gold Inc. Information technology sector holding Google Inc. was negatively impacted as investors lost faith in its ability to leverage its business model when faced with stiffening competition from rivals such as Facebook. Cisco, another information technology sector holding, underperformed due to slowing demand in its end markets, competitive pressures in its switching business and the acknowledgement that its long-term growth projections may have been too high. Within the materials sector, mining and exploration company Freeport-McMoRan was hurt by the decline in commodity prices as China’s growth rate slowed.

  In many ways, the first half of 2011 looked very similar to 2010. In both years, the market started off strong in the first quarter as economic growth and earnings surprised to the upside, only to be followed by a correction in equity prices in the second quarter as the economy hit a “soft patch” sending nervous investors to the sidelines. In our opinion, much of the economic slowdown in the second quarter of 2011 was due to several one-time factors that should reverse themselves in the second half of the year. If corporate earnings remain strong, the economy improves, and the government starts getting its fiscal house in order, we believe these will be positives for the market going forward.

  Looking ahead, we remain optimistic about the longer term prospects for both the global economy and equity markets. As always, we will focus our research on identifying companies that in our view have dominant franchises, exciting products, proprietary technology, unique distribution channels and defensible business models that we believe will survive and thrive over time.

  Thank you for your continued investment in the Fund and your confidence in our team.

Stock Performance
(for the 6 months ended 6/30/11)

Top 5 Stocks	Average Weight	Contribution to Return
Teradata Corp.	2.26%	0.89%
Herbalife Ltd.	1.47	0.71
CBS Corp.	1.40	0.58
EMC Corp.	2.57	0.50
Halliburton Co.	2.17	0.45

Bottom 5 Stocks
Marvell Technology Group Ltd.	1.03%	-0.30%
Freeport-McMoRan
Copper & Gold Inc.	1.18	-0.31
Juniper Networks Inc.	0.44	-0.31
Cisco Systems Inc.	0.54	-0.55
Google Inc.	3.61	-0.60

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 6/30/11)
Apple Inc.		6.8%
Halliburton Co.		3.1
Oracle Corp.		2.8
EMC Corp.		2.4
NetApp Inc.		2.3
Amazon.com Inc.		2.3
Caterpillar Inc.		2.2
VMware Inc.		2.2
QUALCOMM Inc.		2.2
Accenture PLC		2.2
Total (% of Net Assets)		28.5%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds
	Rating™	in Large Growth
	as of 6/30/11	Category
Overall	«««	1,476
3 Year	«««	1,476
5 Year	«««	1,276
10 Year	«««	803

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/11)
	Westcore	Russell 1000®
	Growth Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$61.1	$83.1
Price/Earnings (1 year trailing)	22.6x	19.9x
EPS Growth (3 year historical)	12.8%	9.2%
Beta	1.1	1.0
Number of Holdings	69	591
Portfolio Turnover Rate	65%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

     Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily medium-sized companies with growth potential.

Fund Management

William S. Chester, CFA Portfolio Manager	Brian C. Fitzsimons, CFA Portfolio Manager
Mitch S. Begun, CFA Portfolio Manager	Jeffrey J. Loehr, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager	F. Wiley Reed, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMGX)	8.57%	44.12%	8.53%	6.84%	6.34%	10.97%	8/1/1986
Institutional Class
(WIMGX)	8.53	44.14	8.62	6.92	6.38	10.98	9/28/2007
Russell Midcap®
Growth Index	9.59	43.25	6.57	6.28	5.52	10.23
Lipper Mid-Cap
Growth Index	7.57	39.76	5.63	6.86	4.73	9.63

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.05%, Net: 1.05%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.98%, Net: 0.93%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Manager Commentary
  In the first half of 2011, the Westcore MIDCO Growth Fund underperformed its benchmark, the Russell Midcap Growth Index.

  Although equities exhibited positive momentum into the first quarter of 2011 due to favorable economic data, the second quarter became more volatile. Investors struggled to digest the effects of commodity inflation around the globe, supply chain disruptions due to the earthquake in Japan, and sovereign debt issues in Europe.

  The sectors that contributed most to the Fund’s performance relative to the benchmark in the first six months of 2011 were industrials, materials and consumer staples. However, the Fund’s best performing stock in the period was consumer staples sector holding Herbalife Ltd. Herbalife, a leading marketer of health and wellness products, continued to benefit from the rapid global adoption of nutrition clubs, which provide healthy and affordable meal replacement options in convenient retail-type settings. Within the materials sector, our best performing stock was Rockwood Holdings Inc., a specialty chemicals company with leverage to lithium, titanium dioxide and ceramics markets. Tight supply combined with solid end-market demand continued to benefit Rockwood.

  The sectors that detracted most from the Fund’s performance relative to its benchmark were financials, health care and consumer discretionary. Within the health care sector, United Therapeutics Corp. was the Fund’s biggest underperformer. Controversy regarding the prospects for the company’s new oral treatment for severe Pulmonary Arterial Hypertension arose after phase three trial results were reported. We continue to believe current expectations underestimate the substantial opportunity for this new oral treatment. Also among the Fund’s bottom performers in the period was industrials sector holding Lennox International Inc., a manufacturer of climate control products primarily for residential end markets.
   Consumers continued to favor repair over replacement of existing HVAC systems, pushing out what we believe to be a pent-up demand opportunity for replacement orders.

  As of June 30, 2011, the Fund’s primary overweight positions were in the information technology and health care sectors and its largest underweight positions were in the financials and energy sectors.

  The supply shock from the Japanese earthquake appears to be easing and we anticipate future economic strength from this region. While inflation and sovereign debt issues may pose more systemic risks, we are encouraged by early signs of an improvement in economic prospects.

  As always, we thank you for your continued investment.

Stock Performance
(for the 6 months ended 6/30/11)

Top 5 Stocks	Average Weight	Contribution to Return
Herbalife Ltd.	2.04%	1.15%
Rockwood Holdings Inc.	2.10	0.75
Coventry Health Care Inc.	2.15	0.72
Teradata Corp.	1.76	0.67
Avago Technologies Ltd.	1.92	0.58

Bottom 5 Stocks
Community Health Systems Inc.	0.12%	-0.23%
Dril-Quip Inc.	1.21	-0.23
Lennox International Inc.	0.95	-0.26
United Therapeutics Corp.	1.91	-0.27
Marvell Technology Group Ltd.	1.44	-0.39

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/11)
SPX Corp.		2.6%
Avago Technologies Ltd.		2.4
Rockwood Holdings Inc.		2.4
Varian Medical Systems Inc.		2.4
Citrix Systems Inc.		2.3
Coventry Health Care Inc.		2.3
Ryder System Inc.		2.2
Endo Pharmaceuticals Holdings Inc.		2.2
Signet Jewelers Ltd.		2.1
TJX Companies Inc.		2.1
Total (% of Net Assets)		23.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Mid-Cap Growth
	as of 6/30/11	Category
Overall	«««	681
3 Year	««««	681
5 Year	«««	609
10 Year	«««	404

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/11)
	Westcore MIDCO	Russell Midcap®
	Growth Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$6.9	$8.3
Price/Earnings (1 year trailing)	22.5x	23.8x
EPS Growth (3 year historical)	2.2%	6.5%
Beta	1.0	1.0
Number of Holdings	69	469
Portfolio Turnover Rate	56%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

     Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

     Fund Strategy

Investing primarily in the common stock of a limited number of medium-sized companies selected for their growth potential.

     Fund Management
William S. Chester, CFA Portfolio Manager Mitch S. Begun, CFA Portfolio Manager Adam C. Bliss Portfolio Manager	Brian C. Fitzsimons, CFA Portfolio Manager Jeffrey J. Loehr, CFA Portfolio Manager F. Wiley Reed, CFA Portfolio Manager

 CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSLX)	7.64%	42.73%	13.78%	10.88%	6.61%	14.44%	10/1/1999
Russell Midcap®
Growth Index	9.59	43.25	6.57	6.28	5.52	5.29
Lipper Mid-Cap
Growth Index	7.57	39.76	5.63	6.86	4.73	4.75

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.08%, Net: 1.08%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Westcore Select Fund is a non-diversified fund and investing in non-diversified funds generally will be more volatile and a loss of principal could be greater than investing in more diversified funds.

Westcore Select Fund may participate in the Initial Public Offering (IPO) market and a significant portion of the Fund’s since inception return has been attributable to its investments in IPOs. There is no guarantee that as the Fund’s assets grow it will continue to experience substantially similar performance by investing in IPOs.

Manager Commentary
  In the first half of 2011, the Westcore Select Fund underperformed its benchmark the Russell Midcap Growth Index.

  Although equities exhibited positive momentum into the first quarter of 2011 due to favorable economic data, the second quarter became more volatile. Investors struggled to digest the effects of commodity inflation around the globe, supply chain disruptions due to the earthquake in Japan, and sovereign debt issues in Europe.

  The Fund’s top contributing sectors relative to the benchmark year-to-date were materials, consumer staples and energy. Within the materials sector, the Fund’s best performing stock was Rockwood Holdings Inc., a specialty chemicals company with leverage to the lithium, titanium dioxide and ceramics markets. Tight supply combined with solid end-market demand continued to benefit Rockwood. Within the consumer staples sector, our best performing stock was Herbalife Ltd., a leading marketer of health and wellness products. Herbalife continued to benefit from the rapid global adoption of nutrition clubs, which provide healthy and affordable meal replacement options in convenient retail-type settings.

  The sectors that detracted most from the Fund’s performance relative to its benchmark year-to-date were financials, consumer discretionary and health care. Warnaco Group Inc., a global apparel company, was our largest detractor in the consumer discretionary sector. The company reported a disappointing first quarter as higher infrastructure investments in Asia and Europe pressured earnings. We believe these strategic investments will benefit sales and margins in the second half of 2011 and into 2012. Within the health care sector, United Therapeutics Corp. was the Fund’s largest underperformer.
  Controversy regarding the prospects for the company’s new oral treatment for severe Pulmonary Arterial Hypertension arose after phase three trial results were reported. We continue to believe current expectations underestimate the substantial opportunity for this new oral treatment.

  As of June 30, 2011, the Fund’s primary overweight positions were in the health care and industrial sectors and its primary underweight positions were in the financials and materials sectors.

  The supply shock from the Japanese earthquake appears to be easing and we anticipate future economic strength from this region. While inflation and sovereign debt issues may pose more systemic risks, we are encouraged by early signs of an improvement in economic prospects.

  As always, we thank you for your continued investment.

Stock Performance
(for the 6 months ended 6/30/11)

	Average	Contribution
Top 5 Stocks	Weight	to Return
Herbalife Ltd.	4.04%	2.23%
Rockwood Holdings Inc.	5.08	1.89
Coventry Health Care Inc.	4.51	1.57
Helmerich & Payne Inc.	4.29	1.53
Avago Technologies Ltd.	3.71	1.32

Bottom 5 Stocks
Lennox International Inc.	3.05%	-0.52%
Warnaco Group Inc.	3.76	-0.54
Itron Inc.	1.51	-0.62
United Therapeutics Corp.	3.64	-0.72
Actuant Corp.	2.27	-0.75

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.
Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/11)
Varian Medical Systems Inc.		5.2%
SPX Corp.		5.0
Avago Technologies Ltd.		5.0
Rockwood Holdings Inc.		4.9
Coventry Health Care Inc.		4.7
TJX Companies Inc.		4.6
Ryder System Inc.		4.6
Warnaco Group Inc.		4.3
Helmerich & Payne Inc.		4.2
Endo Pharmaceuticals Holdings Inc.		4.1
Total (% of Net Assets)		46.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Mid-Cap Growth
	as of 6/30/11	Category
Overall	«««««	681
3 Year	«««««	681
5 Year	«««««	609
10 Year	««««	404

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/11 and are subject to change every month.
Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/11)
	Westcore	Russell Midcap®
	Select Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$7.2	$8.3
Price/Earnings (1 year trailing)	21.5x	23.8x
EPS Growth (3 year historical)	2.9%	6.5%
Beta	0.8	1.0
Number of Holdings	25	469
Portfolio Turnover Rate	66%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

     Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy
Investing in large, well-established companies whose stocks appear to be undervalued.

Fund Management
Kris B. Herrick, CFA Portfolio Manager	Troy Dayton, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMVX)	8.21%	25.61%	0.11%	1.34%	2.08%	8.38%	6/1/1988
Institutional Class
(WIMVX)	8.17*	25.49	0.23	1.44	2.13	8.41	9/28/2007
S&P 500 Index	6.02	30.69	3.34	2.94	2.72	9.45
Lipper Large-Cap
Core Index	7.19	30.90	3.00	2.90	2.29	8.74

* This return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.28%, Net: 1.15%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.11%, Net: 1.05%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

     Manager Commentary
  During the first half of 2011 the Westcore Blue Chip Fund outperformed its benchmark the S&P 500 Index.

  After several quarters, it appears that investors began to pay attention to risks surrounding higher commodity costs, weaker employment trends, Greece, Japan, North Africa, and the Middle East. In addition, investors contemplated what would happen once the Federal Reserve’s second quantitative easing program (QE2) came to its expected end on June 30, 2011. While these factors were not positive for stock prices in general, we believe focusing on both return and risk is healthier for markets in the longer term.

  During the first half of 2011, the Fund’s best performing sectors versus its benchmark were the technology, energy and consumer cyclical. Dell Inc., a maker of PC’s in the technology sector, began to benefit from business upgrades to corporate America’s aging PC stock, as well as from the diversification of its revenue stream by adding software and services. We believe investors perceive Dell as primarily a consumer PC company, although only a small percentage of its profits now come from this area. While investors are rightly concerned that the wave of tablet PC’s entering the market might be detrimental, we believe this concern has much less impact than generally perceived. Marathon Oil Corp. was a standout in the energy sector. We believe Marathon’s refining business and assets in its exploration and production business have been undervalued by investors. During the period, Marathon decided to split these two businesses into separate companies which helped investors focus on the value of each business. VF Corporation is a designer and manufacturer of various apparel products in the consumer cyclical sector. The company reported better than expected earnings driven by growth in its outdoor wear category and international business segment. In addition the company recently announced the acquisition of Timberland Company (primarily a manufacturer of outdoor footwear) at an attractive price.

  The portfolio underperformed in the commercial services, utilities and REIT sectors, relative to the benchmark. In commercial services, Computer Sciences Corp. was the largest detractor from performance for the first six months of 2011.  Recent contract renegotiations and the outlook for reduced Federal government spending resulted in our sale of the stock late in the period. In the utility and REIT sectors, no individual stocks were meaningful detractors.

  Goldman Sachs Group Inc. and Wells Fargo & Co. were among the poorest absolute performers in the portfolio. While the stocks appear inexpensive, ongoing uncertainties regarding re-regulation and litigation have caused stock prices to be weak. During the period, we determined that the risk/ reward in Goldman Sachs was no longer favorable and the stock was sold. Wells Fargo was bought early in the year as indications of fundamental recovery increased. We believe Wells Fargo will recover as uncertainties are resolved with the passage of time.

  Daily news continues to reflect a number of domestic and international issues that cause investors concern. We believe that the fundamentals of the companies in the Fund’s portfolio should continue to produce favorable results given these characteristics and we thank you for your continued support.

Stock Performance
(for the 6 months ended 6/30/11)
	Average	Contribution
Top 5 Stocks	Weight	to Return
Marathon Oil Corp.	3.04%	1.22%
International Business
Machines Corp.	3.71	0.58
Dell Inc.	2.35	0.54
VF Corp.	1.86	0.47
Forest Laboratories Inc.	2.12	0.46

Bottom 5 Stocks
Cisco Systems Inc.	0.84%	-0.22%
Freeport-McMoRan
Copper & Gold Inc.	1.63	-0.23
Computer Sciences Corp.	0.97	-0.25
Wells Fargo & Co.	1.51	-0.25
Goldman Sachs Group Inc.	1.62	-0.38

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 6/30/11)
International Business Machines Corp.		3.4%
Occidental Petroleum Corp.		3.0
Microsoft Corp.		2.8
Marathon Oil Corp.		2.7
Pfizer Inc.		2.3
Amgen Inc.		2.3
Forest Laboratories Inc.		2.3
Symantec Corp.		2.2
Unilever N.V.		2.2
National Oilwell Varco Inc.		2.0
Total (% of Net Assets)		25.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number
	Morningstar	of Funds in
	Rating™	Large Blend
	as of 6/30/11	Category
Overall	««	1,675
3 Year	««	1,675
5 Year	««	1,434
10 Year	««	813

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/11)
	Westcore	S&P 500
	Blue Chip Fund	Index
Weighted Average Market Capitalization ($ Bil)	$56.7	$88.1
Price/Cash Flow (1 year trailing)	10.1x	11.9x
Price/Book Value	2.9x	3.1x
Price/Earnings (1 year trailing)	15.5x	17.2x
Beta	0.9	1.0
Number of Holdings	59	500
Portfolio Turnover Rate	23%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

     Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy
Investing in medium-sized companies whose stocks appear to be undervalued.

Fund Management
Kris B. Herrick, CFA Portfolio Manager	Troy Dayton, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager
CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class
(WTMCX)	8.00%	33.10%	3.07%	1.99%	5.33%	8.76%	10/1/1998
Russell Midcap®
Value Index	6.69	34.28	6.35	4.01	8.42	9.37
Lipper Mid-Cap
Value Index	6.12	33.35	5.59	4.53	7.29	9.03

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.27%, Net: 1.25%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.25% for the Fund’s Retail Class for such period. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary
  During the first half of 2011 the Westcore Mid-Cap Value Fund outperformed its benchmark the Russell Midcap Value Index.

  After several quarters, it appears that investors began to pay attention to risks surrounding higher commodity costs, weaker employment trends, Greece, Japan, North Africa, and the Middle East. In addition, investors contemplated what would happen once the Federal Reserve’s second quantitative easing program (QE2) came to its expected end on June 30, 2011. While these factors were not positive for stock prices in general, we believe focusing on both return and risk is healthier for markets in the longer term.

  In the first six months of the 2011, sectors that made the most significant contribution relative to the benchmark were consumer cyclical, technology and capital goods. Consumer cyclical holding GameStop Corp. posted a solid return as sales of its used games improved and digital game sales were better than expected. The best performer in the portfolio was Holly Corp., an independent oil refiner.
  This energy sector company is benefitting from continued wide pricing spreads between West Texas Intermediate crude and other crude slates, such as Brent or Light Louisiana Sweet. Additionally, we believe the merger between Holly and Frontier Oil Company should create value over time allowing Holly to become a well positioned refiner of low cost crude.

  Basic materials, utilities, and transportation were the weakest relative contributors during the first six months of 2011. Hecla Mining Co. was a key reason for the relative underperformance in basic materials. During the quarter its stock price suffered as silver prices retreated. We continue to like the long-term outlook for the company and believe it will benefit from the strong fundamentals of commodities. Another disappointment in basic materials was Owens-Illinois Inc., a leading producer of glass containers. Owens lowered guidance due to company-specific operating issues. While we are concerned about its operating missteps, we continue to like the long-term prospect for the industry and the company. Relative to the benchmark, the utility sector slightly underperformed as a result of our underweight position.

  Over the past couple of quarters we have talked about profit margins being at risk, as it appears they have reached peak levels for many companies, and we believe this risk is still present. We have focused our research efforts on determining whether the companies we own have either the ability to pass rising raw material prices through to the end user, or have company specific initiatives that should offset rising costs.

  As we look ahead to the second half of 2011, many of the macro issues that have been pushed into the future appear to be reaching a critical juncture. With uncertainty in the air, we believe that the investor focus on strong fundamentals and higher liquidity that began in the second quarter will continue. While one quarter does not make a trend, we continue to believe that over the next couple of years these types of stocks will provide strong returns.

Stock Performance
(for the 6 months ended 6/30/11)
	Average	Contribution
Top 5 Stocks	Weight	to Return
Holly Corp.	1.58%	0.89%
SM Energy Co.	2.09	0.58
CenterPoint Energy Inc.	2.30	0.55
GameStop Corp.	1.15	0.53
VF Corp.	1.94	0.51

Bottom 5 Stocks
SunTrust Banks Inc.	1.99%	-0.24%
Owens-Illinois Inc.	1.68	-0.28
Comerica Inc.	1.48	-0.31
Hecla Mining Co.	1.05	-0.46
Forest Oil Corp.	2.31	-0.76

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/11)
DISH Network Corp.		3.0%
CenterPoint Energy Inc.		2.5
Reinsurance Group of America Inc.		2.5
UGI Corp.		2.3
Crown Holdings Inc.		2.3
Forest Laboratories Inc.		2.3
Westar Energy Inc.		2.2
Senior Housing Properties Trust		2.0
Quanta Services Inc.		2.0
Edison International		2.0
Total (% of Net Assets)		23.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Mid-Cap Blend
	as of 6/30/11	Category
Overall	««	348
3 Year	««	348
5 Year	««	281
10 Year	««	124

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/11)
	Westcore Mid-Cap	Russell Midcap®
	Value Fund	Value Index
Weighted Average Market Capitalization ($ Bil)	$6.8	$8.1
Price/Cash Flow (1 year trailing)	8.7x	11.2x
Price/Book Value	2.0x	1.8x
Price/Earnings (1 year trailing)	16.9x	18.0x
Beta	0.9	1.0
Number of Holdings	61	528
Portfolio Turnover Rate	21%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

     Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy
Investing in small-company stocks that appear to be undervalued.

Fund Management
Kris B. Herrick, CFA Portfolio Manager	Troy Dayton, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSCX)	5.13%	29.06%	4.82%	1.97%	5.97%	8.63%	12/28/1993
Institutional Class
(WISCX)	5.20	29.21	4.98	2.08	6.03	8.67	9/28/2007
Russell 2000® Index	6.21	37.41	7.77	4.08	6.27	8.31
Lipper Small-Cap
Core Index	6.18	36.32	7.54	4.74	6.91	9.50

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.53%, Net: 1.31%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 2.40%, Net: 1.23%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www. westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary
  The Westcore Small-Cap Opportunity Fund underperformed the benchmark Russell 2000 Index during the first half of 2011.

  After several quarters, it appears that investors began to pay attention to risks surrounding higher commodity costs, weaker employment trends, Greece, Japan, North Africa, and the Middle East. In addition, investors contemplated what would happen once the Federal Reserve’s second quantitative easing program (QE2) came to its expected end on June 30, 2011. While these factors were not positive for stock prices in general, we believe focusing on both return and risk is healthier for markets in the longer term.

  In the first half, the medical/healthcare, interest rate sensitive, and consumer staples sectors were among the top contributors to performance relative to the benchmark. ZOLL Medical Corp. and Orthofix International N.V., both medical device manufacturers, were the primary drivers of outperformance in the medical/healthcare sector. Both companies are experiencing market share gains in their respective markets, and we continue to believe new product launches will lead to increased profit margins and free-cash. In the interest rate sensitive sector, First Cash Financial Services Inc. provides short-term secured lending and other credit services in the U.S. and Mexico. Growth in revenues and profitability continued as more stores were added. Beauty products company, Elizabeth Arden Inc., was the top performer in the consumer staples sector. Profits were realized by sales in mass merchandise and prestige business lines. The company was also able to expand profits due to operating efficiencies and cost containment measures.

  Disappointing results relative to the benchmark were experienced in technology, basic materials, and energy. Technology holding Net1 U.E.P.S. Technologies, Inc. provides an electronic payment system for people in South Africa who have little or no access to traditional banks. Its largest customer has not yet awarded a long-term contract for its services (distributing payments to South African welfare recipients), and this has been very disconcerting to investors. We continue to monitor this situation closely. Hecla Mining Co. was a key reason for the relative underperformance in basic materials. During the quarter its stock price suffered as silver prices retreated. We continue to like the long-term outlook for the company and believe it will benefit from the strong fundamentals of commodities.

  Over the past couple of quarters we have talked about profit margins being at risk, as it appears they have reached peak levels for many companies, and we believe this risk is still present. We have focused our research efforts on determining whether the companies we own have either the ability to pass rising raw material prices through to the end user, or have company specific initiatives that should offset rising costs.

   As we look ahead to the second half of 2011, many of the macro issues that have been pushed into the future appear to be reaching a critical juncture. With uncertainty in the air, we believe that the investor focus on strong fundamentals and higher liquidity that began in the second quarter will continue. While one quarter does not make a trend, we continue to believe that over the next couple of years these types of stocks will provide strong returns.

Stock Performance
(for the 6 months ended 6/30/11)
	Average	Contribution
Top 5 Stocks	Weight	to Return
ZOLL Medical Corp.	2.41%	0.94%
Medicis Pharmaceutical Corp.	2.21	0.77
Orthofix International N.V.	1.74	0.68
First Cash Financial
Services Inc.	1.83	0.59
Elizabeth Arden Inc.	2.36	0.56

Bottom 5 Stocks
National Financial
Partners Corp.	1.35%	-0.33%
Schawk Inc.	1.83	-0.39
Thompson Creek
Metals Co. Inc.	1.04	-0.41
Net1 U.E.P.S. Technologies Inc.	1.16	-0.46
Hecla Mining Co.	1.16	-0.48

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/11)
Medicis Pharmaceutical Corp.		2.7%
Manhattan Associates Inc.		2.5
Elizabeth Arden Inc.		2.4
Orthofix International N.V.		2.3
South Jersey Industries Inc.		2.3
Bill Barrett Corp.		2.2
ZOLL Medical Corp.		2.2
Standard Microsystems Corp.		2.1
Schweitzer-Mauduit International Inc .		2.1
Central Garden & Pet Company		2.1
Total (% of Net Assets)		22.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Small Blend
	as of 6/30/11	Category
Overall	««	564
3 Year	««	564
5 Year	««	478
10 Year	««	276

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/11)
	Westcore Small-Cap	Russell 2000®
	Opportunity Fund	Index
Weighted Average Market Capitalization ($ Mil)	$1,246.0	$1,261.0
Price/Cash Flow (1 year trailing)	12.3x	14.4x
Price/Book Value	2.2x	2.6x
Price/Earnings (1 year trailing)	20.8x	21.2x
Beta	0.9	1.0
Number of Holdings	72	1,985
Portfolio Turnover Rate	26%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

     Market Capitalization

* Total Investments for this chart reflects the value of such investments and excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy
Investing primarily in small-cap, dividend paying stocks that appear to be undervalued.

Fund Management
Kris B. Herrick, CFA Portfolio Manager	Troy Dayton, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSVX)	5.76%	31.58%	6.07%	3.38%	—	4.92%	12/13/2004
Institutional Class
(WISVX)	5.76	31.71	6.16	3.44	—	4.97	9/28/2007
Russell 2000® Value
Index	3.76	31.34	7.09	2.24	—	4.19
Lipper Small-Cap
Value Index	4.49	33.07	8.57	4.02	—	5.89

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.40%, Net: 1.31%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.30%, Net: 1.19%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary
  During the first half of 2011 the Westcore Small-Cap Value Fund outperformed its benchmark the Russell 2000 Value Index.

  After several quarters, it appears that investors began to pay attention to risks surrounding higher commodity costs, weaker employment trends, Greece, Japan, North Africa, and the Middle East. In addition, investors contemplated what would happen once the Federal Reserve’s second quantitative easing program (QE2) came to its expected end on June 30, 2011. While these factors were not positive for stock prices in general, we believe focusing on both return and risk is healthier for markets in the longer term.

  During the first six months of 2011, the Fund’s top contributing sectors versus the benchmark were consumer staples, basic materials and interest rate sensitive. In consumer staples, Tupperware Brands Corp. outperformed with solid sales across multiple markets and products. Management’s decision to utilize capital through an increased share-buyback program was also viewed positively by investors. In basic materials, Temple-Inland Inc., a manufacturer of building products and industrial panels outperformed. International Paper offered to acquire Temple at a premium however, the offer was rebuffed as inadequate. Cash America International Inc. a holding in the interest rate sensitive sector, continued to benefit from demand for its pawn and payday services for less creditworthy customers. Its stock price seems to be reflective of cash flows continuing longer than investors had anticipated.

  Technology, utilities and REITs were the most challenging sectors versus the benchmark during the period, but none of the Fund’s individual holdings in these sectors notably underperformed.Although the interest rate sensitive sector was among the best performers relative to the benchmark, it did produce the Fund’s worst performing stock, Platinum Underwriters Holdings Ltd. This property catastrophe and casualty lines reinsurer underperformed as losses in its property insurance business, due to the natural disasters in New Zealand and Japan, were somewhat larger than expected. We believe the stock price should recover over time. Although the consumer cyclical sector was not among the poorest performers, Cooper Tire & Rubber Co. was among the poorest performing stocks. Cooper’s stock price was under pressure as tire sales were weaker than expected. We believe most of the weakness was caused by tire dealers ordering ahead of price increases that were implemented in the first half of the year.

  Over the past couple of quarters we have talked about profit margins being at risk as it appears they have reached peak levels for many companies, and we believe this risk is still present. We have focused our research efforts on determining whether the companies we own have either the ability to pass rising raw material prices through to the end user, or have company specific initiatives that should offset rising costs.

  As we look ahead to the second half of 2011, many of the macro issues that have been pushed into the future appear to be reaching a critical juncture. With uncertainty in the air, we believe that the investor focus on strong fundamentals and higher liquidity that began in the second quarter will continue. While one quarter does not make a trend, we continue to believe that over the next couple of years these types of stocks will provide strong returns.

Stock Performance
(for the 6 months ended 6/30/11)
	Average	Contribution
Top 5 Stocks	Weight	to Return
Cash America
International Inc.	2.02%	0.90%
Tupperware Brands Corp.	2.30	0.86
Temple-Inland Inc.	2.01	0.85
Cooper Companies Inc.	2.23	0.75
Holly Corp.	1.09	0.71

Bottom 5 Stocks
Schnitzer Steel Industries Inc.	1.44%	-0.21%
Silvercorp Metals Inc.	1.02	-0.24
Penn Virginia Corp.	1.38	-0.30
Cooper Tire & Rubber Co.	2.14	-0.34
Platinum Underwriters
Holdings Ltd.	1.56	-0.46

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/11)
Cooper Companies Inc.		2.6%
The Finish Line Inc.		2.5
South Jersey Industries Inc.		2.4
Owens & Minor Inc.		2.4
Franklin Electric Company Inc.		2.2
SM Energy Co.		2.1
Tupperware Brands Corp.		2.1
Blackbaud Inc.		2.1
Bob Evans Farms Inc.		2.1
American Equity Investment
Life Holding Co.		2.0
Total (% of Net Assets)		22.5%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number
	Morningstar	of Funds in
	Rating™	Small Value
	as of 6/30/11	Category
Overall	«««	305
3 Year	««	305
5 Year	«««	255

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/11)
	Westcore Small-Cap	Russell 2000®
	Value Fund	Value Index
Weighted Average Market Capitalization ($ Mil)	$1,821.0	$1,098.0
Price/Cash Flow (1 year trailing)	11.4x	11.5x
Price/Book Value	2.4x	1.5x
Price/Earnings (1 year trailing)	20.5x	18.1x
Beta	1.0	1.0
Number of Holdings	69	1,364
Portfolio Turnover Rate	18%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

     Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

     Fund Strategy

Investing primarily in micro-cap companies whose stocks appear to be undervalued.

     Fund Management

Kris B. Herrick, CFA Portfolio Manager
Paul A. Kuppinger, CFA Portfolio Manager
Jon K. Tesseo Portfolio Manager

CFA is a trademark owned by the CFA Institute.

     Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMIX)	4.93%	35.08%	8.98%	—	—	6.90%	6/23/2008
Russell
Microcap® Index	3.08	32.70	6.48	—	—	3.15
Lipper Small-Cap
Core Index	6.18	36.32	7.54	—	—	6.05

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 6.97%, Net: 1.31%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www. westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Jon K. Tesseo is a registered representative of ALPS Distributors, Inc.

Manager Commentary
  The Westcore Micro-Cap Opportunity Fund outperformed its benchmark, the Russell Microcap Index for the first six months of 2011. The period ended June 30, 2011 also included the end of the Fund’s first three years, a period in which the Fund outperformed its benchmark. Additionally, with a three-year track record behind it, the Fund received its first Morningstar Rating earning a 4-Star Overall Morningstar Rating for risk adjusted performance as of June 30, 2011, out of 564 funds in the Small Blend category (please see page 29 for more detail regarding Morningstar Ratings).

  Return on equity (ROE) was the best performing factor in the first half of the year, with much of its effectiveness coming late in the second quarter. In the first quarter, price momentum and long-term growth rate were two factors that worked well. In the second quarter cash flow metrics and ROE were the strongest factors. Dividend paying stocks generally outperformed non-dividend paying stocks both in the micro-cap universe of stocks and in the Fund for the first six months of 2011. In contrast, stock price was not a predictive factor in overall performance during the period. We believe this about-face in factor effectiveness highlights the importance of including a large variety of factor types in our models rather than depending on a single style factor within the investment selection process.

  The models we use to manage and select stocks were effective in the first half of the year and the Fund outperformed its benchmark in nine out thirteen sectors. The energy consumer staples and basic materials sectors were the Fund’s best performers relative to the benchmark. The interest rate sensitive, medical/healthcare and commercial services sectors were the weakest performers relative to the benchmark.

  As of June 30, the Fund maintained a significant position in companies with high cash-flow yield, as we believe this factor has been a meaningful predictor of future performance. We believe our models have helped us position the Fund to take advantage of the continued market rebound.

  We look forward to building on our strong start to 2011 and thank you for your investment in the Fund.

Stock Performance
(for the 6 months ended 6/30/11)
	Average	Contribution
Top 5 Stocks	Weight	to Return
Imperial Sugar Co.	0.49%	0.48%
Innospec Inc.	0.90	0.47
Jazz Pharmaceuticals Inc.	0.42	0.39
Omega Protein Corp.	0.75	0.38
Gulfport Energy Corp.	0.34	0.34

Bottom 5 Stocks
BSQUARE Corp.	0.53%	-0.22%
Array BioPharma Inc.	0.50	-0.22
Bon-Ton Stores Inc.	0.24	-0.22
Novatel Wireless Inc.	0.17	-0.24
Fuel Tech Inc.	0.61	-0.24

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/11)
Cornerstone Therapeutics Inc.		0.9%
Gulf Island Fabrication Inc.		0.9
ICG Group Inc.		0.9
Arlington Asset Investment Corp.		0.9
Medifast Inc.		0.9
LSI Industries Inc.		0.9
Innospec Inc.		0.9
SL Industries Inc.		0.9
AAON Inc.		0.9
DDi Corp.		0.9
Total (% of Net Assets)		9.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Small Blend
	as of 6/30/11	Category
Overall	««««	564
3 Year	««««	564

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/11)
	Westcore Micro-Cap	Russell
	Opportunity Fund	Microcap® Index
Weighted Average Market Capitalization ($ Mil)	$330.0	$309.0
Price/Cash Flow (1 year trailing)	11.8x	13.1x
Price/Book Value	2.2x	2.3x
Price/Earnings (1 year trailing)	19.4x	20.4x
Beta	0.9	1.0
Number of Holdings	180	1,596
Portfolio Turnover Rate	46%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

     Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

     Fund Strategy

Investing in equity securities of international small-cap companies that are poised for growth.

     Fund Management

John C. Fenley, CFA Portfolio Manager
Jeremy A. Duhon, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

     Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTIFX)	7.64%	43.61%	12.29%	6.90%	8.22%	5.71%	12/15/99
MSCI EAFE
Small-Cap Index®	3.84	36.42	3.27	2.32	10.10	7.74
Lipper International
Small-Cap Index	3.61	36.66	2.90	4.41	10.86	7.04

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.85%, Net: 1.51%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.50% for the Fund’s Retail Class for such period. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

Manager Commentary
  Although global equity markets during the first half of the year were forced to contend with a series of shocks including the earthquake and tsunami in Japan, sovereign debt concerns in Southern Europe, inflation concerns in emerging markets, the debt ceiling debate in the U.S. and political instability in Africa and the Middle East, on average, they still managed to post gains. During the period, the Westcore International Small-Cap Fund outperformed its benchmark, the MSCI EAFE Small-Cap Index.

  Market volatility was high during the period given all the issues investors were grappling with. Despite the negative factors, reasons for optimism emerged with progress made towards a bailout in Europe and potential growth in Japan due to the post-tsunami rebuild. Overall, global growth is projected to be strong over the next twelve months with emerging markets accounting for a large portion of this growth. Thus, we believe investors may have opportunities for further gains but need to be prepared for the possibility of continued volatility.

  Among the Fund’s top contributors in the first half of the year were Credit Corp. Group Ltd. and Wirecard AG. Australia-based Credit Corp. Group’s primary business is the collection of 180-day past due credit card debt. The company reported accelerating earnings growth during the period and we believe that growth will continue based on key performance indicators. German-based internet payment software company, WireCard, enjoyed double-digit growth in transaction volume from the increased trend to ecommerce and is now targeting growth opportunities in China.

  The Fund’s laggards included UK- based London Capital Group Holdings PLC and Italy-based Maire Tecnimont SpA. London Capital is an internet based financial services company that specializes in trading financial instruments. Although the company saw an increase in trades in 2010, it reported that revenue per customer slowed in the second half of 2010 due to lower market volatility. We believe its long-term prospects remain strong. Petrochemical and power plant builder Maire Tecnimont disappointed investors with its latest earnings release as geopolitical turmoil and increased oil prices delayed building of petrochemical plants in the Middle East. Despite these setbacks, Maire’s backlog (unfulfilled business that the company has won) remains robust and its valuation remains attractive. We will continue to monitor Maire’s operational results.

  We believe it is essential to maintain our long-term focus on the underlying progress of the companies we invest in, rather than the myriad factors that make for interesting headlines but do little to contribute to a company’s success over time. In the universe of international small-cap companies, with careful analysis, we believe investors can identify fast-growing, cash-generative companies trading at significant discounts. In our view, the Fund’s holdings currently have cash generative qualities and strong balance sheets, and as a group have grown earnings at an above-market rate through the recession and recovery. With holdings trading at multiples we find attractive, we believe that the Fund has a mix of quality and valuation that should position it well over the long term.

Stock Performance
(for the 6 months ended 6/30/11)
	Average	Contribution
Top 5 Stocks	Weight	to Return
Credit Corp. Group Ltd.	6.35%	2.11%
Rightmove PLC	3.32	1.59
Diploma PLC	4.26	1.59
Slater & Gordon Ltd.	5.94	1.29
Wirecard AG	3.34	0.89

Bottom 5 Stocks
Cranswick PLC	1.40%	-0.19%
Domino’s Pizza UK & IRL PLC	0.97	-0.21
London Capital Group
Holdings PLC	1.42	-0.35
IG Group Holdings PLC	4.78	-0.55
Maire Tecnimont SpA	1.02	-0.67

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/11)
Credit Corp Group Ltd. [Australia]		6.4%
Slater & Gordon Ltd. [Australia]		5.9
Pico Far East Holdings Ltd. [Hong Kong]		5.9
Cardno Ltd. [Australia]		5.2
Aeon Delight Co. Ltd. [Japan]		4.9
Morgan Sindall Group PLC [United Kingdom]		4.7
IG Group Holdings PLC [United Kingdom]		4.5
Mitie Group PLC [United Kingdom]		4.4
Mears Group PLC [United Kingdom]		4.4
Diploma PLC [Australia]		4.0
Total (% of Net Assets)		50.3%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number of Funds
	Morningstar	in Foreign
	Rating™	Small/Mid
	as of 6/30/11	Growth Category
Overall	«««	129
3 Year	«««««	129
5 Year	««««	104
10 Year	««	60

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/11)	Westcore International	MSCI EAFE
	Small-Cap Fund	Small-CapIndex®
Weighted Average Market Capitalization ($ Mil)	$1,123.0	$1,915.0
Number of Countries Represented	13	29
Price/Earnings (1 year trailing)	16.0x	21.6x
Price/Book Value	3.4x	2.5x
Number of Holdings	35	2,338
Portfolio Turnover Rate	10%	–

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

     Regional Allocation

Percentages are based on Total Net Assets.

     Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

     Fund Strategy

A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

     Fund Management

Mark R. McKissick, CFA Portfolio Manager
Troy A. Johnson, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

     Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
	6	1	3	5	10	Since	30-Day	Incep.
	Months	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTLTX)	4.66%	12.44%	6.89%	4.13%	6.13%	7.78%	5.52%	6/1/1988
Institutional Class (WILTX)	4.65	12.42	6.95	4.18	6.16	7.79	5.62	9/28/2007
Barclays Capital U.S.
Corporate High Yield Ba Index	5.07	14.65	13.23	9.77	8.35	9.15	—
Westcore Flexible Income Fund
Custom Index	5.07	14.65	13.23	9.77	8.35	9.26	—
Lipper High Current
Yield Index	4.64	15.86	9.29	7.05	7.14	7.19	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.93%, Net: 0.85%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 3.24%, Net: 0.75%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 5.47% for the retail class and 3.22%for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 0.85% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Westcore Flexible Income Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk.

Manager Commentary
  The year started off strong with high yield securities marching to record low yields by May, having shrugged off the escalating conflict in the Middle East and the natural disaster in Japan. However, investors’ appetite for risk declined entering the summer as indicated by redemptions from the sector and the sell-off that ensued. Skepticism surfaced regarding the likelihood that accelerated economic growth, necessary for improvement in employment and the housing market, would occur. Focus shifted to mounting economic headwinds including monetary tightening across emerging markets, the Japanese disaster’s continuing impact on commerce and the lingering Greek solvency issue, which hastened the flight to quality on concern of spill-over effects across the Euro-zone.

  The Westcore Flexible Income Fund’s return for the first half of 2011 fell short of its benchmark, the Barclays Capital U.S. Corporate High Yield Ba Index. Overall, the Fund’s underperformance was established early in 2011. During the heightened period of risk aversion and declining valuations, the Fund gained momentum relative to the benchmark. The benchmark holds so-called “financial hybrid securities,” that allow issuers greater flexibility in leverage and maturity extension, and these have provided excess contribution to its performance since the high yield recovery began in December 2008. While we may have missed a trading opportunity in this segment of the market, our fundamental analysis determined that these “hybrids” possess limited hard asset protection and carry meaningful maturity extension risk. Our longer term investment orientation led us to believe that the offered yield levels do not compensate our shareholders for these risks.

  Positive contributions to the Fund’s performance came from a number of holdings that benefitted from improving credit profiles and refinancing activity. During the second quarter, a few of the sizeable long-held positions within the Fund were upgraded to investment grade. When such upgrades occur, demand for and valuation of the security increase immediately as it transitions to a larger, investment-grade oriented, investor base that is often in search of additional yield.

  We believe the Fund is positioned to offer competitive yield with less downside risk and volatility than more traditional high yield funds. Our process entails intensive credit analysis to evaluate yield versus risk through an entire business cycle and an overweight in higher rated issues is a logical result. Most importantly, we believe this strategy works over the long term for shareholders who want comparative yield potential versus other high yield funds, but who are a little more sensitive to volatility and capital preservation.

Top Ten Corporate Credit Exposure
(as of 6/30/11)
Forest Oil Corp.		4.1%
Host Marriott		3.9
Omega Healthcare		3.8
Aramark Corp.		3.7
Tuckahoe Credit Lease		3.1
Range Resources Corp.		2.8
Southwestern Energy Company		2.8
Frontier Communications		2.7
HCA Inc.		2.6
Potlatch Corp.		2.6
Total (% of Net Assets)		32.1%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

Morningstar Ratings
		Number
		of Funds in
	Morningstar	High Yield
	Rating™	Bond
	as of 6/30/11	Category
Overall	««	507
3 Year	««	507
5 Year	«	432
10 Year	««	279

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/11)
		Barclays Capital U.S.
	Westcore Flexible	Corporate High
	Income Fund	Yield Ba Index
Modified Duration	4.5 years	4.9 years
Effective Maturity	5.8 years	7.6 years
Number of Holdings	92	703
Portfolio Turnover Rate	23%	—

Please see page 30 for definitions of terms.

Asset Allocation

Percentages are based on Total Net Assets.

    Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

     Maturity Allocation

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

     Fund Strategy

A fixed-income fund focusing on investment quality bonds of varying maturities.

     Fund Management

Mark R. McKissick, CFA Portfolio Manager
Lisa M. Snyder, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

     Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
	6	1	3	5	10	Since	30-Day	Incep.
	Months	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTIBX)	3.17%	5.02%	6.18%	5.93%	6.01%	6.77%	3.54%	6/1/1988
Institutional Class (WIIBX)	3.31	5.17	6.26	6.02	6.06	6.79	3.66	9/28/2007
Barclays Capital Aggregate
Bond Index	2.72	3.90	6.46	6.52	5.74	7.33	—
Lipper Intermediate
Investment Grade Index	3.13	5.63	7.21	6.23	5.51	6.67	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.83%, Net: 0.55%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.70%, Net: 0.43%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 3.29% for the retail class and 3.39% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www. westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 0.55% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Westcore Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk.

Manager Commentary
  In the first quarter of 2011, market participants had to consider the impact of some notable global events, such as the uprisings across the Middle East and North Africa and the devastating natural disaster in one of the world’s largest economies, Japan. In the second quarter, the market’s focus shifted to the slowing global economy. With U.S. unemployment rising unexpectedly, the housing market languishing, China’s economy cooling, and the European periphery moving closer to default, investors reacted by buying the security of U.S. Treasury Notes. Thus, interest rates declined despite the unresolved budget issues and the expanding fiscal deficits in Washington, as well as the increase in inflation. It is very clear that U.S. Treasuries remain the haven of safety when other markets are under stress and investors are fearful. The long-term consequences of our fiscal problems, however, are far from certain and remain under close watch.

  The Federal Reserve completed its latest phase of quantitative easing (QE2) on June 30 as planned. They will wait and watch before further actions are taken. For now the economy and the U.S. Treasury markets will need to stand on their own in the absence of unusual support from the Fed. While this extraordinary easing remains very controversial it is unclear that any real lasting support was provided to the jobs market or to the housing market, which both continue to struggle. It does appear that the liquidity provided was beneficial to stock and bond prices, as well as commodities.

  The Barclays Capital Aggregate Bond Index, the benchmark for the Westcore Plus Bond Fund, returned 2.72% for the first six months of 2011. Corporate bonds and commercial mortgage-backed securities benefitted from both a decline in rates and the additional yield they earn. Returns on Treasuries and Agencies lagged the benchmark as a whole, returning 2.22% and 1.90% respectively.

  In the first half of 2011, the Westcore Plus Bond Fund outperformed its benchmark with contributions from the Fund’s overweight in corporate bonds (particularly in the financial and energy sectors). The Fund’s high-yield corporate bond holdings, typically rated “BB,” also contributed to the its positive return, while Treasuries, Agencies and mortgage-backed securities dampened its performance year-to-date.

  We continue to overweight corporate bonds given our expectation of an environment of positive, but slow economic growth, strong corporate profits, continued deleveraging by corporations and individuals, and contained inflation. We expect to maintain the Fund’s allocation to high-yield corporate issues, which was approximately 14.5% of the Fund’s holdings as of June 30. We have positioned the Fund to have slightly lower interest rate risk than its benchmark given the already low interest rates and the protracted deficit problems that we believe will ultimately lead to higher short-term interest rates.

  As always, we appreciate your confidence and continued investment in the Fund.

Top Ten Corporate Credit Exposure
(as of 6/30/11)
Berkshire Hathaway		1.4%
Crown Castle Towers LLC		1.4
Potlatch Corp.		1.1
Anheuser Busch		1.1
BP Capital Markets PLC		1.1
City National Corp.		1.1
Teck Resources Ltd.		1.1
Washington REIT		1.1
WalMart Stores		1.1
GTP Towers LLC		1.1
Total (% of Net Assets)		11.6%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

Morningstar Ratings
		Number
		of Funds in
	Morningstar	Intermediate-
	Rating™	Term Bond
	as of 6/30/11	Category
Overall	««««	1,017
3 Year	«««	1,017
5 Year	«««	871
10 Year	««««	567

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/11)
	Westcore Plus	Barclays Capital
	Bond Fund	Aggregate Bond Index
Modified Duration	4.9 years	5.2 years
Effective Maturity	7.8 years	7.4 years
Number of Holdings	231	7,979
Portfolio Turnover Rate	28%	—

Please see page 30 for definitions of terms.

Asset Allocation

Percentages are based on Total Net Assets.

     Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

     Maturity Allocation

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

     Fund Strategy

A Colorado municipal bond fund focusing on federal and state tax-exempt income primarily through investments in investment-grade quality bonds of intermediate maturity.

     Fund Management

Thomas B. Stevens, CFA Portfolio Manager
Kenneth A. Harris, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

     Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
	6	1	3	5	10	Since	30-Day	Incep.
	Months	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTCOX)	3.38%	2.62%	4.58%	4.23%	3.89%	4.92%	3.57%	6/1/1991
Lehman Brothers 10-Year
Municipal Debt Index	4.56	4.49	6.53	5.80	5.33	6.25	—
Lipper Intermediate
Municipal Debt Index	3.80	3.54	4.89	4.37	4.12	5.00	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.92%, Net: 0.66%

30-Day SEC Yield figure reflects all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figure would have been 3.37%.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 0.65% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Westcore Colorado Tax-Exempt Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.

Manager Commentary
  Reversing the upward trend in municipal bond yields that took place over the last half of 2010, interest rates fell over the first six months of 2011. Yields on “AAA” rated general obligation debt securities were at their lowest levels of the year as of June 30, 2011, hovering around 2.65% compared to 3.21% as of December 31, 2010. The Federal Reserve has maintained accommodative policies keeping short-term interest rates at historically low levels. Investors have responded by searching out higher-yielding securities with longer final maturities.

  Three primary factors contributed to the municipal market’s solid six-month performance. First, individual investors exhibited somewhat more interest in high quality municipal bonds as state and local municipalities embarked on budget-cutting programs and the media-pronounced calls for massive bankruptcies failed to evolve. Second, new issuance has been sparse this year as local and state governments are reluctant to incur additional debt when they are attempting to cut expenses. Finally, many higher coupon bonds trading in the secondary markets have either been called prior to their final stated maturity date, or have matured, forcing investors to scramble to reinvest those proceeds.

  The Westcore Colorado Tax-Exempt Fund’s performance for the first half of 2011 trailed its benchmark, the Barclays Capital 10-Year Municipal Bond Index. The Fund’s modified duration was shortened during the first half of the year, from 6.0 years to 4.6 years, which detracted from performance. Additionally, industrial development revenue bonds, tobacco settlement securitization bonds, and bonds issued from California, Illinois, and Texas outperformed the Colorado single-state Barclays Capital Index. As a Colorado-only municipal bond fund, primarily concentrated in higher quality credits, the Fund had no exposure to these segments of the national municipal market which also hampered its performance relative to the benchmark. Finally, the Fund’s relatively larger exposure to “AA” rated credits subtracted from total overall return.

  Colorado’s budget constraints remain a challenge. The state faces a nearly $1 billion shortfall over the next fiscal year ending June 30, 2012 as federal stimulus and other one-time revenue sources cease. We are encouraged, however, by the state legislature’s action to cut expenses and by increased tax revenue received over the past six months. In addition, despite the national economic dilemma in housing and employment, these avenues of growth appear to be stabilizing in Colorado, for the time being at least. In our opinion, moderate economic growth for the state of between 3.0 and 3.5%, as projected by analysts, could improve state revenues.

  While the Fund has experienced a moderation in net redemptions since mid-February, at present, we intend to maintain a cash equivalent position of approximately 3% to avoid forced sales, but this could change as market conditions develop. Despite the temptation to stretch for additional yield by lowering the Fund’s overall credit quality, by extending duration, or by purchasing bonds subject to the alternative minimum tax (AMT), it is our intent to continue our emphasis on higher quality, intermediate-maturity bonds with coupons of 5% or higher, not subject to AMT considerations.

Top Ten Holdings
(as of 6/30/11)		% of Net Assets
Eagle Garfield & Rout County SD Re-50J
5.00%, 12/1/2026		2.7
Platte River Power Auth Power Rev
5.00%, 6/1/2027		2.1
Denver Health & Hospital Auth Rev
6.00%, 12/1/2031		2.1
Denver City & County School District #1
5.25%, 12/1/2025		1.8
Jefferson County School District R-001
5.25%, 12/1/2024		1.8
Boulder County Open Space
5.00%, 1/1/2024		1.7
Brighton Water Activity Ent Rev
5.00%, 12/1/2029		1.6
Colorado Springs Utility Rev
5.00%, 11/15/2027		1.6
Denver City & County Water Commrs
5.00%, 12/15/2029		1.6
Douglas County School District Re-1
5.00%, 12/15/2017		1.5
Total (% of Net Assets)		18.5%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
		of Funds in
	Morningstar	Muni Single
	Rating™	State Interm
	as of 6/30/11	Category
Overall	«««	215
3 Year	«««	215
5 Year	«««	207
10 Year	«««	175

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/11)
	Westcore Colorado	Barclays Capital 10-Year
	Tax-Exempt Fund	Municipal Bond Index
Modified Duration	4.8 years	7.3 years
Effective Maturity	5.7 years	9.9 years
Colorado Double Tax-Exempt Percentage
(excludes cash & cash equivalents)	100	—
Percentage of Holdings Subject to AMT	0	—
Number of Holdings	141	—
Portfolio Turnover Rate	6%	—

Please see page 30 for definition of terms.

Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

     Maturity Allocation

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

Disclosure of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 90 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2011 and held until June 30, 2011.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid During Period

With respect to Expenses Paid During the Period, as shown in the table on the next page, expenses are equal to the Fund’s annualized expense ratio, as shown below, multiplied by the average account value over the period, multiplied by the number of days in the last six months of the fiscal half-year, 181/365 (to reflect the half-year period). The annualized expense ratios for the last six months were as follows:

Fund	Retail Class	Institutional Class
Westcore Growth Fund	1.07%	0.92%
Westcore MIDCO Growth Fund	1.05%	0.91%
Westcore Select Fund	1.03%	N/A
Westcore Blue Chip Fund	1.15%	0.98%
Westcore Mid-Cap Value Fund	1.25%	N/A
Westcore Small-Cap Opportunity Fund	1.30%	1.20%
Westcore Small-Cap Value Fund	1.30%	1.17%
Westcore Micro-Cap Opportunity Fund	1.30%	N/A
Westcore International Small-Cap Fund (1)	1.50%	N/A
Westcore Flexible Income Fund	0.85%	0.75%
Westcore Plus Bond Fund	0.55%	0.43%
Westcore Colorado Tax-Exempt Fund	0.65%	N/A

(1) Prior to April 30, 2011, the Westcore International Small-Cap Fund was known as the Westcore International Frontier Fund.

		Beginning Account	Ending Account	Expenses Paid
		Value	Value	During the Period
Fund		1/1/11	6/30/11	1/11/11 to 6/30/11
Westcore Growth Fund
Retail Class	Actual	$1,000.00	$1,072.60	$5.50
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.36
Institutional Class	Actual	$1,000.00	$1,073.20	$4.73
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	$4.61
Westcore MIDCO Growth Fund
Retail Class	Actual	$1,000.00	$1,085.70	$5.43
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.26
Institutional Class	Actual	$1,000.00	$1,085.30	$4.71
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56
Westcore Select Fund
Retail Class	Actual	$1,000.00	$1,076.40	$5.30
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.69	$5.16
Westcore Blue Chip Fund
Retail Class	Actual	$1,000.00	$1,082.10	$5.94
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76
Institutional Class	Actual	$1,000.00	$1,082.60	$5.06
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	$4.91
Westcore Mid-Cap Value Fund
Retail Class	Actual	$1,000.00	$1,080.00	$6.45
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26
Westcore Small-Cap Opportunity Fund
Retail Class	Actual	$1,000.00	$1,051.30	$6.61
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51
Institutional Class	Actual	$1,000.00	$1,052.00	$6.11
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01
Westcore Small-Cap Value Fund
Retail Class	Actual	$1,000.00	$1,057.60	$6.63
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51
Institutional Class	Actual	$1,000.00	$1,057.60	$5.97
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.99	$5.86
Westcore Micro-Cap Opportunity Fund
Retail Class	Actual	$1,000.00	$1,049.30	$6.61
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51
Westcore International Small-Cap Fund(1)
Retail Class	Actual	$1,000.00	$1,076.40	$7.72
	Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50
Westcore Flexible Income Fund
Retail Class	Actual	$1,000.00	$1,046.60	$4.31
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26
Institutional Class	Actual	$1,000.00	$1,046.50	$3.81
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76
Westcore Plus Bond Fund
Retail Class	Actual	$1,000.00	$1,031.70	$2.77
	Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76
Institutional Class	Actual	$1,000.00	$1,033.10	$2.17
	Hypothetical (5% return before expenses)	$1,000.00	$1,022.66	$2.16
Westcore Colorado Tax-Exempt Fund
Retail Class	Actual	$1,000.00	$1,033.80	$3.28
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26

(1) Prior to April 30, 2011, the Westcore International Small-Cap Fund was known as the Westcore International Frontier Fund.

 Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The S&P 500 Index is comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. Incorporated companies based on total market capitalization.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

The Russell 1000® Growth Index measures the performance of the largest 1,000 firms in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

The Russell 2000® Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3,000 largest U.S. incorporated companies based on total market capitalization.

The Russell 2000® Value Index measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.

The MSCI EAFE Small-Cap Index® is a free float-adjusted market capitalization index that is designed to measure the performance of securities of small cap companies listed on the stock exchanges of 21 developed markets outside of North America with a full market capitalization range of U.S. $200 million-$1.5 billion.

The Westcore Flexible Income Fund Custom Index is comprised of the Barclays Capital Long-Term Government/Corporate Bond Index from the Fund’s inception to 9/30/00 and the Barclays Capital U.S. Corporate High Yield Ba Index for the time period 10/1/00 to the most recent period end to reflect the change in the Fund’s investment strategy on 10/1/00. The Adviser believes that the Custom Index is the best benchmark measurement for historical performance over eight years.

The Barclays Capital U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Barclays Capital Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Barclays Capital 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Municipal 20 Bond Buyer Index is comprised of yields of 20 general obligation municipal bonds published weekly by The Bond Buyer. The Municipal 25 Bond Buyer Revenue Index is comprised of yields of 25 revenue bonds with 30-year maturities published weekly by The Bond Buyer.

The Lipper Large-Cap Growth Index is comprised of the 30 largest mutual funds in the Lipper Large-Cap Growth Funds classification.

The Lipper Mid-Cap Growth Index is comprised of the 30 largest mutual funds in the Lipper Mid-Cap Growth Funds classification. The Lipper Large-Cap Core Index is comprised of the 30 largest mutual funds in the Lipper Large-Cap Core Funds classification.

The Lipper Mid-Cap Value Index is comprised of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds classification.

The Lipper Small-Cap Core Index is comprised of the 30 largest mutual funds in the Lipper Small-Cap Core Funds classification.

The Lipper Small-Cap Value Index is comprised of the 30 largest mutual funds in the Lipper Small-Cap Value Funds classification.

The Lipper International Small-Cap Index is comprised of the 30 largest mutual funds in the Lipper International Small-Cap Funds classification.

The Lipper High Current Yield Index is comprised of the 30 largest mutual funds in the Lipper High Current Yield Funds classification.

The Lipper Intermediate Investment Grade Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Debt Funds classification.

The Lipper Intermediate Municipal Debt Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Municipal Debt Funds classification.

Russell Investments is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

MSCI Barra is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Barclays Capital is the source and owner of the Barclays Capital Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Barclays Capital is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Lipper Inc. is the source and owner of the Lipper Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

 Top 5/Bottom 5 Stock Performance Calculation Methodology

The Calculation methodology used to construct this chart took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the Measurement Period, and the Chart reflects consistently the results of the Calculation. The Calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the Total Investments) of each holding multiplied by the rate of return for that holding during the first six months of 2011.

 Morningstar Disclosures

©2011 Morningstar, Inc. All Rights Reserved. The information contained herein is: (1) proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/11 and are subject to change every month. For each fund with at least a 3-year history, Morningstar calculates a rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive a Morningstar RatingTM of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. During periods on which ratings are based, service providers of the Fund waived fees. This waiver had a material impact on the funds’ average annual returns. In the absence of fee waivers, performance would have been reduced.

 Definitions of Terms

Beta – A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Credit Quality Rating – A rating of an individual bond as determined by a private, independent rating agency such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA” to lowest, “D”.

Duration – A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth – Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity – A weighted average of the maturities of the bonds in a portfolio.

Emerging Markets – Westcore International Small-Cap Fund considers emerging market countries to be those countries that are neither U.S. nor developed countries.

Market Capitalization – The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration – A duration measure in which it is assumed that yield changes do not change the expected cash flows.

Number of Holdings – The Number of Holdings presented excludes short-term investments including money market mutual funds.

Portfolio Turnover Rate – A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio – The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio – The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Price to Earnings (P/E) Ratio – The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

Quantitative Easing – A monetary policy that the Federal Reserve, and other central banks, pursue to increase the supply of money and thereby expand liquidity in the hopes of fostering stronger growth.

REIT – A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

Return on Equity (ROE) – A measure of how well a company used reinvested earnings to generate additional earnings. It is used as a general indication of a company’s efficiency; in other words, how much profit is a company able to generate given the resources provided by its stockholders.

SEC Yield – The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

Weighted Average – An average that takes into account the proportional relevance of each component, rather than treating each component equally.

WESTCORE GROWTH FUND AS OF JUNE 30, 2011 (UNAUDITED)

	Shares	Market Value
COMMON STOCKS		99.35%
Consumer Discretionary		15.82%
Hotels, Restaurants & Leisure		2.18%
Las Vegas Sands Corp.**	17,362	$732,850
Starbucks Corp.	22,065	871,347
		1,604,197

Internet & Catalog Retail		5.14%
Amazon.com Inc.**	8,180	1,672,728
Netflix Inc.**	2,945	773,622
Priceline.com Inc.**	2,602	1,332,042
		3,778,392

Media		2.39%
CBS Corp. - Class B	27,244	776,182
DIRECTV - Class A**	19,260	978,793
		1,754,975

Multiline Retail		0.93%
Nordstrom Inc.	14,465	678,987

Specialty Retail		2.37%
Abercrombie & Fitch Co. -
Class A	8,200	548,744
Home Depot Inc.	32,964	1,193,956
		1,742,700

Textiles Apparel & Luxury Goods		2.81%
Coach Inc.	13,886	887,732
Fossil Inc.**	5,465	643,340
Lululemon Athletica Inc.
(Canada)**	4,799	536,624
		2,067,696

Total Consumer Discretionary
(Cost $7,805,693)		11,626,947

Consumer Staples		8.49%
Beverages		0.99%
Dr Pepper Snapple Group
Inc.	17,327	726,521

Food & Staples Retailing		2.78%
Walgreen Co.	21,573	915,990
Whole Foods Market Inc.	17,720	1,124,334
		2,040,324

Personal Products		2.78%
The Estee Lauder Cos. Inc. -
Class A	7,300	767,887
Herbalife Ltd.
(Cayman Islands)	22,100	1,273,844
		2,041,731

	Shares	Market Value
Tobacco		1.94%
Philip Morris International
Inc.	21,400	$1,428,878

Total Consumer Staples
(Cost $5,215,865)		6,237,454

Energy		11.79%
Energy Equipment & Services		7.06%
Baker Hughes Inc.	13,900	1,008,584
Halliburton Co.	45,122	2,301,222
Patterson-UTI Energy Inc.	19,844	627,269
Schlumberger Ltd.	14,470	1,250,208
		5,187,283

Oil Gas & Consumable Fuels		4.73%
Apache Corp.	5,975	737,255
Chevron Corp.	8,995	925,046
Continental Resources
Inc.**	9,599	623,071
Petrohawk Energy Corp.**	25,026	617,392
Royal Dutch Shell PLC - ADR
(Netherlands)	8,110	576,864
		3,479,628

Total Energy
(Cost $7,083,933)		8,666,911

Financials		4.36%
Capital Markets		1.88%
BlackRock Inc.	3,223	618,204
Franklin Resources Inc.	5,800	761,482
		1,379,686

Consumer Finance		1.72%
Capital One Financial Corp.	9,700	501,199
Discover Financial Services	28,500	762,375
		1,263,574

Insurance		0.76%
AON Corp.	10,917	560,042

Total Financials
(Cost $2,942,151)		3,203,302

Health Care		10.75%
Biotechnology		1.14%
Celgene Corp.**	13,900	838,448

Health Care Providers & Services		4.17%
Express Scripts Inc.**	23,400	1,263,132
Humana Inc.	14,790	1,191,187
Universal Health Services
Inc. - Class B	11,800	608,054
		3,062,373

	Shares	Market Value
Life Sciences Tools & Services		3.04%
Agilent Technologies Inc.**	15,082	$770,841
Illumina Inc.**	9,100	683,865
Thermo Fisher Scientific
Inc.**	12,111	779,827
		2,234,533

Pharmaceuticals		2.40%
Allergan Inc.	13,599	1,132,117
Endo Pharmaceuticals
Holdings Inc.**	15,820	635,489
		1,767,606

Total Health Care
(Cost $6,918,759)		7,902,960

Industrials		13.47%
Aerospace & Defense		6.76%
Honeywell International
Inc.	19,220	1,145,320
Precision Castparts Corp.	7,729	1,272,580
TransDigm Group Inc.**	12,103	1,103,672
United Technologies Corp.	16,307	1,443,333
		4,964,905

Electrical Equipment		1.45%
AMETEK Inc.	23,700	1,064,130

Industrial Conglomerates		0.90%
Siemens AG - ADR
(Germany)	4,800	660,144

Machinery		3.22%
Caterpillar Inc.	15,313	1,630,222
Parker Hannifin Corp.	8,202	736,047
		2,366,269

Road & Rail		1.14%
Norfolk Southern Corp.	11,240	842,213

Total Industrials
(Cost $6,540,580)		9,897,661

Information Technology		28.62%
Communications Equipment		2.21%
QUALCOMM Inc.	28,581	1,623,115

Computers & Peripherals		11.51%
Apple Inc.**	14,937	5,013,903
EMC Corp.**	64,091	1,765,707
NetApp Inc.**	31,760	1,676,293
		8,455,903

WESTCORE GROWTH FUND AS OF JUNE 30, 2011 (continued)
(UNAUDITED)

	Shares	Market Value
Internet Software & Services		3.61%
Baidu.com Inc. - ADR
(China)**	5,385	$754,600
Equinix Inc.**	5,900	596,018
Google Inc. - Class A**	2,579	1,305,954
		2,656,572

IT Services		5.41%
Accenture PLC - Class A
(Ireland)	26,847	1,622,096
Gartner Inc.**	19,500	785,655
Teradata Corp.**	26,000	1,565,200
		3,972,951

Semiconductors & Semiconductor
Equipment		0.86%
Analog Devices Inc.	16,100	630,154

Software		5.02%
Oracle Corp.	62,700	2,063,457
VMware Inc. - Class A**	16,248	1,628,537
		3,691,994

Total Information Technology
(Cost $12,302,126)		21,030,689

Materials		4.90%
Chemicals		4.06%
Air Products & Chemicals
Inc.	9,929	949,014
Celanese Corp. - Class A	18,495	985,968
FMC Corp.	12,200	1,049,444
		2,984,426

Metals & Mining		0.84%
Walter Energy Inc.	5,300	613,740

Total Materials
(Cost $3,233,531)		3,598,166

Telecommunication Services		1.15%
Wireless Telecommunication
Services		1.15%
American Tower Corp. -
Class A**	16,100	842,030

Total Telecommunication Services
(Cost $786,562)		842,030

Total Common Stocks
(Cost $52,829,200)		73,006,120

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		0.59%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	429,611	$429,611

Total Money Market Mutual Funds
(Cost $429,611)		429,611

Total Investments
(Cost $53,258,811)	99.94%	73,435,731

Other Assets in Excess
of Liabilities	0.06%	46,925

Net Assets	100.00%	$73,482,656

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE MIDCO GROWTH FUND AS OF JUNE 30, 2011
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		97.10%
Consumer Discretionary		18.00%
Diversified Consumer Services		1.39%
Sotheby’s	52,900	$2,301,150

Hotels, Restaurants & Leisure		2.98%
Intercontinental Hotels
Group PLC - ADR
(United Kingdom)	108,500	2,242,695
Wynn Resorts Ltd.	18,700	2,684,198
		4,926,893

Media		3.64%
Focus Media Holding Ltd. -
ADR (China)**	88,900	2,764,790
Sirius XM Radio Inc.**	1,486,600	3,255,654
		6,020,444

Specialty Retail		7.10%
Guess? Inc.	41,800	1,758,108
Ross Stores Inc.	39,100	3,132,692
Signet Jewelers Ltd.
(Bermuda)**	74,300	3,477,983
TJX Companies. Inc.	64,500	3,388,185
		11,756,968

Textiles, Apparel & Luxury Goods		2.89%
Polo Ralph Lauren Corp.	17,800	2,360,458
The Warnaco Group Inc.**	46,300	2,419,175
		4,779,633

Total Consumer Discretionary
(Cost $22,489,540)		29,785,088

Consumer Staples		3.26%
Beverages		0.59%
Dr Pepper Snapple Group
Inc.	23,100	968,583

Food Products		0.67%
Mead Johnson Nutrition
Co.	16,500	1,114,575

Personal Products		2.00%
Herbalife Ltd.
(Cayman Islands)	57,400	3,308,536

Total Consumer Staples
(Cost $2,766,440)		5,391,694

Energy		6.95%
Energy Equipment & Services		3.44%
Helmerich & Payne Inc.	44,700	2,955,564
Oil States International
Inc.**	34,300	2,740,913

		5,696,477

	Shares	Market Value
Oil, Gas & Consumable Fuels		3.51%
Bill Barrett Corp.**	37,400	$1,733,490
SM Energy Co.	25,400	1,866,392
Whiting Petroleum Corp.**	38,700	2,202,417
		5,802,299

Total Energy
(Cost $8,859,239)		11,498,776

Financials		1.44%
Commercial Banks		1.44%
Comerica Inc.	69,000	2,385,330

Total Financials
(Cost $2,431,727)		2,385,330

Health Care		17.04%
Biotechnology		3.06%
Incyte Corp.**	130,300	2,467,882
United Therapeutics
Corp.**	47,200	2,600,720
		5,068,602

Health Care Equipment & Supplies		5.15%
C.R. Bard Inc.	14,700	1,614,942
St. Jude Medical Inc.	62,700	2,989,536
Varian Medical Systems
Inc.**	56,000	3,921,120
		8,525,598

Health Care Providers & Services		6.63%
Coventry Health Care Inc.**	102,300	3,730,881
DaVita Inc.**	23,350	2,022,344
HCA Holdings Inc.**	75,200	2,481,600
MEDNAX Inc.**	37,800	2,728,782
		10,963,607

Pharmaceuticals		2.20%
Endo Pharmaceuticals
Holdings Inc.**	90,600	3,639,402

Total Health Care
(Cost $23,506,575)		28,197,209

Industrials		14.65%
Building Products		2.81%
Lennox International Inc.	48,900	2,106,123
Owens Corning**	68,100	2,543,535
		4,649,658

Electrical Equipment		3.02%
Cooper Industries PLC	40,500	2,416,635
Thomas & Betts Corp.**	47,870	2,577,799
		4,994,434

	Shares	Market Value
Machinery		5.58%
Actuant Corp. - Class A	61,500	$1,650,045
Lincoln Electric Holdings
Inc.	49,800	1,785,330
SPX Corp.	51,200	4,232,192
Trinity Industries Inc.	44,900	1,566,112
		9,233,679

Marine		1.01%
Kirby Corp.**	29,400	1,666,098

Road & Rail		2.23%
Ryder System Inc.	64,900	3,689,565

Total Industrials
(Cost $21,036,117)		24,233,434

Information Technology		25.36%
Computers & Peripherals		1.58%
NetApp Inc.**	15,900	839,202
SanDisk Corp.**	42,700	1,772,050
		2,611,252

Electronic Equipment Instruments &
Components		0.97%
Itron Inc.**	33,400	1,608,544

Internet Software & Services		3.24%
LinkedIn Corp. - Class A**	3,600	324,324
Netease.com Inc. - ADR
(China)**	52,000	2,344,680
VeriSign Inc.	80,500	2,693,530
		5,362,534

IT Services		1.55%
Global Payments Inc.	25,800	1,315,800
Teradata Corp.**	20,700	1,246,140
		2,561,940

Semiconductors & Semiconductor
Equipment		9.22%
Atmel Corp.**	115,200	1,620,864
Avago Technologies Ltd.
(Singapore)	104,500	3,971,000
Cypress Semiconductor
Corp.**	105,900	2,238,726
Marvell Technology Group
Ltd. (Bermuda)**	27,000	398,655
Maxim Integrated
Products Inc.	93,900	2,400,084
NVIDIA Corp.**	85,400	1,360,849
Silicon Laboratories Inc.**	51,200	2,112,512
Veeco Instruments Inc.**	23,500	1,137,635
		15,240,325

WESTCORE MIDCO GROWTH FUND AS OF JUNE 30, 2011 (continued)
(UNAUDITED)

	Shares	Market Value
Software		8.80%
Activision Blizzard Inc.	214,800	$2,508,864
Autodesk Inc.**	78,300	3,022,380
Citrix Systems Inc.**	46,700	3,736,000
MICROS Systems Inc.**	48,000	2,386,080
Parametric Technology
Corp.**	8,500	194,905
TIBCO Software Inc.**	93,500	2,713,370
		14,561,599

Total Information Technology
(Cost $38,377,624)		41,946,194

Materials		8.90%
Chemicals		6.65%
Albemarle Corp.	40,500	2,802,600
Cytec Industries Inc.	27,600	1,578,444
FMC Corp.	31,100	2,675,222
Rockwood Holdings Inc.**	71,200	3,936,648
		10,992,914

Metals & Mining		2.25%
Cliffs Natural Resources
Inc.	25,800	2,385,210
Compass Minerals
International Inc.	15,600	1,342,692
		3,727,902

Total Materials
(Cost $10,605,123)		14,720,816

Telecommunication Services		1.50%
Wireless Telecommunication
Services		1.50%
MetroPCS
Communications
Inc.**	144,000	2,478,240

Total Telecommunication Services
(Cost $2,439,890)		2,478,240

Total Common Stocks
(Cost $132,512,275)		160,636,781

MONEY MARKET MUTUAL FUNDS		1.68%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	2,774,596	2,774,596

Total Money Market Mutual Funds
(Cost $2,774,596)		2,774,596

		Market Value
Total Investments
(Cost $135,286,871)	98.78%	$163,411,377

Other Assets in Excess of
Liabilities	1.22%	2,020,439

Net Assets	100.00%	$165,431,816

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE SELECT FUND AS OF JUNE 30, 2011
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		95.57%
Consumer Discretionary		19.67%
Diversified Consumer Services		3.21%
Sotheby’s	689,800	$30,006,300

Media		7.59%
Focus Media Holding Ltd.
- ADR (China)**	1,087,469	33,820,286
Sirius XM Radio Inc.**	16,913,300	37,040,127
		70,860,413

Specialty Retail		4.61%
TJX Companies Inc.	819,100	43,027,323

Textiles, Apparel & Luxury Goods		4.26%
The Warnaco Group Inc.**	761,600	39,793,600

Total Consumer Discretionary
(Cost $177,248,555)		183,687,636

Consumer Staples		3.79%
Personal Products		3.79%
Herbalife Ltd.
(Cayman Islands)	613,300	35,350,612

Total Consumer Staples
(Cost $19,135,197)		35,350,612

Energy		6.89%
Energy Equipment & Services		4.17%
Helmerich & Payne Inc.	589,190	38,957,243

Oil, Gas & Consumable Fuels		2.72%
Whiting Petroleum Corp.**	445,500	25,353,405

Total Energy
(Cost $55,966,128)		64,310,648

Health Care		23.52%
Biotechnology		3.14%
United Therapeutics
Corp.**	531,700	29,296,670

Health Care Equipment & Supplies		8.00%
St. Jude Medical Inc.	553,200	26,376,576
Varian Medical Systems
Inc.**	689,800	48,299,796
		74,676,372

Health Care Providers & Services		8.24%
Coventry Health Care Inc.**	1,214,200	44,281,874
HCA Holdings Inc.**	991,531	32,720,523
		77,002,397

	Shares	Market Value
Pharmaceuticals		4.14%
Endo Pharmaceuticals
Holdings Inc.**	962,800	$38,675,676

Total Health Care
(Cost $216,761,794)		219,651,115

Industrials		17.59%
Building Products		5.24%
Lennox International Inc.	313,500	13,502,445
Owens Corning**	948,400	35,422,740
		48,925,185

Electrical Equipment		2.78%
Thomas & Betts Corp.**	481,400	25,923,390

Machinery		5.02%
SPX Corp.	567,600	46,917,816

Road & Rail		4.55%
Ryder System Inc.	747,200	42,478,320

Total Industrials
(Cost $155,128,823)		164,244,711

Information Technology		19.24%
Semiconductors & Semiconductor
Equipment		8.86%
Avago Technologies Ltd.
(Singapore)	1,228,600	46,686,800
Maxim Integrated
Products Inc.	1,408,200	35,993,592
		82,680,392

Software		10.38%
Autodesk Inc.**	646,682	24,961,925
Citrix Systems Inc.**	445,430	35,634,400
Take-Two Interactive
Software Inc.**	2,378,162	36,338,315
		96,934,640

Total Information Technology
(Cost $175,415,708)		179,615,032

Materials		4.87%
Chemicals		4.87%
Rockwood Holdings Inc.**	822,700	45,487,083

Total Materials
(Cost $31,590,497)		45,487,083

Total Common Stocks
(Cost $831,246,702)		892,346,837

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		3.82%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	35,689,995	$35,689,995

Total Money Market Mutual Funds
(Cost $35,689,995)		35,689,995

Total Investments
(Cost $866,936,697)	99.39%	928,036,832

Other Assets in Excess
of Liabilities	0.61%	5,652,962

Net Assets	100.00%	$933,689,794

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE BLUE CHIP FUND AS OF JUNE 30, 2011
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		94.49%
Basic Materials		7.11%
Chemicals		1.38%
Ecolab Inc.	22,800	$1,285,464

Forestry & Paper		3.30%
Ball Corp.	41,380	1,591,475
International Paper Co.	50,050	1,492,491
		3,083,966

Non-Ferrous Metals		1.47%
Freeport-McMoRan Copper
& Gold Inc.	25,900	1,370,110

Specialty Chemicals		0.96%
Air Products & Chemicals
Inc.	9,400	898,452

Total Basic Materials
(Cost $5,186,151)		6,637,992

Capital Goods		4.21%
Aerospace & Defense		2.28%
General Dynamics Corp.	14,700	1,095,444
Raytheon Co.	20,800	1,036,880
		2,132,324

Industrial Products		1.93%
ITT Corp.	30,500	1,797,365

Total Capital Goods
(Cost $3,251,217)		3,929,689

Commercial Services		3.16%
Business Products & Services		1.99%
Quanta Services Inc.**	56,800	1,147,360
Xerox Corp.	68,300	711,003
		1,858,363

Transaction Processing		1.17%
The Western Union Co.	54,400	1,089,632

Total Commercial Services
(Cost $3,294,665)		2,947,995

Communications		1.92%
Networking		0.66%
Cisco Systems Inc.	39,800	621,278

Telecomm Equipment & Solutions		1.26%
QUALCOMM Inc.	20,700	1,175,553

Total Communications
(Cost $1,852,902)		1,796,831

	Shares	Market Value
Consumer Cyclical		11.02%
Apparel & Footwear Manufacturing		2.81%
Nike Inc. - Class B	15,800	$1,421,684
VF Corp.	11,100	1,205,016
		2,626,700

Cable, Satellite & Telecomm Services		2.88%
DIRECTV - Class A**	18,600	945,252
DISH Network Corp. - Class A**	56,800	1,742,056
		2,687,308

Department Stores		1.77%
Macy’s Inc.	56,500	1,652,060

General Merchandise		1.14%
Wal-Mart Stores Inc.	20,100	1,068,114

Recreation & Leisure		1.39%
Mattel Inc.	47,300	1,300,277

Restaurants		1.03%
Darden Restaurants Inc.	19,340	962,358

Total Consumer Cyclical
(Cost $8,266,579)		10,296,817

Consumer Staples		9.25%
Beverages: Non-Alcoholic		1.73%
Dr Pepper Snapple Group Inc.	38,600	1,618,498

Consumer Products		1.97%
Colgate-Palmolive Co.	21,000	1,835,610

Food & Agricultural Products		5.55%
Campbell Soup Co.	39,700	1,371,635
HJ Heinz Co.	33,100	1,763,568
Unilever N.V. (Netherlands)	62,300	2,046,555

		5,181,758

Total Consumer Staples
(Cost $7,948,633)		8,635,866

Energy		11.67%
Exploration & Production		5.69%
Marathon Oil Corp.	47,500	2,502,300
Occidental Petroleum Corp.	27,080	2,817,403
		5,319,703

Integrated Oils		1.53%
Exxon Mobil Corp.	17,600	1,432,288

	Shares	Market Value
Oil Services		4.45%
Ensco PLC - ADR
(United Kingdom)	22,000	$1,172,600
National Oilwell Varco Inc.	24,300	1,900,503
Noble Corp. (Switzerland)	27,400	1,079,834
		4,152,937
Total Energy
(Cost $7,814,432)		$10,904,928

Interest Rate Sensitive		11.00%
Insurance & Real Estate Brokers		1.60%
AON Corp.	29,100	1,492,830

Money Center Banks		1.59%
JPMorgan Chase & Co.	36,200	1,482,028

Property Casualty Insurance		3.05%
ACE Ltd. (Switzerland)	26,300	1,731,066
Chubb Corp.	17,900	1,120,719
		2,851,785

Regional Banks		3.94%
PNC Financial Services
Group Inc.	16,900	1,007,409
SunTrust Banks Inc.	48,800	1,259,040
Wells Fargo & Co.	50,400	1,414,224
		3,680,673

Thrifts		0.82%
Annaly Capital
Management Inc.	42,400	764,896

Total Interest Rate Sensitive
(Cost $9,489,036)		10,272,212

Medical/Healthcare		10.66%
Medical Technology		1.83%
Zimmer Holdings Inc.**	27,050	1,709,560

Pharmaceuticals		8.83%
Abbott Laboratories	35,550	1,870,641
Amgen Inc.**	36,600	2,135,610
Forest Laboratories Inc.**	53,550	2,106,657
Pfizer Inc.	103,862	2,139,557
		8,252,465

Total Medical/Healthcare
(Cost $8,874,719)		9,962,025

Real Estate Investment Trusts (REITs)		0.92%
Hotels		0.92%
Host Marriott Corp.	50,500	855,975

Total Real Estate Investment Trusts (REITs)
(Cost $872,928)		855,975

WESTCORE BLUE CHIP FUND AS OF JUNE 30, 2011 (continued)
(UNAUDITED)

	Shares	Market Value
Technology		15.52%
Computer Software		6.92%
Activision Blizzard Inc.	156,100	$1,823,248
Microsoft Corp.	98,800	2,568,800
Symantec Corp.**	105,100	2,072,572
		6,464,620

PC’s & Servers		5.35%
Dell Inc.**	108,700	1,812,029
International Business
Machines Corp.	18,600	3,190,830
		5,002,859

Semiconductors		3.25%
Avago Technologies Ltd.
(Singapore)	38,500	1,463,000
Intel Corp.	70,900	1,571,144
		3,034,144

Total Technology
(Cost $12,166,138)		14,501,623

Transportation		3.52%
Railroads		3.52%
Norfolk Southern Corp.	18,550	1,389,952
Union Pacific Corp.	18,200	1,900,080
		3,290,032

Total Transportation
(Cost $1,978,974)		3,290,032

Utilities		4.53%
Independent Power		1.77%
Exelon Corp.	18,900	809,676
Public Service Enterprises
Group Inc.	25,900	845,376
		1,655,052

Integrated Gas & Electric		0.94%
Dominion Resources Inc.	18,200	878,514

Regulated Electric		1.82%
Edison International	43,800	1,697,250

Total Utilities
(Cost $3,659,892)		4,230,816

Total Common Stocks
(Cost $74,656,266)		88,262,801

		Market Value
Total Investments
(Cost $74,656,266)	94.49%	$88,262,801

Other Assets in Excess
of Liabilities	5.51%	5,144,576

Net Assets	100.00%	$93,407,377

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE MID-CAP VALUE FUND AS OF JUNE 30, 2011
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		98.91%
Basic Materials		6.69%
Forestry & Paper		2.26%
International Paper Co.	20,100	$599,382
Packaging Corp. of America	17,000	475,830
		1,075,212

Other Materials (Rubber & Plastic)		3.62%
Crown Holdings Inc.**	28,550	1,108,311
Owens-Illinois Inc.**	23,800	614,278
		1,722,589

Precious Metals		0.81%
Hecla Mining Co.**	50,100	385,269

Total Basic Materials
(Cost $1,695,409)		3,183,070

Capital Goods		5.49%
Electrical Equipment		0.97%
General Cable Corp.**	10,900	464,122

Industrial Products		4.52%
Avery Dennison Corp.	16,400	633,532
Harsco Corp.	28,500	929,100
ITT Corp.	10,000	589,300
		2,151,932

Total Capital Goods
(Cost $2,700,374)		2,616,054

Commercial Services		5.16%
Business Products & Services		3.19%
Quanta Services Inc.**	47,475	958,995
Xerox Corp.	53,781	559,861
		1,518,856

Environmental & Pollution Control		1.97%
Waste Connections Inc.	29,585	938,732

Total Commercial Services
(Cost $2,089,125)		2,457,588

Communications		1.40%
Telecomm Equipment & Solutions		1.40%
Plantronics Inc.	18,200	664,846

Total Communications
(Cost $683,472)		664,846

Consumer Cyclical		13.02%
Apparel & Footwear Manufacturing		1.69%
VF Corp.	7,400	803,344

Shares		Market Value
Cable, Satellite & Telecomm Services		2.98%
DISH Network Corp. -
Class A**	46,300	$1,420,021

Department Stores		1.84%
Macy’s Inc.	29,900	874,276

Motor Vehicle Parts		1.40%
Autoliv Inc. (Sweden)	8,500	666,825

Recreation & Leisure		1.56%
Mattel Inc.	27,000	742,230

Specialty Retail		3.55%
GameStop Corp. - Class A**	35,300	941,451
Signet Jewelers Ltd.
(Bermuda)**	16,000	748,960
		1,690,411

Total Consumer Cyclical
(Cost $4,351,444)		6,197,107

Consumer Staples		4.99%
Beverages: Non-Alcoholic		1.79%
Dr Pepper Snapple Group
Inc.	20,300	851,179

Food & Agricultural Products		3.20%
The J.M. Smucker Co.	7,700	588,588
Tyson Foods Inc. - Class A	48,150	935,073

		1,523,661

Total Consumer Staples
(Cost $1,806,725)		2,374,840

Energy		10.01%
Exploration & Production		3.85%
Forest Oil Corp.**	34,566	923,258
SM Energy Co.	12,400	911,152
		1,834,410

Oil Services		4.22%
Ensco PLC - ADR
(United Kingdom)	12,500	666,250
Noble Corp. (Switzerland)	15,800	622,678
Tidewater Inc.	13,400	721,054
		2,009,982

Refining & Marketing		1.94%
Holly Corp.**	13,300	923,020

Total Energy
(Cost $3,438,515)		4,767,412

	Shares	Market Value
Interest Rate Sensitive		16.51%
Insurance & Real Estate Brokers		1.45%
AON Corp.	13,500	$692,550

Life & Health Insurance		4.17%
Reinsurance Group of
America Inc.	19,341	1,177,093
Unum Group	31,800	810,264
		1,987,357

Property Casualty Insurance		5.99%
Allied World Assurance
Co. Holdings Ltd.
(Switzerland)	15,000	863,700
Alterra Capital Holdings
Ltd. (Bermuda)	22,300	497,290
Axis Capital Holdings Ltd.
(Bermuda)	27,400	848,304
PartnerRe Ltd. (Bermuda)	9,340	643,059
		2,852,353

Regional Banks		3.10%
Comerica Inc.	18,400	636,088
SunTrust Banks Inc.	32,500	838,500
		1,474,588

Thrifts		1.80%
Annaly Capital Management
Inc.	47,400	855,096

Total Interest Rate Sensitive
(Cost $6,540,674)		7,861,944

Medical/Healthcare		7.20%
Healthcare Services		2.97%
Lincare Holdings Inc.	16,000	468,320
Omnicare Inc.	29,600	943,944
		1,412,264

Medical Technology		1.96%
Covance Inc.**	8,300	492,771
Life Technologies Corp.**	8,430	438,950
		931,721

Pharmaceuticals		2.27%
Forest Laboratories Inc.**	27,500	1,081,850

Total Medical/Healthcare
(Cost $2,779,889)		3,425,835

Real Estate Investment Trusts (REITs)		6.80%
Forestry & Paper		1.29%
Rayonier Inc.	9,400	614,290

WESTCORE MID-CAP VALUE FUND AS OF JUNE 30, 2011 (continued)
(UNAUDITED)

	Shares	Market Value
Healthcare		2.03%
Senior Housing Properties
Trust	41,200	$964,492

Hotels		1.52%
Host Hotels & Resorts Inc.	42,800	725,460

Office Properties		1.96%
Digital Realty Trust Inc.	15,100	932,878

Total Real Estate Investment Trusts (REITs)
(Cost $2,912,355)		3,237,120

Technology		7.02%
Computer Software		5.31%
Activision Blizzard Inc.	64,000	747,520
Symantec Corp.**	45,500	897,260
Synopsys Inc.**	34,300	881,853
		2,526,633

Semiconductors		1.71%
Avago Technologies Ltd.
(Singapore)	21,500	817,000

Total Technology
(Cost $2,952,502)		3,343,633

Transportation		0.71%
Trucking, Shipping & Air Freight		0.71%
Diana Shipping Inc.
(Greece)**	31,000	339,760

Total Transportation
(Cost $686,242)		339,760

Utilities		13.91%
Gas Utilities		2.34%
UGI Corp.	34,955	1,114,715

Integrated Gas & Electric		3.75%
CenterPoint Energy Inc.	62,235	1,204,247
NiSource Inc.	28,700	581,175
		1,785,422

Regulated Electric		6.78%
Edison International	24,600	953,250
Great Plains Energy Inc.	35,800	742,134
ITC Holdings Corp.	6,700	480,859
Westar Energy Inc.	39,100	1,052,181
		3,228,424

Water Utilities		1.04%
American Water Works
Co. Inc	16,700	491,815

	Shares	Market Value
Total Utilities
(Cost $5,350,349)		$6,620,376

Total Common Stocks
(Cost $37,987,075)		47,089,585

MONEY MARKET MUTUAL FUNDS		1.00%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	475,772	475,772

Total Money Market Mutual Funds
(Cost $475,772)		475,772

Total Investments
(Cost $38,462,847)	99.91%	47,565,357

Other Assets in Excess
of Liabilities	0.09%	42,533

Net Assets	100.00%	$47,607,890

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE SMALL-CAP OPPORTUNITY FUND AS OF JUNE 30, 2011
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		99.28%
Basic Materials		6.47%
Forestry & Paper		2.77%
KapStone Paper and
Packaging Corp.**	46,000	$762,220
Rock-Tenn Co. - Class A	11,200	743,008
		1,505,228

Precious Metals		1.82%
Hecla Mining Co.**	69,700	535,993
Thompson Creek Metals
Co. Inc. (Canada)**	45,500	454,090
		990,083

Specialty Chemicals		0.92%
OM Group Inc.**	12,300	499,872

Steel		0.96%
Schnitzer Steel Industries
Inc. - Class A	9,050	521,280

Total Basic Materials
(Cost $2,725,130)		3,516,463

Capital Goods		5.14%
Electrical Equipment		1.24%
General Cable Corp.**	15,795	672,551

Engineering & Construction		1.24%
EMCOR Group Inc.**	23,070	676,182

Industrial Products		1.42%
EnPro Industries Inc.**	16,100	773,927

Transportation Equipment & Parts		1.24%
Twin Disc Inc.	17,400	672,162

Total Capital Goods
(Cost $1,554,255)		2,794,822

Commercial Services		8.17%
Business Products & Services		4.47%
CRA International Inc.**	27,100	734,139
CSG Systems International
Inc.**	43,700	807,576
Schawk Inc.	53,800	890,928
		2,432,643

Distributors & Wholesalers		2.09%
Central Garden & Pet Co. -
Class A**	111,900	1,135,785

Environmental & Pollution Control		1.61%
Waste Connections Inc.	27,565	874,637

Shares		Market Value
Total Commercial Services
(Cost $3,898,844)		$4,443,065

Communications		1.06%
Telecomm Equipment & Solutions		1.06%
Plantronics Inc.	15,800	577,174

Total Communications
(Cost $572,267)		577,174

Consumer Cyclical		13.26%
Apparel & Footwear Manufacturing		1.11%
Wolverine World Wide Inc.	14,460	603,705

Clothing & Accessories		7.10%
ANN Inc.**	17,330	452,313
The Cato Corp. - Class A	32,100	924,480
The Children’s Place Retail
Stores Inc.**	15,330	682,032
The Finish Line Inc. -
Class A	45,200	967,280
Kenneth Cole Productions
Inc.- Class A**	30,400	379,696
Perry Ellis International
Inc.**	18,100	457,025
		3,862,826

Recreation & Leisure		3.34%
JAKKS Pacific Inc.**	44,100	811,881
Steiner Leisure Ltd.
(Bahamas)**	22,000	1,004,960
		1,816,841

Restaurants		0.88%
CEC Entertainment Inc.	12,000	481,320

Specialty Retail		0.83%
PEP Boys - Manny Moe &
Jack	41,200	450,316

Total Consumer Cyclical
(Cost $4,970,366)		7,215,008

Consumer Staples		7.15%
Consumer Products		2.38%
Elizabeth Arden Inc.**	44,610	1,295,028

Food & Agricultural Products		2.67%
Calavo Growers Inc.	33,720	710,143
Cott Corp. (Canada)**	88,100	740,921
		1,451,064

Tobacco		2.10%
Schweitzer-Mauduit
International Inc.	20,400	1,145,460

	Shares	Market Value
Total Consumer Staples
(Cost $3,087,876)		$3,891,552

Energy		6.57%
Exploration & Production		3.24%
Bill Barrett Corp.**	26,200	1,214,370
GeoResources Inc.**	24,300	546,507
		1,760,877

Oil Services		3.33%
Cal Dive International Inc.**	163,900	980,122
Newpark Resources Inc.**	91,800	832,626
		1,812,748

Total Energy
(Cost $3,375,807)		3,573,625

Interest Rate Sensitive		12.19%
Life & Health Insurance		1.53%
National Financial Partners
Corp.**	72,100	832,034

Other Banks		3.22%
First Midwest Bancorp Inc.	56,100	689,469
FNB Corp.	52,800	546,480
PacWest Bancorp	25,110	516,513
		1,752,462

Property Casualty Insurance		3.55%
Alterra Capital Holdings
Ltd. (Bermuda)	30,810	687,063
The Hanover Insurance
Group Inc.	15,200	573,192
Meadowbrook Insurance
Group Inc.	67,882	672,711
		1,932,966

Securities & Asset Management		0.95%
Investment Technology
Group Inc.**	36,800	515,936

Specialty Finance		1.24%
First Cash Financial
Services Inc.**	16,060	674,359

Thrifts		1.70%
Anworth Mortgage Asset
Corp.	123,200	925,232

Total Interest Rate Sensitive
(Cost $5,870,796)		6,632,989

WESTCORE SMALL-CAP OPPORTUNITY FUND AS OF JUNE 30, 2011 (continued)
(UNAUDITED)

Shares		Market Value
Medical/Healthcare		14.52%
Healthcare Services		2.84%
LifePoint Hospitals Inc.**	22,000	$859,760
Lincare Holdings Inc.	23,450	686,382
		1,546,142

Medical Products & Supplies		3.58%
Orthofix International N.V.
(Netherlands)**	29,350	1,246,494
STERIS Corp.	20,120	703,798
		1,950,292

Medical Technology		3.71%
PAREXEL International
Corp.**	35,300	831,668
ZOLL Medical Corp.**	20,900	1,184,194
		2,015,862

Pharmaceuticals		4.39%
Medicis Pharmaceutical
Corp. - Class A	38,600	1,473,362
Myriad Genetics Inc.**	40,200	912,942
		2,386,304

Total Medical/Healthcare
(Cost $5,389,398)		7,898,600

Real Estate Investment Trusts (REITs)		5.92%
Healthcare		1.59%
Cogdell Spencer Inc.	144,300	864,357

Hotels		1.03%
Chesapeake Lodging Trust	32,900	561,274

Multi-Family		1.05%
Associated Estates Realty
Corp.	35,100	570,375

Office Industrial		1.37%
PS Business Parks Inc.	13,465	741,921

Retail Properties		0.88%
Retail Opportunity
Investments Corp.	44,600	479,896

Total Real Estate Investment Trusts (REITs)
(Cost $3,049,461)		3,217,823

Technology		12.84%
Computer Software		8.06%
Blackbaud Inc.	19,500	540,540
Manhattan Associates Inc.**	39,300	1,353,492
Net1 U.E.P.S. Technologies
Inc. (South Africa)**	65,800	571,144
Parametric Technology
Corp.**	48,200	1,105,226

	Shares	Market Value
Take-Two Interactive
Software Inc.**	53,400	$815,952
		4,386,354

Electronic Equipment		1.74%
Belden Inc.	13,450	468,867
Rofin-Sinar Technologies
Inc.**	13,950	476,393
		945,260

Semiconductor Cap Equipment		0.93%
Amkor Technology Inc.**	81,835	504,922

Semiconductors		2.11%
Standard Microsystems
Corp.**	42,490	1,146,805

Total Technology
(Cost $5,970,577)		6,983,341

Transportation		2.35%
Trucking, Shipping & Air Freight		2.35%
Marten Transport Ltd.	35,100	758,160
Tsakos Energy Navigation
Ltd. (Greece)	21,500	215,000
Ultrapetrol Bahamas Ltd.
(Bahamas)**	61,370	303,168
		1,276,328

Total Transportation
(Cost $1,554,336)		1,276,328

Utilities		3.64%
Gas Utilities		2.29%
South Jersey Industries Inc.	22,920	1,244,785

Regulated Electric		1.35%
Westar Energy Inc.	27,330	735,450

Total Utilities
(Cost $1,368,780)		1,980,235

Total Common Stocks
(Cost $43,387,893)		54,001,025

MONEY MARKET MUTUAL FUNDS		0.71%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	387,820	387,820

Total Money Market Mutual Funds
(Cost $387,820)		387,820

	Market Value
Total Investments
(Cost $43,775,713)	99.99%	$54,388,845

Other Assets in Excess
of Liabilities	0.01%	5,048

Net Assets	100.00%	$54,393,893

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE SMALL-CAP VALUE FUND AS OF JUNE 30, 2011
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		98.44%
Basic Materials		8.14%
Chemicals		1.06%
Innophos Holdings Inc.	77,200	$3,767,360

Forestry & Paper		2.35%
Buckeye Technologies Inc.	119,410	3,221,682
Temple-Inland Inc.	171,775	5,108,588
		8,330,270

Precious Metals		0.69%
Silvercorp Metals Inc.
(Canada)	259,000	2,429,420

Specialty Chemicals		2.67%
Arch Chemicals Inc.	94,400	3,251,136
Cabot Corp.	156,200	6,227,694
		9,478,830

Steel		1.37%
Schnitzer Steel Industries
Inc. - Class A	84,300	4,855,680

Total Basic Materials
(Cost $19,601,569)		28,861,560

Capital Goods		4.91%
Aerospace & Defense Suppliers		0.83%
Curtiss-Wright Corp.	91,261	2,954,119

Electrical Equipment		4.08%
A.O. Smith Corp.	161,150	6,816,645
Franklin Electric Co. Inc.	162,565	7,632,427
		14,449,072

Total Capital Goods
(Cost $13,874,526)		17,403,191

Commercial Services		4.19%
Business Products & Services		4.19%
Brink’s Co.	162,900	4,859,307
CDI Corp.	66,072	878,097
Ennis Inc.	145,110	2,524,914
Maximus Inc.	79,700	6,593,581
		14,855,899

Total Commercial Services
(Cost $12,083,312)		14,855,899

Communications		1.90%
Telecomm Equipment & Solutions		1.90%
Plantronics Inc.	184,240	6,730,287

Total Communications
(Cost $6,819,153)		6,730,287

	Shares	Market Value
Consumer Cyclical		11.50%
Clothing & Accessories		4.87%
Columbia Sportswear Co.	52,300	$3,315,820
The Finish Line Inc. -
Class A	419,200	8,970,880
Stage Stores Inc.	297,760	5,002,368
		17,289,068

Consumer Durables		1.54%
The Toro Co.	90,100	5,451,050

Motor Vehicle Parts		1.78%
Cooper Tire & Rubber Co.	319,200	6,316,968

Other Consumer Services		1.26%
Regis Corp.	292,200	4,476,504

Restaurants		2.05%
Bob Evans Farms Inc.	207,455	7,254,702

Total Consumer Cyclical
(Cost $29,907,995)		40,788,292

Consumer Staples		5.62%
Food & Agricultural Products		2.36%
Lancaster Colony Corp.	77,840	4,734,229
Sensient Technologies
Corp.	97,400	3,610,618
		8,344,847

Home Products		2.10%
Tupperware Brands Corp.	110,550	7,456,597

Tobacco		1.16%
Schweitzer-Mauduit
International Inc.	73,400	4,121,410

Total Consumer Staples
(Cost $13,353,227)		19,922,854

Energy		9.11%
Exploration & Production		5.22%
Berry Petroleum Co. -
Class A	86,400	4,590,432
Penn Virginia Corp.	490,128	6,474,591
SM Energy Co.	101,480	7,456,750
		18,521,773

Oil Services		2.71%
Bristow Group Inc.	78,600	4,010,172
Tidewater Inc.	104,400	5,617,764
		9,627,936

Refining & Marketing		1.18%
Holly Corp.**	60,200	4,177,880

	Shares	Market Value
Total Energy
(Cost $23,162,497)		$32,327,589

Interest Rate Sensitive		22.97%
Life & Health Insurance		4.50%
American Equity
Investment Life
Holding Co.	561,250	7,133,488
Protective Life Corp.	206,100	4,767,093
StanCorp Financial Group
Inc.	96,400	4,067,116
		15,967,697

Other Banks		7.17%
Community Bank System
Inc.	164,300	4,072,997
Fulton Financial Corp.	588,400	6,301,764
Trustmark Corp.	146,300	3,424,883
Westamerica Bancorp	115,720	5,699,210
Wintrust Financial Corp.	184,200	5,927,556
		25,426,410

Property Casualty Insurance		5.42%
Alterra Capital Holdings
Ltd. (Bermuda)	260,665	5,812,829
Endurance Specialty
Holdings Ltd.
(Bermuda)	116,400	4,810,812
Platinum Underwriters
Holdings Ltd.
(Bermuda)	152,075	5,054,973
Unitrin Inc.	119,000	3,530,730
		19,209,344

Specialty Finance		3.14%
Cash America
International Inc.	100,760	5,830,981
GATX Corp.	142,745	5,298,695
		11,129,676

Thrifts		2.74%
Astoria Financial Corp.	389,000	4,975,310
MFA Financial Inc.	589,585	4,740,263
		9,715,573

Total Interest Rate Sensitive
(Cost $67,465,713)		81,448,700

Medical/Healthcare		9.15%
Healthcare Services		2.36%
Owens & Minor Inc.	242,365	8,359,169

Medical Products & Supplies		5.44%
Cooper Companies Inc.	116,350	9,219,574
Meridian Bioscience Inc.	235,375	5,674,891
STERIS Corp.	126,350	4,419,723
		19,314,188

WESTCORE SMALL-CAP VALUE FUND AS OF JUNE 30, 2011 (continued)
(UNAUDITED)

	Shares	Market Value
Pharmaceuticals		1.35%
Medicis Pharmaceutical
Corp. - Class A	125,300	$4,782,701

Total Medical/Healthcare
(Cost $21,330,665)		32,456,058

Real Estate Investment Trusts (REITs)		9.32%
Apartments		1.10%
American Campus
Communities Inc.	109,700	3,896,544

Healthcare Facilities		0.98%
LTC Properties Inc.	125,385	3,488,211

Manufactured Homes		1.40%
Equity Lifestyle
Properties Inc.	79,700	4,976,468

Office Properties		5.84%
BioMed Realty Trust Inc.	117,900	2,268,396
Brandywine Realty Trust	495,400	5,741,686
First Potomac Realty Trust	259,000	3,965,290
Government Properties
Income Trust	178,900	4,833,878
Mack-Cali Realty Corp.	118,000	3,886,920
		20,696,170

Total Real Estate Investment Trusts (REITs)
(Cost $28,433,750)		33,057,393

Technology		5.46%
Computer Software		2.05%
Blackbaud Inc.	262,045	7,263,887

Electronic Equipment		3.41%
Belden Inc.	133,516	4,654,368
CTS Corp.	319,200	3,086,664
Park Electrochemical
Corp.	155,765	4,353,632
		12,094,664

Total Technology
(Cost $14,172,857)		19,358,551

Transportation		0.70%
Trucking, Shipping & Air Freight		0.70%
Teekay Tankers Ltd. -
Class A (Bermuda)	265,970	2,500,118

Total Transportation
(Cost $3,215,260)		2,500,118

	Shares	Market Value
Utilities		5.47%
Gas Utilities		2.37%
South Jersey Industries
Inc.	154,675	$8,400,399

Regulated Electric		3.10%
Portland General Electric
Co.	222,400	5,622,272
UIL Holdings Corp.	165,900	5,366,865
		10,989,137

Total Utilities
(Cost $15,605,156)		19,389,536

Total Common Stocks
(Cost $269,025,680)		349,100,028

MONEY MARKET MUTUAL FUNDS		1.72%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	6,112,332	6,112,332

Total Money Market Mutual Funds
(Cost $6,112,332)		6,112,332

Total Investments
(Cost $275,138,012)	100.16%	355,212,360

Liabilities in Excess
of Other Assets	(0.16%)	(584,353)

Net Assets	100.00%	$354,628,007

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF JUNE 30, 2011
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		98.04%
Basic Materials		4.51%
Forestry & Paper		1.07%
Neenah Paper Inc.	525	$11,172
P.H. Glatfelter Co.	567	8,721
		19,893

Other Materials (Rubber & Plastic)		1.82%
AEP Industries Inc.**	377	11,005
Innospec Inc.
(United Kingdom)**	483	16,233
Spartech Corp.**	1,077	6,559
		33,797

Precious Metals		0.53%
Endeavour Silver Corp.
(Canada)**	1,179	9,904

Specialty Chemicals		0.49%
Aceto Corp.	1,347	9,038

Steel		0.60%
Gibraltar Industries Inc.**	994	11,252

Total Basic Materials
(Cost $66,817)		83,884

Capital Goods		6.67%
Aerospace & Defense		0.84%
Force Protection Inc.**	3,140	15,590

Electrical Equipment		2.61%
AAON Inc.	734	16,019
LSI Industries Inc.	2,049	16,269
SL Industries Inc.**	689	16,226
		48,514

Engineering & Construction		0.87%
Primoris Services Corp.	642	8,282
Sterling Construction Co.
Inc**	574	7,904
		16,186

Farm Equipment		0.63%
Alamo Group Inc.	490	11,613

Industrial Products		0.34%
Dynamic Materials Corp.	283	6,345

Machinery		0.57%
Kadant Inc.**	339	10,682

Transportation Equipment & Parts		0.81%
Miller Industries Inc.	810	15,139

	Shares	Market Value
Total Capital Goods
(Cost $107,712)		$124,069

Commercial Services		8.51%
Business Products & Services		6.14%
Asta Funding Inc.	1,418	11,897
Barrett Business Services
Inc.	556	7,962
Cenveo Inc.**	1,789	11,450
Consolidated Graphics Inc.**	122	6,704
CRA International Inc.**	321	8,696
Electro Rent Corp.	635	10,871
Ennis Inc.	338	5,881
ICG Group Inc.**	1,362	16,657
Marlin Business Services
Corp.**	898	11,360
Perficient Inc.**	917	9,409
The Standard Register Co.	4,215	13,277
		114,164

Educational Services		0.49%
Lincoln Educational
Services Corp.	535	9,175

Environmental & Pollution Control		0.48%
Fuel Tech Inc.**	1,329	8,811

IT Services		1.40%
Dynamics Research Corp.**	970	13,231
Infospace Inc.**	581	5,299
Ness Technologies Inc.
(Israel)**	997	7,547
		26,077

Total Commercial Services
(Cost $139,077)		158,227

Communications		5.26%
Networking		1.19%
Digi International Inc.**	1,184	15,392
Hypercom Corp.**	694	6,822
		22,214

Telecomm Equipment & Solutions		4.07%
AudioCodes Ltd. (Israel)**	2,082	11,430
Oplink Communications
Inc.**	488	9,091
Powerwave Technologies
Inc.**	3,101	9,148
Preformed Line Products Co.	187	13,311
Symmetricom Inc.**	1,585	9,240
Telular Corp.	1,873	11,557
Westell Technologies Inc. -
Class A**	3,347	11,949
		75,726

Shares		Market Value
Total Communications
(Cost $79,221)		$97,940

Consumer Cyclical		16.34%
Apparel & Footwear Manufacturing		0.97%
Maidenform Brands Inc.**	431	11,922
Unifi Inc.**	450	6,210
		18,132

Cable/Satellite/Telecomm Services		2.41%
IDT Corp. - Class B	268	7,241
Multiband Corp.**	3,712	12,064
SureWest Communications
Inc.	884	14,781
USA Mobility Inc.	701	10,697
		44,783

Clothing & Accessories		0.55%
The Wet Seal Inc. - Class A**	2,283	10,205

Hard Goods Retail		1.21%
Cost Plus Inc.**	1,518	15,180
Haverty Furniture Cos. Inc.	630	7,251
		22,431

Hotels & Gaming		0.38%
Full House Resorts Inc.**	2,256	7,152

Motor Vehicle Parts		2.00%
Amerigon Inc.**	502	8,725
Commercial Vehicle Group
Inc.**	542	7,691
Motorcar Parts of America
Inc.**	829	12,443
Standard Motor Products
Inc.	553	8,422
		37,281

Motor Vehicles		0.39%
Sonic Automotive Inc. -
Class A	490	7,179

Other Consumer Services		0.76%
Pre-Paid Legal Services
Inc.**	101	6,715
Stamps.com Inc.	552	7,364
		14,079

Publishing & Media		1.35%
Entercom Communications
Corp. - Class A**	792	6,875
Global Traffic Network Inc.**	959	11,019
LodgeNet Interactive Corp.**	2,411	7,305
		25,199

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF JUNE 30, 2011 (continued)
(UNAUDITED)

	Shares	Market Value
Recreation & Leisure		2.32%
AT Cross Co. - Class A**	1,218	$13,873
JAKKS Pacific Inc.**	466	8,579
Sturm, Ruger & Co. Inc.	559	12,270
Town Sports International
Holdings Inc.**	1,102	8,386
		43,108

Restaurants		3.27%
AFC Enterprises Inc.**	896	14,739
Biglari Holdings Inc.**	16	6,257
California Pizza Kitchen
Inc.**	509	9,401
Denny’s Corp.**	2,497	9,688
Krispy Kreme Doughnuts
Inc.**	834	7,931
Red Robin Gourmet Burgers
Inc.**	354	12,879
		60,895

Specialty Retail		0.73%
Winmark Corp.	313	13,562

Total Consumer Cyclical
(Cost 254,073)		304,006

Consumer Staples		4.54%
Consumer Products		0.88%
Medifast Inc.**	692	16,421

Food & Agricultural Products		2.27%
Imperial Sugar Co.	722	14,440
MGP Ingredients Inc.	1,372	11,950
Omega Protein Corp.**	1,138	15,705
		42,095

Grocery & Convenience		0.98%
The Pantry Inc.**	490	9,207
Winn-Dixie Stores Inc.**	1,067	9,016
		18,223

Home Products		0.41%
Libbey Inc.**	472	7,656

Total Consumer Staples
(Cost $57,721)		84,395

Energy		6.59%
Alternative Energy		0.35%
EnergySolutions Inc.	1,327	6,556

Coal		0.51%
Westmoreland Coal Co.**	531	9,425

	Shares	Market Value
Exploration & Production		1.14%
GMX Resources Inc.**	1,567	$6,973
Panhandle Oil and Gas Inc. -
Class A	183	5,397
Vaalco Energy Inc.**	1,464	8,813
		21,183

Oil Services		3.77%
Bolt Technology Corp.**	967	11,991
Dawson Geophysical Co.**	199	6,796
ENGlobal Corp.**	1,972	5,975
Gulf Island Fabrication Inc.	529	17,076
Mitcham Industries Inc.**	537	9,290
OYO Geospace Corp.**	123	12,300
PHI Inc.**	305	6,628
		70,056

Pipelines		0.82%
Crosstex Energy Inc.	1,289	15,339

Total Energy
(Cost $90,926)		122,559

Interest Rate Sensitive		17.85%
Other Banks		7.65%
Capital City Bank Group Inc.	918	9,419
Center Financial Corp.**	1,469	9,328
CoBiz Financial Inc.	1,067	6,978
Eagle Bancorp Inc.**	448	5,958
First Busey Corp.	1,328	7,025
First Financial Corp.	236	7,727
First Merchants Corp.	1,039	9,289
Heartland Financial USA Inc.	518	7,537
Lakeland Bancorp Inc.	736	7,345
Nara Bancorp Inc.**	650	5,284
Pinnacle Financial Partners
Inc.**	676	10,519
Republic Bancorp Inc. -
Class A	558	11,104
Simmons First National
Corp. - Class A	250	6,415
Southside Bancshares Inc.	706	14,006
State Bancorp Inc.	1,128	15,048
West Coast Bancorp**	559	9,369
		142,351

Property Casualty Insurance		2.11%
American Safety Insurance
Holdings Ltd.
(Bermuda)**	711	13,608
AMERISAFE Inc.**	358	8,098
Baldwin & Lyons Inc. -
Class B	469	10,867
Stewart Information
Services Corp.	672	6,740

		39,313

	Shares	Market Value
Securities & Asset Management		4.21%
Arlington Asset Investment
Corp. - Class A	527	$16,542
Capital Southwest Corp.	125	11,534
Diamond Hill Investment
Group Inc.	90	7,316
International FCStone Inc.**	313	7,578
MVC Capital Inc.	652	8,626
Resource America Inc. -
Class A	1,407	8,259
U.S. Global Investors Inc. -
Class A	1,136	8,179
Virtus Investment Partners
Inc.**	168	10,198
		78,232

Specialty Finance		1.49%
CompuCredit Holdings
Corp. 2,764 **		6,412
MCG Capital Corp.	1,390	8,451
NewStar Financial Inc. 1,197 **		12,784
		27,647

Thrifts & Mortgage REITs		2.39%
Bank Mutual Corp.	3,889	14,273
Dime Community
Bancshares Inc.	565	8,215
Flushing Financial Corp.	569	7,397
Great Southern Bancorp Inc.	293	5,552
Newcastle Investment Corp.	1,552	8,971
		44,408

Total Interest Rate Sensitive
(Cost $302,376)		331,951

Medical/Healthcare		16.13%
Healthcare Services		2.32%
American Dental Partners
Inc.**	683	8,852
Capital Senior Living Corp. 1,478 **		13,730
Five Star Quality Care Inc. 1,747 **		10,150
Sunrise Senior Living Inc. 1,096 **		10,445
		43,177

Medical Products & Supplies		2.48%
Atrion Corp.	33	6,527
Cardica Inc. 1,935 **		5,302
Synergetics USA Inc. 2,644 **		14,568
Trinity Biotech PLC - ADR
(Ireland) 1,126		11,193
Young Innovations Inc.	297	8,471
		46,061

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF JUNE 30, 2011 (continued)
(UNAUDITED)

Shares		Market Value
Medical Technology		2.27%
Delcath Systems Inc.**	975	$5,031
ISTA Pharmaceuticals Inc.**	1,258	9,617
Kensey Nash Corp.**	272	6,863
Quidel Corp.**	501	7,590
Symmetry Medical Inc.**	816	7,319
Synovis Life Technologies
Inc.**	338	5,888
		42,308

Pharmaceuticals		9.06%
Amicus Therapeutics Inc.**	1,238	7,354
Arqule Inc.**	1,583	9,894
Array BioPharma Inc.**	5,099	11,422
Cambrex Corp.**	2,130	9,841
Cleveland Biolabs Inc.**	1,700	5,797
Cornerstone Therapeutics
Inc.**	1,916	17,167
Enzon Pharmaceuticals
Inc.**	1,435	14,422
Harvard Bioscience Inc.**	2,881	15,356
Nabi Biopharmaceuticals**	1,600	8,608
Neurocrine Biosciences
Inc.**	1,111	8,943
QLT Inc. (Canada)**	1,297	9,351
Rigel Pharmaceuticals Inc.**	1,611	14,773
SciClone Pharmaceuticals
Inc.**	1,955	11,808
Spectrum Pharmaceuticals
Inc.**	880	8,153
SuperGen Inc.**	2,998	8,934
Vanda Pharmaceuticals
Inc.**	934	6,669
		168,492

Total Medical/Healthcare
(Cost $276,314)		300,038

Real Estate Investment Trusts (REITs)		1.91%
Diversified		0.58%
Winthrop Realty Trust	904	10,794

Multi-Family		0.81%
Associated Estates Realty
Corp.	930	15,113

Retail Properties		0.52%
Agree Realty Corp.	428	9,557

Total Real Estate Investment Trusts (REITs)
(Cost $32,307)		35,464

	Shares	Market Value
Technology		8.32%
Computer Software		2.40%
BSQUARE Corp.**	1,472	$9,229
Majesco Entertainment Co.**	3,468	10,473
Manhattan Associates Inc.**	336	11,572
SeaChange International
Inc.**	1,243	13,400
		44,674

Electronic Equipment		3.74%
Amtech Systems Inc.**	417	8,607
DDi Corp.	1,669	15,922
LeCroy Corp.**	1,058	12,738
Measurement Specialties
Inc.**	223	7,961
MTS Systems Corp.	342	14,306
NVE Corp.**	171	9,995
		69,529

Semiconductor Capital Equipment		1.37%
Newport Corp.**	661	12,010
Photronics Inc.**	1,582	13,400
		25,410

Semiconductors		0.81%
MIPS Technologies Inc.**	700	4,837
Silicon Image Inc.**	1,597	10,317
		15,154

Total Technology
(Cost $133,106)		154,767

Transportation		0.60%
Airlines		0.60%
Hawaiian Holdings Inc.**	1,973	11,246

Total Transportation
(Cost $12,181)		11,246

Utilities		0.81%
Gas Utilities		0.81%
Chesapeake Utilities Corp.	376	15,051

Total Utilities
(Cost $15,529)		15,051

Total Common Stocks
(Cost $1,567,360)		1,823,597

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		1.39%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	25,850	$25,850

Total Money Market Mutual Funds
(Cost $25,850)		25,850

Total Investments
(Cost $1,593,210)	99.43%	1,849,447

Other Assets in Excess
of Liabilities	0.57%	10,614

Net Assets	100.00%	$1,860,061

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE INTERNATIONAL SMALL-CAP FUND(1) AS OF JUNE 30, 2011
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		95.53%
Consumer Discretionary		23.62%
Diversified Consumer Services		5.87%
Slater & Gordon Ltd.
(Australia)	3,156,643	$7,786,991

Hotels, Restaurants & Leisure		1.41%
Domino’s Pizza
UK & IRL PLC
(United Kingdom)	289,200	1,873,787

Household Durables		0.81%
Maisons France Confort
(France)	22,540	1,078,657

Media		10.86%
CTS Eventim AG
(Germany)	71,150	4,916,467
Pico Far East Holdings
Ltd. (Hong Kong)	37,593,800	7,777,994
Rightmove PLC
(United Kingdom)	89,000	1,702,666
		14,397,127

Specialty Retail		2.88%
Bonjour Holdings Ltd.
(Hong Kong)	11,322,000	1,876,888
Point Inc. (Japan)	44,550	1,934,069
		3,810,957

Textiles Apparel & Luxury Goods		1.79%
XTEP International
Holdings
(Hong Kong)	3,485,700	2,369,579

Total Consumer Discretionary
(Cost $25,875,681)		31,317,098

Consumer Staples		2.16%
Food & Staples Retailing		0.91%
Eurocash S.A. (Poland)	112,200	1,206,760

Food Products		1.25%
Cranswick PLC
(United Kingdom)	141,723	1,657,040

Total Consumer Staples
(Cost $2,573,584)		2,863,800

Financials		10.94%
Capital Markets		3.07%
Azimut Holding S.p.A.
(Italy)	281,728	2,629,020
London Capital Group
Holdings PLC
(United Kingdom)	1,139,826	1,447,398
		4,076,418

	Shares	Market Value
Diversified Financial Services		4.47%
IG Group Holdings PLC
(United Kingdom)	845,550	$5,922,257

Thrifts & Mortgage Finance		3.40%
Home Capital Group Inc.
(Canada)	84,000	4,507,232

Total Financials
(Cost $14,683,740)		14,505,907

Health Care		3.92%
Health Care Equipment & Supplies		1.94%
EPS Co. Ltd. (Japan)	590	1,390,262
Nakanishi Inc. (Japan)	11,500	1,184,212
		2,574,474

Pharmaceuticals		1.98%
China Medical System
Holdings Ltd.
(Cayman Islands)	2,569,600	2,625,174

Total Health Care
(Cost $4,409,704)		5,199,648

Industrials		44.40%
Commercial Services & Supplies		24.13%
Aeon Delight Co. Ltd.
(Japan)	325,900	6,554,029
Credit Corp. Group Ltd.
(Australia)	1,672,950	8,523,009
Mears Group PLC
(United Kingdom)	1,291,000	5,822,315
Mitie Group PLC
(United Kingdom)	1,528,000	5,834,195
Prestige International Inc.
(Japan)	2,840	5,259,847
		31,993,395

Construction & Engineering		10.40%
Cardno Ltd. (Australia)*	1,198,573	6,916,130
Maire Tecnimont SpA
(Italy)	371,780	680,934
Morgan Sindall Group PLC
(United Kingdom)	610,339	6,195,763
		13,792,827

Machinery		4.36%
Andritz AG (Austria)	36,630	3,771,470
Duro Felguera S.A. (Spain)	103,600	863,859
METKA S.A. (Greece)	99,830	1,143,677
		5,779,006

Professional Services		2.42%
SAI Global Ltd. (Australia)	629,479	3,206,943

	Shares	Market Value
Trading Companies & Distributors		3.09%
Indutrade AB (Sweden)	128,200	$4,104,297

Total Industrials
(Cost $49,396,353)		58,876,468

Information Technology		10.49%
Electronic Equipment & Components		4.03%
Diploma PLC
(United Kingdom)	887,930	5,351,208

IT Services		3.99%
GMO Payment Gateway
Inc. (Japan)	160	568,809
Wirecard AG (Germany)	264,456	4,726,675
		5,295,484

Software		2.47%
Simplex Holdings Inc.
(Japan)	7,893	3,269,754

Total Information Technology
(Cost $10,786,581)		13,916,446

Total Common Stocks
(Cost $107,725,643)		126,679,367

MONEY MARKET MUTUAL FUNDS		3.99%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	5,295,876	5,295,876

Total Money Market Mutual Funds
(Cost $5,295,876)		5,295,876

Total Investments
(Cost $113,021,519)	99.52%	131,975,243

Other Assets in Excess
of Liabilities	0.48%	636,421

Net Assets	100.00%	$132,611,664

WESTCORE INTERNATIONAL SMALL-CAP FUND(1) AS OF JUNE 30, 2011 (continued)
(UNAUDITED)

Westcore International Small-Cap Fund(1)
Country Breakdown as of June 30, 2011
(Unaudited)
Country	Market Value	%
United Kingdom	$35,806,629	27.00%
Australia	26,433,072	19.93%
Japan	20,160,983	15.20%
Hong Kong	12,024,461	9.07%
Germany	9,643,142	7.27%
United States	5,295,876	3.99%
Canada	4,507,232	3.40%
Sweden	4,104,297	3.10%
Austria	3,771,470	2.85%
Italy	3,309,954	2.50%
Cayman Islands	2,625,174	1.98%
Poland	1,206,760	0.91%
Greece	1,143,677	0.86%
France	1,078,657	0.81%
Spain	863,859	0.65%
Total Investments	131,975,243	99.52%
Other Assets in Excess
of Liabilities	636,421	0.48%

Net Assets	$132,611,664	100.00%

Please note the country breakdown is based on the company headquarters.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

* All or a portion of the security is pledged as collateral on forward foreign currency contracts as of June 30, 2011.

(1) Prior to April 30, 2011, the Westcore International Small-Cap Fund was known as the Westcore International Frontier Fund.

See Notes to Financial Statements.

WESTCORE INTERNATIONAL SMALL-CAP FUND(1) AS OF JUNE 30, 2011 (continued)
(UNAUDITED)

Outstanding Forward Foreign Currency Contracts
						Unrealized
Contract		Purchase/Sale		Value On		Appreciation/
Description	Contracted Amount	Contract	Expiration Date	Settlement Date	Current Value	(Depreciation)

CHF	6,163,510	Purchase	9/22/2011	$7,265,719	$7,335,200	$69,481
DKK	10,957,210	Purchase	9/22/2011	2,072,246	2,125,908	53,662
EUR	7,994,611	Purchase	9/22/2011	11,270,803	11,565,274	294,471
GBP	5,116,992	Sale	9/22/2011	8,245,520	8,203,945	41,575
ILS	4,914,794	Purchase	9/22/2011	1,412,866	1,437,677	24,811
JPY	1,005,508,518	Purchase	9/22/2011	12,479,627	12,496,265	16,638
NOK	17,183,617	Purchase	9/22/2011	3,081,655	3,167,341	85,686
NZD	1,191,635	Purchase	9/22/2011	951,044	981,585	30,541
SEK	4,553,981	Purchase	9/22/2011	697,554	716,382	18,828
SGD	4,221,484	Purchase	9/22/2011	3,402,502	3,437,347	34,845
						$670,538

AUD	12,158,916	Sale	9/22/2011	$12,653,297	$12,901,145	$(247,848)
CAD	4,284,000	Sale	9/22/2011	4,345,709	4,432,387	(86,678)
HKD	66,283,145	Sale	9/22/2011	8,507,546	8,522,474	(14,928)
PLN	3,268,386	Sale	9/22/2011	1,151,205	1,181,484	(30,279)
						$(379,733)

(1) Prior to April 30, 2011, the Westcore International Small-Cap Fund was known as the Westcore International Frontier Fund.

WESTCORE FLEXIBLE INCOME FUND AS OF JUNE 30, 2011
(UNAUDITED)

Shares/
Principal Amount		Market Value
EXCHANGE TRADED FUNDS		0.52%
SPDR Barclays Capital High
Yield Bond ETF	8,000	$321,760

Total Exchange Traded Funds
(Cost $321,304)		321,760

CONVERTIBLE PREFERRED STOCKS		2.07%
Utilities		2.07%
Utilities		2.07%
AES Trust III,
6.750%, 10/15/2029	26,100	1,285,686

Total Utilities
(Cost $1,140,080)		1,285,686

Total Convertible Preferred Stocks
(Cost $1,140,080)		1,285,686

NONCONVERTIBLE PREFERRED STOCKS		4.56%
Financials		4.56%
Real Estate Investment Trusts (REITs)		4.56%
Diversified (REITs)		1.69%
Cousins Properties Inc.:
7.500%	17,000	424,150
7.750%	25,000	624,250
		1,048,400

Hotels (REITs)		1.04%
Hospitality Properties Trust,
Series B, 8.875%	25,000	648,250

Office Property (REITs)		0.23%
SL Green Realty Corp.,
Series C, 7.625%	5,600	140,504

Warehouse-Industrial (REITs)		1.60%
CenterPoint Properties Trust,
5.377%(1)(2)	1,500	990,000

Total Financials
(Cost $3,369,468)		2,827,154

Total Nonconvertible Preferred Stocks
(Cost $3,369,468)		2,827,154

CORPORATE BONDS		85.33%
Financials		15.33%
Financial Services		0.40%
Emigrant Capital Trust II,
2.773%, 4/14/2034(2)(3)	$500,000	251,105

Insurance		1.72%
Zurich Reinsurance Inc.,
7.125%, 10/15/2023	1,000,000	1,070,367

	Principal	Market Value
	Amount
Savings & Loans		1.18%
Washington Mutual Bank,
5.550%, 6/16/2010**(4)	$2,000,000	$730,000

Real Estate Investment Trusts (REITs)		12.03%
Data Center (REITs)		1.77%
DuPont Fabros Technology LP,
8.500%, 12/15/2017	1,000,000	1,097,500

Healthcare (REITs)		3.81%
Omega Healthcare Investors Inc.:
7.000%, 1/15/2016	850,000	878,687
6.750%, 10/15/2022(3)	1,500,000	1,486,875
		2,365,562

Hotels (REITs)		3.89%
Host Marriott Corp.,
Series Q, 6.750%,
6/1/2016	2,325,000	2,412,188

Timber (REITs)		2.56%
Potlatch Corp.,
7.500%, 11/1/2019	1,500,000	1,591,875

Total Financials
(Cost $10,309,119)		9,518,597

Industrials		68.17%
Aerospace & Defense		1.69%
BE Aerospace Inc.,
6.875%, 10/1/2020	1,000,000	1,052,500

Airlines		0.24%
Atlas Air Inc.,
Pass-Through
Certificates, Series
1999-1, Class A-1,
7.200%, 1/2/2019(5)	51,379	48,811
Continental Airlines Inc.:
Pass-Through
Certificates, Series
1997-1, Class B,
7.461%, 4/1/2013(1)(5)	5,915	5,852
Pass-Through
Certificates, Series
1999-1, Class B,
6.795%, 8/2/2018(5)	93,332	92,278
		146,941

Autos		2.97%
Dana Corp., Escrow Units,
1/15/2015**(1)(4)	1,300,000	0
Delphi Corp.:
6.500%, 5/1/2009**(1)(4)	1,375,000	34,375
8.250%,
10/15/2033**(1)(4)	1,015,000	0

	Principal
	Amount	Market Value
Goodyear Tire & Rubber Co.,
8.750%, 8/15/2020	$1,144,000	$1,269,840
Oshkosh Corp.,
8.250%, 3/1/2017	500,000	538,750

		1,842,965

Building Materials		1.59%
USG Corp.,
8.375%, 10/15/2018(3)	1,000,000	990,000

Chemicals		1.28%
Polymer Group Inc.,
7.750%, 2/1/2019(3)	500,000	503,750
Union Carbide Chemical & Plastics Co. Inc.,
7.875%, 4/1/2023	250,000	289,235
		792,985

Consumer Products		1.60%
Jarden Corp.,
6.125%, 11/15/2022	1,000,000	996,250

Energy-Non Utility		14.95%
Forest Oil Corp.,
7.250%, 6/15/2019	2,450,000	2,511,250
Kerr-McGee Corp.,
6.950%, 7/1/2024	1,050,000	1,198,174
MarkWest Energy Partners LP / MarkWest Energy
Finance Corp.,
6.750%, 11/1/2020	1,000,000	1,025,000
Plains Exploration & Production Co.,
8.625%, 10/15/2019	1,000,000	1,095,000
Range Resources Corp.,
5.750%, 6/1/2021	1,750,000	1,723,750
Southwestern Energy Co.,
7.500%, 2/1/2018	1,510,000	1,725,175
		9,278,349

Healthcare		5.94%
Community Health Systems Inc.,
8.875%, 7/15/2015	1,000,000	1,032,500
DaVita Inc.,
6.625%, 11/1/2020	1,000,000	1,022,500
HCA Inc.,
7.875%, 2/15/2020	1,500,000	1,635,000
		3,690,000

Leisure		11.24%
Fontainebleau Las Vegas Holdings LLC,
10.250%, 6/15/2015**(3)(4)	3,000,000	1,500
Harrah’s Operating Co. Inc.:
10.000%, 12/15/2018	336,000	291,480
10.000%, 12/15/2018	1,028,000	932,910
Las Vegas Sands Corp.,
6.375%, 2/15/2015	1,400,000	1,422,750

WESTCORE FLEXIBLE INCOME FUND AS OF JUNE 30, 2011 (continued)
(UNAUDITED)

	Principal
MGM Mirage Resort Inc.,	Amount	Market Value
10.375%, 5/15/2014	$250,000	$285,000
Premier Ent. Biloxi,
0.000%, 2/1/2012**(1)(4)	250,000	0
Royal Caribbean Cruises Ltd. (Liberia),
6.875%, 12/1/2013	1,000,000	1,072,500
Starwood Hotels & Resorts Worldwide Inc.,
7.150%, 12/1/2019	1,295,000	1,453,637
Station Casinos Inc.,
6.875%, 3/1/2016**(4)	1,950,000	195
Vail Resorts Inc.,
6.500%, 5/1/2019(3)	1,500,000	1,515,000
		6,974,972

Other Industrials		5.44%
Aramark Corp.,
8.500%, 2/1/2015	2,225,000	2,322,344
Iron Mountain Inc.,
8.375%, 8/15/2021	1,000,000	1,055,000
		3,377,344

Packaging & Containers		4.23%
Ball Corp.,
5.750%, 5/15/2021	1,525,000	1,532,625
Crown Americas LLC / Crown Americas Capital
Corp. III,
6.250%, 2/1/2021(3)	1,075,000	1,091,125
		2,623,750

Paper & Forestry		1.39%
West Fraser Timber Co. Ltd. (Canada),
5.200%, 10/15/2014(3)	850,000	860,625

Pharmaceuticals		0.67%
Eszopiclone Royalty SUB LLC,
Series IV, 12.000%,
3/15/2014(1)(3)	437,064	415,211

Retail		3.85%
AmeriGas Partners LP/AmeriGas Eagle Finance
Corp.,
7.125%, 5/20/2016	1,000,000	1,035,000
Ltd. Brands Inc.,
7.000%, 5/1/2020	750,000	793,125
Macy’s Retail Holdings Inc.,
5.900%, 12/1/2016	500,000	563,493
Winn-Dixie Stores Inc.,
Escrow Units**(1)(4)	2,150,000	0
		2,391,618

Technology		2.15%
Fidelity National Information Services Inc.,
7.625%, 7/15/2017	1,250,000	1,332,812

Principal
Amount		Market Value
Telecomm & Related		5.70%
Frontier Communications Corp.,
8.500%, 4/15/2020	$1,500,000	$1,642,500
Tuckahoe Credit Lease Trust,
9.310%, 10/20/2025(1)(3)	1,909,971	1,894,730
		3,537,230

Transportation		3.24%
Federal Express Corp. 1997 Pass Through Trust,
Series 97-C, 7.650%,
1/15/2014	1,074,598	1,106,835
Kansas City Southern Railway,
13.000%, 12/15/2013	773,000	902,478
		2,009,313

Total Industrials
(Cost $47,290,207)		42,312,865

Utilities		1.83%
Utilities		1.83%
Calpine Corp, Escrow,
8.750%, 7/15/2013(1)	200,000	0
Calpine Corp.,
7.500%, 2/15/2021(3)	1,000,000	1,025,000
Indianapolis Power & Light Co.,
6.300%, 7/1/2013(3)	100,000	109,502
		1,134,502

Total Utilities
(Cost $1,099,979)		1,134,502

Total Corporate Bonds
(Cost $58,699,305)		52,965,964

ASSET-BACKED SECURITIES,
COLLATERALIZED DEBT
OBLIGATIONS & COMMERCIAL
MORTGAGE-BACKED SECURITIES		4.93%
Asset-Backed Securities		1.66%
Vanderbilt Mortgage and Finance Inc.:
Series 2002-B, Class
B1, 5.850%, 4/7/2018	4,935	4,926
Series 1997-C,
Class 2B3, 1.340%,
8/7/2027(2)	1,250,086	1,023,661

Total Asset-Backed Securities
(Cost $1,146,803)		1,028,587

Collateralized Debt Obligations		0.36%
Anthracite Ltd. (Cayman Islands),
Series 2004-1A, Class G,
3.136%, 2/24/2014(1)(2)(3)(5)	508,120	10,162
Crest Ltd. Series 2003-1A (Cayman Islands),
Class PS, 0.000%,
8/28/2012**(1)(3)(5)(6)	200,000	0

	Principal
Crest Ltd. Series 2003-2A (Cayman Islands):	Amount	Market Value
Class PS, 0.000%,
12/28/2013**(1)(3)(5)(6)	$413,450	$0
Class E1, 5.139%,
12/28/2013(1)(2)(3)(5)	260,041	2,601
Crest Ltd. Series 2004-1A (Cayman Islands):
Class PS, 5.500%,
12/28/2013**(1)(3)(5)(6)	1,064,633	10,647
Class H2, 7.334%,
10/28/2014(1)(3)(5)	322,615	0
Crest Ltd. Exeter Street
Solar, Series 2004-1A
(Cayman Islands),
Class E1, 3.996%,
10/28/2014(1)(2)(3)(5)	418,853	8,377
Fairfield Street Solar (Cayman Islands),
Series 2004-1A,
Class F, 5.119%,
12/28/2014(1)(2)(3)(5)	1,087,500	27,187
I-Preferred Term Securities I Ltd.
(Cayman Islands),
Subordinate Income
Notes, 0.000%,
12/4/2012**(3)(5)(6)	100,000	50
N-Star Real Estate Ltd. (Cayman Islands),
Series 2004-2A,
Class C2B, 6.591%,
6/28/2014(1)(3)(5)	500,000	150,000
Preferred Term Securities VI Ltd.
(Cayman Islands),
Subordinate Income
Notes, 0.000%,
7/3/2012**(3)(5)(6)	100,000	50
Preferred Term Securities X Ltd.
(Cayman Islands),
Subordinate Income
Notes, 0.000%,
7/3/2013**(3)(5)(6)	150,000	15
Preferred Term Securities XI Ltd.
(Cayman Islands),
Subordinate Income
Notes, 0.000%,
10/3/2013**(3)(5)(6)	150,000	45
Preferred Term Securities XII Ltd.
(Cayman Islands),
Subordinate Income
Notes, 0.000%,
12/24/2013**(3)(5)(6)	750,000	225
Preferred Term Securities XIV Ltd.
(Cayman Islands),
Subordinate Income
Notes, 0.000%,
6/17/2014**(3)(5)(6)	500,000	100
Regional Diversified Funding (Cayman Islands),
Series 2004-1, 0.000%,
2/15/2014**(1)(3)(4)(5)(6)	500,000	50
Regional Diversified Funding (Cayman Islands),
Series 2005-1,
0.000%,
3/15/2015**(1)(3)(5)(6)	750,000	75

WESTCORE FLEXIBLE INCOME FUND AS OF JUNE 30, 2011 (continued)
(UNAUDITED)

Principal
Amount/Shares		Market Value
River North Ltd. (Cayman Islands),
Subordinate Income
Notes, Series
2005-1A, 0.000%,
2/6/2014**(1)(3)(5)(6)	$600,000	$60
Soloso Bank Pref 2005 (Cayman Islands),
0.000%, 10/15/2015**(1)(3)(5)(6)	750,000	75
TIAA Real Estate (Cayman Islands),
Series 2003-1A,
Class PS, 9.000%,
9/30/2013**(1)(3)(5)(6)	250,000	0
Tricadia (Cayman Islands),
Series 2003-1A,
Class PS, 0.000%,
12/15/2013**(1)(3)(5)(6)	250,000	12,500

Total Collateralized Debt Obligations
(Cost $8,902,321)		222,219

Commercial Mortgage-Backed Securities		2.91%
GTP Towers Issuer LLC,
8.112%, 2/15/2015(3)	1,000,000	1,053,350
Adams Outdoor Advertising LP,
10.756%, 12/20/2017(3)(5)	700,000	752,601

Total Commercial Mortgage-Backed Securities
(Cost $1,700,000)		1,805,951

Total Asset-Backed Securities, Collateralized
Debt Obligations & Commercial Mortgage-
Backed Securities
(Cost $11,749,124)		3,056,757

MONEY MARKET MUTUAL FUNDS		0.34%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	213,485	213,485

Total Money Market Mutual Funds
(Cost $213,485)		213,485

Total Investments
(Cost $75,492,766)	97.75%	60,670,806

Other Assets in Excess of
Liabilities	2.25%	1,397,846

Net Assets	100.00%	$62,068,652

** Non-income producing security	.

See Notes to Financial Statements.

WESTCORE FLEXIBLE INCOME FUND AS OF JUNE 30, 2011 (continued)
(UNAUDITED)

(1)	This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers. Please note that the Adviser, under supervision of the Board of Trustees, has determined that certain 144A securities listed below have a liquid trading market. Such securities represent 12.23% of the Fund’s net assets as of June 30, 2011.

						Market Value
						as Percentage
Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	of Net Assets
Adams Outdoor Advertising LP	10.756%	12/20/17	12/3/10	$700,000	$752,601	1.21%
Anthracite Ltd., Series 2004–1A, Class G	3.136%	2/24/14	3/16/04	508,120	10,162	0.02%
Calpine Corp.	7.500%	2/15/21	10/18/10	1,000,000	1,025,000	1.65%
Crest Ltd., Series 2003–1A, Class PS	–%	8/28/12	4/22/03	173,717	0	0.00%
Crest Ltd., Series 2003–2A:
Class E1	5.139%	12/28/13	11/25/03	260,041	2,601	0.00%
Class PS	–%	12/28/13	11/25/03	327,209	0	0.00%
Crest Ltd., Series 2004–1A:
Class H2	7.334%	10/28/14	10/22/04	309,191	0	0.00%
Class PS	5.500%	12/28/13	10/22/04	505,555	10,647	0.02%
Crest Ltd. Exeter Street Solar, Series 2004–1A, Class E1	3.996%	10/28/14	4/8/04	418,853	8,377	0.01%
Crown Americas LLC / Crown Americas Capital Corp. III	6.250%	2/1/21	3/31/11	1,104,197	1,091,125	1.76%
Emigrant Capital Trust II	2.773%	4/14/34	8/11/04	497,917	251,105	0.40%
Eszoplicone Royalty SUB LLC, Series IV	12.000%	3/15/14	7/29/05	437,064	415,211	0.67%
Fairfield Street Solar, Class F	5.119%	12/28/14	11/24/04	1,087,500	27,187	0.04%
Fontainbleau Las Vegas Holdings LLC	10.250%	6/15/15	9/13/07	2,761,120	1,500	0.00%
GTP Towers Issuer LLC	8.112%	2/15/15	2/11/10	1,000,000	1,053,350	1.70%
Indianapolis Power & Light Co.	6.300%	7/1/13	7/30/03	99,979	109,502	0.18%
I–Preferred Term Securities I Ltd.	–	12/4/12	11/21/02	100,000	50	0.00%
N–Star Real Estate Ltd., Series 2004–2A, Class C2B	6.591%	6/28/14	6/16/04	470,214	150,000	0.24%
Omega Healthcare Investors Inc.	6.750%	10/15/22	6/22/11	1,490,638	1,486,875	2.40%
Polymer Group Inc.	7.750%	2/1/19	6/15/11	509,333	503,750	0.81%
Preferred Term Securities VI Ltd.	– %	7/3/12	6/13/02	100,000	50	0.00%
Preferred Term Securities X Ltd.	–%	7/3/13	6/16/03	150,000	15	0.00%
Preferred Term Securities XI Ltd.	– %	10/3/13	9/9/03	150,000	45	0.00%
Preferred Term Securities XII Ltd.	–%	12/24/13	12/9/03 – 1/7/05	756,862	225	0.00%
Preferred Term Securities XIV Ltd.	– %	6/17/14	6/9/04	500,000	100	0.00%
Regional Diversified Funding, Series 2004–1	–%	2/15/14	2/13/04	492,840	50	0.00%
Regional Diversified Funding, Series 2005–1	– %	3/15/15	3/21/05	750,000	75	0.00%
River North Ltd., Series 2005–1A	–%	2/6/14	12/22/04	600,000	60	0.00%
Soloso Bank Pref 2005	– %	10/15/15	8/3/05	745,588	75	0.00%
TIAA Real Estate Ltd., Series 2003–1A, Class PS	9.000%	9/30/13	10/16/03	250,000	0	0.00%
Tricadia, Series 2003–1A, Class PS	– %	12/15/13	12/10/03	246,629	12,500	0.02%
Tuckahoe Credit Lease Trust	9.310%	10/20/25	12/11/09	1,689,572	1,894,730	3.05%
USG Corp.	8.375%	10/15/18	11/9/10 – 11/10/10	1,014,408	990,000	1.59%
Vail Resorts Inc.	6.500%	5/1/19	4/25/10 – 6/14/11	1,511,197	1,515,000	2.44%
West Fraser Timber Co. Ltd.	5.200%	10/15/14	7/20/09 – 8/3/09	719,785	860,625	1.40%
				$23,437,529	$12,172,593	19.61%

(2)	This security has been valued in good faith by or under the direction of the Board of Trustees. As of June 30, 2011 these securities represented 5.74% of the Fund’s net assets.
(3)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(4)	Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.
(5)	The expected maturity date listed herein differs from the legal maturity date due to call or put features or due to the expected schedule of principal payments.
(6)	This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed is the investment adviser’s estimated rate of residual interest as of the reporting date.

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2011
(UNAUDITED)

	Shares/
Principal Amount		Market Value
NONCONVERTIBLE PREFERRED STOCKS		0.32%
Financials		0.26%
Financial Services		0.07%
First Tennessee Bank,
3.750%(1)(2)	1,500	$985,781

Real Estate Investment Trusts
(REITs)		0.19%
Apartments (REITs)		0.02%
Cousins Properties Inc.,
7.500%	10,300	256,985

Warehouse-Industrial (REITs)		0.17%
CenterPoint Properties Trust,
5.377%(1)(3)	3,900	2,574,000

Total Financials
(Cost $5,591,577)		3,816,766

Utilities		0.06%
Utilities		0.06%
Southern California Edison,
5.349%	9,400	949,400

Total Utilities
(Cost $940,000)		949,400

Total Nonconvertible Preferred Stocks
(Cost $6,531,577)		4,766,166

CORPORATE BONDS		49.93%
Financials		14.34%
Financial Services		6.88%
BB&T Corp.:
3.200%, 3/15/2016	$8,975,000	9,186,613
6.850%, 4/30/2019	4,150,000	4,908,794
City National Corp.,
5.250%, 9/15/2020	16,475,000	16,870,235
Emigrant Capital Trust II,
2.773%, 4/14/2034(1)(2)	850,000	426,878
FIA Card Services NA,
6.625%, 6/15/2012	10,452,000	10,920,919
First Empire Capital Trust,
8.277%, 6/1/2027	25,000	25,179
First Horizon National Corp.,
5.375%, 12/15/2015	12,525,000	13,332,925
FMR Corp.,
7.490%, 6/15/2019(2)	5,000,000	5,792,680
KeyCorp,
5.100%, 3/24/2021	7,525,000	7,673,506
PNC Funding Corp.,
4.250%, 9/15/2015	14,595,000	15,667,397
Union Bank of California,
5.950%, 5/11/2016	3,100,000	3,391,921

	Principal
	Amount	Market Value
Wachovia Corp.,
5.625%, 10/15/2016	$14,250,000	$15,479,476
		103,676,523

Insurance		1.43%
Berkshire Hathaway,
4.850%, 1/15/2015	5,000,000	5,522,665
OneBeacon U.S. Holdings Inc.,
5.875%, 5/15/2013	4,858,000	5,080,555
PartnerRe Finance B LLC,
5.500%, 6/1/2020	9,700,000	9,806,923
Prudential Financial,
Series MTNB,
4.350%, 5/12/2015	887,934	$920,547
Zurich Reinsurance,
7.125%, 10/15/2023	200,000	214,073
		21,544,763

Savings & Loans		0.29%
Washington Mutual Bank:
5.550%,
6/16/2010**(4)	7,100,000	2,591,500
2.969%,
6/16/2010**(4)	5,000,000	1,825,000
		4,416,500

Real Estate Investment Trusts (REITs)		5.74%
Data Center (REITs)		0.73%
DuPont Fabros Technology LP,
8.500%, 12/15/2017	10,075,000	11,057,313

Diversified (REITs)		1.15%
National Retail Properties Inc.,
6.250%, 6/15/2014	975,000	1,061,923
Washington REIT:
5.250%, 1/15/2014	2,000,000	2,154,978
4.950%, 10/1/2020	13,825,000	14,076,449
		17,293,350

Healthcare (REITs)		0.57%
Healthcare Realty Trust Inc.,
5.125%, 4/1/2014	3,125,000	3,332,009
Omega Healthcare Investors Inc.,
6.750%,
10/15/2022(2)	5,000,000	4,956,250
Senior Housing Properties Trust,
8.625%, 1/15/2012	325,000	335,732
		8,623,991

Hotels (REITs)		0.21%
Host Marriott Corp.,
Series Q, 6.750%,
6/1/2016	3,075,000	3,190,313

	Principal
	Amount	Market Value
Industrials (REITs)		0.61%
ProLogis LP:
7.625%, 8/15/2014	$6,970,000	$7,942,740
7.625%, 7/1/2017	1,100,000	1,280,071

		9,222,811

Regional Malls (REITs)		0.86%
Simon Property Group LP:
5.250%, 12/1/2016	6,080,000	6,683,270
7.375%, 6/15/2018	2,868,000	3,435,818
10.350%, 4/1/2019	2,050,000	2,840,244
		12,959,332

Shopping Centers (REITs)		0.31%
Kimco Realty Corp.,
Series MTNC,
5.980%, 7/30/2012	1,800,000	1,863,160
Weingarten Realty Investors:
4.857%, 1/15/2014	2,015,000	2,133,270
6.640%, 7/15/2026	545,000	578,609
		4,575,039

Timber (REITs)		1.30%
Plum Creek Timberland,
5.875%, 11/15/2015	2,400,000	2,673,194
Potlatch Corp.,
7.500%, 11/1/2019	15,996,000	16,975,755
		19,648,949

Total Financials
(Cost $215,768,549)		216,208,884

Industrials		29.77%
Aerospace & Defense		0.22%
BE Aerospace Inc.,
6.875%, 10/1/2020	3,100,000	3,262,750

Autos		0.86%
BMW US Capital Inc.,
5.730%, 11/1/2015(2)(3)	12,000,000	12,939,360
Dana Corp., Escrow Units,
1/15/2015**(3)(4)	1,600,000	0
Delphi Corp.,
6.500%, 5/1/2009**(3)(4)	1,000,000	25,000
		12,964,360

Building Materials		0.55%
USG Corp.,
8.375%,
10/15/2018(2)	8,400,000	8,316,000

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2011 (continued)
(UNAUDITED)

Principal
Amount		Market Value
Cable & Media		1.77%
CBS Corp.:
8.200%, 5/15/2014	$10,235,000	$11,987,406
8.875%, 5/15/2019	2,800,000	3,572,727
Comcast Corp.,
5.150%, 3/1/2020	7,325,000	7,895,625
Time Warner Inc.,
9.150%, 2/1/2023	2,410,000	3,246,829
		26,702,587

Chemicals		0.64%
Potash Corp. of Saskatchewan Inc. (Canada),
6.500%, 5/15/2019	7,625,000	8,897,979
PPG Industries Inc.,
6.875%, 2/15/2012	688,000	713,025
		9,611,004

Consumer Products		0.66%
Jarden Corp.,
6.125%, 11/15/2022	10,000,000	9,962,500

Energy-Non Utility		6.53%
Apache Corp.,
5.100%, 9/1/2040	5,550,000	5,350,661
BP Capital Markets PLC (United Kingdom),
3.625%, 5/8/2014	16,080,000	16,908,442
Burlington Resources Inc.,
6.875%, 2/15/2026	1,000,000	1,146,340
Forest Oil Corp.,
7.250%, 6/15/2019	12,460,000	12,771,500
Kerr-McGee Corp.,
6.950%, 7/1/2024	4,500,000	5,135,031
Pride International Inc.,
6.875%, 8/15/2020	10,650,000	12,404,588
Range Resources Corp.,
5.750%, 6/1/2021	11,225,000	11,056,625
Southwestern Energy Co.,
7.500%, 2/1/2018	10,520,000	12,019,100
Tennessee Gas Pipeline Co.:
7.000%, 3/15/2027	75,000	86,073
7.000%, 10/15/2028	9,775,000	11,302,774
Transcontinental Gas Pipe Line,
6.400%, 4/15/2016	5,725,000	6,639,053
Valero Energy Corp.,
4.500%, 2/1/2015	3,250,000	3,471,000
Weatherford International Ltd. (Switzerland),
5.150%, 3/15/2013	171,000	180,719
		98,471,906

Food & Beverages		2.29%
Anheuser-Busch Companies Inc. (Belgium),
5.050%, 10/15/2016	8,030,000	8,927,866
Anheuser-Busch InBev Worldwide Inc. (Belgium),
7.750%, 1/15/2019	6,350,000	7,996,168

	Principal
	Amount	Market Value
Diageo Finance BV (Netherlands),
5.300%, 10/28/2015	$9,700,000	$10,954,317
Kraft Foods Inc.:
4.125%, 2/9/2016	2,000,000	2,139,850
5.375%, 2/10/2020	4,125,000	4,514,453
		34,532,654

Healthcare		1.08%
DaVita Inc.,
6.625%, 11/1/2020	3,700,000	3,783,250
HCA Inc.,
7.875%, 2/15/2020	11,475,000	12,507,750
		16,291,000

Leisure		1.35%
Fontainebleau Las Vegas Holdings LLC,
10.250%,
6/15/2015**(2)(4)	8,220,000	4,110
Harrah’s Operating Co. Inc.:
10.000%,
12/15/2018	933,000	809,378
10.000%,
12/15/2018	2,846,000	2,582,745
MGM Mirage,
7.625%, 7/15/2013	1,500,000	1,492,500
Starwood Hotels & Resorts Worldwide Inc.,
6.750%, 5/15/2018	9,170,000	10,201,625
Station Casinos Inc.,
6.875%, 3/1/2016**(4)	2,900,000	290
Vail Resorts Inc.,
6.500%, 5/1/2019(2)	5,250,000	5,302,500
		20,393,148

Metals & Mining		2.71%
BHP Billiton Finance USA Ltd. (Australia),
5.500%, 4/1/2014	10,600,000	11,799,782
Freeport-McMoRan Copper & Gold Inc.,
8.375%, 4/1/2017	11,025,000	12,058,616
Sweetwater Investors LLC,
5.875%, 5/15/2014(2)	263,009	252,825
Teck Resources Ltd. (Canada),
10.750%, 5/15/2019	13,250,000	16,768,180
		40,879,403

Other Industrials		0.88%
Aramark Corp.,
8.500%, 2/1/2015	3,575,000	3,731,406
Kennametal Inc.,
7.200%, 6/15/2012	7,880,000	8,312,793
WM Wrigley Jr. Co.,
4.650%, 7/15/2015	1,125,000	1,185,344
		13,229,543

	Principal
	Amount	Market Value
Packaging & Containers		1.81%
Ball Corp.,
5.750%, 5/15/2021	$15,000,000	$15,075,000
Crown Americas LLC / Crown Americas Capital
Corp. III,
6.250%, 2/1/2021(2)	12,000,000	12,180,000
		27,255,000

Paper & Forestry		0.59%
West Fraser Timber Co. Ltd. (Canada),
5.200%,
10/15/2014(2)	8,825,000	8,935,313

Pharmaceuticals		0.81%
Eszopiclone Royalty SUB LLC,
Series IV, 12.000%,
3/15/2014(2)(3)	437,064	415,211
GlaxoSmithKline Capital Inc. (United Kingdom),
5.650%, 5/15/2018	10,350,000	11,816,460
		12,231,671

Retail		1.92%
Macy’s Retail Holdings Inc.,
5.900%, 12/1/2016	11,648,000	13,127,133
Wal-Mart Stores Inc.,
7.550%, 2/15/2030	12,400,000	15,903,161
		29,030,294

Technology		0.87%
Fidelity National Information Services Inc.,
7.625%, 7/15/2017	3,725,000	3,971,781
International Business Machines Corp.,
2.000%, 1/5/2016	8,000,000	7,958,000
Science Applications International Corp.,
5.500%, 7/1/2033	1,225,000	1,218,493
		13,148,274

Telecomm & Related		2.32%
America Movil SAB de CV (Mexico),
5.000%, 10/16/2019	6,975,000	7,313,371
American Tower Corp.,
4.625%, 4/1/2015	3,600,000	3,791,729
AT&T Inc.,
5.625%, 6/15/2016	9,600,000	10,889,290
Frontier Communications Corp.,
8.125%, 10/1/2018	7,450,000	8,129,812
Tuckahoe Credit Lease Trust,
9.310%,
10/20/2025(2)(3)	4,881,037	4,842,087
		34,966,289

Transportation		1.91%
Burlington Northern Santa Fe Corp.:
5.750%, 3/15/2018	11,525,000	13,079,965
4.575%, 1/15/2021	1,113,876	1,195,837

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2011 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
Canadian National Railway Co. (Canada),
6.800%, 7/15/2018	$3,315,000	$3,986,016
CSX Transportation Inc.,
9.750%, 6/15/2020	1,250,000	1,735,182
Federal Express Corp. 1997 Pass Through Trust,
Series 1997-A,
7.500%, 1/15/2018(5)	605,801	623,975
Kansas City Southern Railway,
13.000%,
12/15/2013	6,950,000	8,114,125
		28,735,100

Total Industrials
(Cost $440,248,372)		448,918,796

Utilities		5.82%
Utilities		5.82%
Calpine Corp.,
7.500%, 2/15/2021(2)	8,350,000	8,558,750
Commonwealth Edison Co.,
Series 104, 5.950%,
8/15/2016	7,375,000	8,434,470
Consumers Energy Co.,
Series B, 6.875%,
3/1/2018	1,564,000	1,810,222
Duke Energy Carolinas LLC:
Series C, 7.000%,
11/15/2018	4,285,000	5,237,191
3.900%, 6/15/2021	4,275,000	4,277,736
FPL Group Capital Inc.:
2.600%, 9/1/2015	3,200,000	3,187,075
6.350%, 10/1/2066(1)	2,900,000	2,881,411
Georgia Power Co.,
Series 07-A,
5.650%, 3/1/2037	850,000	886,023
Indianapolis Power & Light Co.,
6.300%, 7/1/2013(2)	400,000	438,011
MidAmerican Energy Holdings Co.,
5.875%, 10/1/2012	200,000	212,126
Nevada Power Co.:
Series M, 5.950%,
3/15/2016	9,287,000	10,589,390
Series R, 6.750%,
7/1/2037	2,850,000	3,351,030
Northern Natural Gas Co.,
5.375%,
10/31/2012(2)	350,000	371,501
Oncor Electric Delivery Co. LLC,
7.000%, 9/1/2022	13,178,000	15,731,224
Public Service Co. of Oklahoma,
6.150%, 8/1/2016	3,075,000	3,472,822
San Diego Gas & Electric Co.,
6.000%, 6/1/2026	3,550,000	4,002,849
Tenaska Alabama II Partners LP,
6.125%, 3/30/2023(2)	230,868	244,773

	Principal
	Amount	Market Value
Tenaska Virginia Partners LP,
6.119%, 3/30/2024(2)	$206,762	$213,465
Westar Energy Inc.,
8.625%, 12/1/2018	9,950,000	12,878,852
WPD Holdings (United Kingdom),
7.250%,
12/15/2017(2)	875,000	1,016,035
		87,794,956

Total Utilities
(Cost $81,923,836)		87,794,956

Total Corporate Bonds
(Cost $737,940,757)		752,922,636

MUNICIPAL BONDS		0.39%
Washington		0.39%
Washington State Build America Bonds,
5.090%, 8/1/2033	5,900,000	5,906,608

Total Municipal Bonds
(Cost $5,900,000)		5,906,608

ASSET-BACKED SECURITIES, COLLATERALIZED
DEBT OBLIGATIONS, COMMERCIAL MORTGAGE-
BACKED SECURITIES, RESIDENTIAL MORTGAGE-
BACKED SECURITIES & AGENCY MORTGAGE-
BACKED SECURITIES		38.41%
Asset-Backed Securities		4.96%
CarMax Auto Owner Trust:
Series 2009-2,
Class A3, 1.740%,
4/15/2014	3,041,035	3,065,281
Series 2009-2,
Class B, 4.650%,
8/17/2015	6,000,000	6,400,566
CenterPoint Energy Transition Bond Co. LLC,
Series 2008-A,
Class A1, 4.192%,
2/1/2020	3,959,193	4,266,988
Harley-Davidson Motorcycle Trust:
Series 2007-1,
Class B, 5.370%,
1/15/2011(5)	1,000,000	1,016,546
Series 2009-3,
Class A3, 1.740%,
9/16/2013	8,049,558	8,089,371
Series 2007-1,
Class C, 5.540%,
4/15/2015	3,500,000	3,545,717
Honda Auto Receivables Owner Trust:
Series 2010-1,
Class A4, 1.980%,
3/21/2013(5)	5,025,000	5,123,033
Series 2010-3,
Class A4, 0.940%,
11/21/2013(5)	8,480,000	8,448,921

	Principal
	Amount	Market Value
Hyundai Auto Receivables Trust,
Series 2009-A,
Class A4, 3.150%,
3/15/2016	$10,600,000	$11,007,083
John Deere Owner Trust:
Series 2011-A,
Class A3, 1.290%,
1/15/2016	3,325,000	3,348,797
Series 2011-A,
Class A4, 1.960%,
4/16/2018	5,528,000	5,605,602
Marriott Vacation Club Owner Trust:
Series 2006-2A,
Class A, 5.362%,
4/20/2014(2)(5)	165,159	170,560
Series 2010-1A,
Class A, 3.540%,
12/20/2032(2)	7,524,112	7,640,262
Mercedes-Benz Auto Receivables Trust,
Series 2009-1,
Class A3, 1.670%,
1/15/2014	3,470,376	3,497,889
Vanderbilt Mortgage and Finance Inc.:
Series 1997-B,
Class 2B3, 1.840%,
7/7/2013(1)	1,919,620	1,581,477
Series 2002-B,
Class B1, 5.850%,
4/7/2018	7,238	7,225
Series 1997-C,
Class 2B3, 1.340%,
8/7/2027(1)	2,391,415	1,958,262

Total Asset-Backed Securities
(Cost $72,756,677)		74,773,580

Collateralized Debt Obligations		0.03%
Anthracite Ltd. (Cayman Islands),
Series 2004-1A,
Class G, 3.136%,
2/24/2014(1)(2)(3)(5)	508,120	10,162
Crest Ltd. Series 2003-1A (Cayman Islands),
Class PS, 0.000%,
8/28/2012**(2)(3)(5)(6)	800,000	1
Crest Ltd. Series 2003-2A (Cayman Islands),
Class PS, 0.000%,
12/28/2013**(2)(3)(5)(6)	620,174	1
Crest Ltd. Series 2004-1A (Cayman Islands),
Class H2, 7.334%,
10/28/2014(2)(3)(5)	806,536	1
Fairfield Street Solar (Cayman Islands),
Class F, 5.119%,
12/28/2014(1)(2)(3)(5)	1,000,000	25,000
I-Preferred Term Securities I Ltd.
(Cayman Islands),
Subordinate Income
Notes, 0.000%,
12/4/2012**(2)(5)(6)	150,000	75

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2011 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
N-Star Real Estate Ltd. (Cayman Islands),
Series 2004-2A,
Class C2B, 6.591%,
6/28/2014(2)(3)(5)	$600,000	$180,000
Preferred Term Securities VI Ltd.
(Cayman Islands),
Subordinate
Income Notes,
0.000%,
7/3/2012**(2)(5)(6)	250,000	125
Preferred Term Securities X Ltd.
(Cayman Islands),
Subordinate
Income Notes,
0.000%,
7/3/2013**(2)(5)(6)	350,000	35
Preferred Term Securities XI B-3 Ltd.
(Cayman Islands),
Mezzanine Note,
1.845%,
9/24/2033(1)(2)(3)	507,243	169,926
Preferred Term Securities XI Ltd.
(Cayman Islands),
Subordinate
Income Notes,
0.000%,
10/3/2013**(2)(5)(6)	350,000	105
Preferred Term Securities XII Ltd.
(Cayman Islands),
Subordinate
Income Notes,
0.000%,
12/24/2013**(2)(5)(6)	500,000	150
Preferred Term Securities XIII Ltd.
(Cayman Islands),
Subordinate
Income Notes,
0.000%,
3/24/2014**(2)(5)(6)	500,000	150
Preferred Term Securities XIV Ltd.
(Cayman Islands),
Subordinate
Income Notes,
0.000%,
6/17/2014**(2)(5)(6)	500,000	100
Regional Diversified Funding (Cayman Islands):
Series 2004-1,
0.000%,
2/15/2014**(2)(3)(4)(5)(6)	500,000	50
Series 2005-1,
0.000%,
3/15/2015**(2)(3)(5)(6)	750,000	75
River North Ltd. (Cayman Islands),
Series 2005-1A,
0.000%,
2/6/2014**(2)(3)(5)(6)	800,000	80
Soloso Bank Pref (Cayman Islands),
0.000%,
10/15/2015**(2)(3)(5)(6)	750,000	75

	Principal
	Amount	Market Value
TIAA Real Estate Ltd. (Cayman Islands),
Series 2003-1A,
Class PS, 9.000%,
9/30/2013**(2)(3)(5)(6)	$250,000	$ 0
Tricadia (Cayman Islands),
Series 2003-1,
Class PS, 0.000%,
12/15/2013**(2)(3)(5)(6)	250,000	12,500

Total Collateralized Debt Obligations
(Cost $10,445,854)		398,611

Commercial Mortgage-Backed Securities		3.46%
Adams Outdoor Advertising LP:
5.438%,
12/20/2017(2)(5)	8,052,118	8,383,350
10.756%,
12/20/2017(2)(5)	6,300,000	6,773,407
Crown Castle Towers LLC:
5.495%,
1/15/2017(2)(5)	4,500,000	4,838,337
6.113%,
1/15/2020(2)(5)	8,975,000	9,803,348
4.883%,
8/15/2020(2)(5)	5,900,000	5,939,577
GTP Towers Issuer LLC,
8.112%, 2/15/2015(2)(5)	15,000,000	15,800,250
SBA Tower Trust,
4.254%,
4/15/2015(2)(5)	550,000	578,931

Total Commercial Mortgage-Backed Securities
(Cost $49,277,118)		52,117,200

Residential Mortgage-Backed Securities		0.18%
Banc of America Funding Corp.:
Class 2A4, 5.500%,
8/1/2035	926,784	813,505
Series 2005-4,
Class 1A4, 5.500%,
8/1/2035	455,690	394,191
Banc of America Mortgage Securities Inc.:
Series 2005-
2, Class 1A12,
5.500%, 3/25/2035	299,317	282,978
Series 2005-8,
Class A14, 5.500%,
9/25/2035	927,555	846,990
Bank of America Alternative Loan Trust,
Series 2005-4,
Class CB9, 5.500%,
5/25/2035	833,000	353,342
Bear Stearns Co.,
Series 2003-7,
Class 4A, 4.899%,
10/25/2033(1)	73,526	73,691

	Principal
	Amount	Market Value
WAMU Mortgage Pass-Through Certificates,
Series 2003-AR3,
Class B1, 2.500%,
4/25/2033(1)	$42,813	$436,500

Total Residential Mortgage-Backed Securities
(Cost $3,544,876)		2,801,197

Agency Mortgage-Backed Securities		29.78%
FHLMC:
Gold Pool #G00336,
6.000%, 10/1/2024	106,873	117,715
Pool #781804,
5.071%, 7/1/2034(1)	864,412	922,466
Pool #781811,
5.112%, 7/1/2034(1)	384,058	409,852
Pool #781958,
5.083%, 9/1/2034(1)	1,108,533	1,183,495
Gold Pool #G08061,
5.500%, 6/1/2035	738,934	803,271
Gold Pool #G08079,
5.000%, 9/1/2035	12,572,471	13,407,233
Gold Pool #G01960,
5.000%, 12/1/2035	3,840,115	4,095,083
Gold Pool #A41748,
5.000%, 1/1/2036	5,319,548	5,672,745
Gold Pool #A42128,
5.500%, 1/1/2036	4,992,276	5,426,939
Gold Pool #G02064,
5.000%, 2/1/2036	5,755,666	6,137,819
Gold Pool #G05200,
5.000%, 5/1/2036	15,775,430	16,822,856
Gold Pool #G02252,
5.500%, 7/1/2036	13,641,476	14,788,697
Gold Pool #G02386,
6.000%, 11/1/2036	9,819,389	10,824,983
Pool #1G1317,
5.913%, 11/1/2036(1)	6,054,119	6,566,999
Gold Pool #G03189,
6.500%, 9/1/2037	16,259,749	18,337,208
Pool #A86876,
5.000%, 6/1/2039	12,596,530	13,389,595
Pool #A97620,
4.500%, 3/1/2041	29,320,028	30,325,324
FNMA:
Pool #995749,
4.000%, 5/25/2024	22,715,516	23,710,614
Pool #932361,
4.000%, 1/1/2025	21,870,248	22,828,318
Pool #AC8938,
4.500%, 1/1/2025	23,578,340	25,049,652
Pool #AD4268,
4.500%, 3/1/2025	14,954,320	15,878,138
Pool #779610,
4.952%, 6/1/2034(1)	226,688	240,491
Pool #725705,
5.000%, 8/1/2034	1,662,246	1,776,738
Pool #255706,
5.500%, 5/1/2035	8,882,737	9,658,901

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2011 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
Pool #735897,
5.500%, 10/1/2035	$5,207,898	$5,662,959
Pool #836496,
5.000%, 10/1/2035	7,733,212	8,254,037
Pool #850582,
5.500%, 1/1/2036	2,387,764	2,596,405
Pool #845471,
5.000%, 5/1/2036	1,169,662	1,233,268
Pool #888016,
5.500%, 5/1/2036	10,113,102	10,996,775
Pool #190377,
5.000%, 11/1/2036	9,357,978	9,988,228
Pool #256526,
6.000%, 12/1/2036	11,737,404	12,816,541
Pool #888405,
5.000%, 12/1/2036	2,172,698	2,319,027
Pool #907772,
6.000%, 12/1/2036	4,971,297	5,428,358
Pool #910881,
5.000%, 2/1/2037	8,303,525	8,755,071
Pool #889108,
6.000%, 2/1/2038	10,381,817	11,422,303
Pool #257161,
5.500%, 4/1/2038	19,332,642	20,925,245
Pool #889579,
6.000%, 5/1/2038	17,313,189	19,048,352
Pool #995838,
5.500%, 5/1/2039	14,204,124	15,387,569
Pool #AE0395,
4.500%, 10/1/2040	31,041,594	32,160,426
Pool #MA0583,
4.000%, 11/1/2040	32,303,221	32,328,611
GNMA,
Pool #550656,
5.000%, 9/15/2035	1,267,395	1,380,338

Total Agency Mortgage-Backed Securities
(Cost $430,750,750)		449,078,645

Total Asset-Backed Securities, Collateralized
Debt Obligations, Commercial Mortgage-Backed
Securities, Residential Mortgage-Backed
Securities & Agency Mortgage Backed Securities
(Cost $566,775,275)		579,169,233

U.S. GOVERNMENT & AGENCY
OBLIGATIONS		1.11%
FHLMC,
2.125%, 9/21/2012	16,250,000	16,604,201
FNMA,
8.200%, 3/10/2016	55,000	70,298
		16,674,499

Total U.S. Government & Agency Obligations
(Cost $16,615,423)		16,674,499

	Principal
	Amount	Market Value
U.S. TREASURY BONDS & NOTES		8.02%
1.375%, 4/15/2012	$60,850,000	$61,427,588
4.375%, 2/15/2038	5,500,000	5,535,233
4.375%, 11/15/2039	15,000,000	15,011,715
4.750%, 2/15/2041	36,700,000	39,016,688
		120,991,224

Total U.S. Treasury Bonds & Notes
(Cost $119,766,759)		120,991,224

MONEY MARKET MUTUAL FUNDS		0.26%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	3,887,555	3,887,555

Total Money Market Mutual Funds
(Cost $3,887,555)		3,887,555

Total Investments
(Cost $1,457,417,346)	98.44%	1,484,317,921

Other Assets in Excess
of Liabilities	1.56%	23,590,256

Net Assets	100.00%	$1,507,908,177

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2011 (continued)
(UNAUDITED)

(1)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(2)	This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers. Please note that as of December 31, 2010, the Adviser, under supervision of the Board of Trustees, has determined that certain 144A securities listed below have a liquid trading market. Such securities represent 5.65% of the Fund’s net assets as of June 30, 2011.

						Market Value
						as Percentage
Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	of Net Assets
Adams Outdoor Advertising LP	5.438%	12/20/17	12/3/10	$8,052,118	$8,383,350	0.55%
Adams Outdoor Advertising LP	10.756%	12/20/17	12/3/10	6,300,000	6,773,407	0.45%
Anthracite Ltd., Series 2004-1A, Class G	3.136%	2/24/14	3/16/04	508,120	10,162	0.00%
BMW US Capital Inc.	5.730%	11/1/15	10/16/07	12,000,000	12,939,360	0.86%
Calpine Corp.	7.500%	2/15/21	10/18/10 - 10/19/10	8,364,258	8,558,750	0.57%
Crest Ltd., Series 2003-1A, Class PS	– %	8/28/12	4/22/03	711,372	1	0.00%
Crest Ltd., Series 2003-2A, Class PS	– %	12/28/13	11/25/03	490,812	1	0.00%
Crest Ltd. Series 2004-1A, Class H2	7.334%	10/28/14	10/22/04	772,978	1	0.00%
Crown Americas LLC / Crown Americas Capital Corp. III	6.250%	2/1/21	1/18/11 - 3/31/11	12,127,480	12,180,000	0.81%
Crown Castle Towers LLC	5.495%	1/15/17	1/8/10	4,500,000	4,838,337	0.32%
Crown Castle Towers LLC	6.113%	1/15/20	1/8/10	8,975,000	9,803,348	0.65%
Crown Castle Towers LLC	4.883%	8/15/20	7/29/10	5,900,000	5,939,577	0.39%
Emigrant Capital Trust II	2.773%	4/14/34	8/11/04	846,460	426,878	0.03%
Eszoplicone Royalty SUB LLC, Series IV	12.000%	3/15/14	7/29/05	437,064	415,211	0.03%
Fairfield Street Solar, Class F	5.119%	12/28/14	11/24/04	1,000,000	25,000	0.00%
First Tennessee Bank	3.750%	–	3/16/05	1,500,000	985,781	0.07%
FMR Corp.	7.490%	6/15/19	3/6/07	5,659,039	5,792,680	0.38%
Fontainebleau Las Vegas Holdings LLC	10.250%	6/15/15	9/13/07 - 11/8/07	7,597,360	4,110	0.00%
GTP Towers Issuer LLC	8.112%	2/15/15	2/11/10	15,000,000	15,800,250	1.05%
Indianapolis Power & Light Co.	6.300%	7/1/13	7/30/03 - 2/6/06	400,981	438,010	0.03%
I-Preferred Term Securities I Ltd.	– %	12/4/12	11/21/02	150,000	75	0.00%
Marriott Vacation Club Owner Trust, Series 2006-2A, Class A	5.362%	4/20/14	10/31/06	165,156	170,560	0.01%
Marriott Vacation Club Owner Trust, Series 2010-1A, Class A	3.540%	12/20/32	11/5/10	7,523,307	7,640,262	0.51%
Northern Natural Gas Co.	5.375%	10/31/12	10/9/02	349,927	371,501	0.02%
N-Star Real Estate Ltd, Series 2004-2A, Class C2B	6.591%	6/28/14	6/16/04	564,256	180,000	0.01%
Omega Healthcare Investors Inc.	6.750%	10/15/22	6/17/11 - 6/24/11	4,961,276	4,956,250	0.33%
Preferred Term Securities VI Ltd.	– %	7/3/12	6/13/02	250,000	125	0.00%
Preferred Term Securities X Ltd.	– %	7/3/13	6/16/03	350,000	35	0.00%
Preferred Term Securities XI B-3 Ltd.	1.845%	9/24/33	6/2/05	509,826	169,926	0.01%
Preferred Term Securities XI Ltd.	– %	10/3/13	9/9/03	350,000	105	0.00%
Preferred Term Securities XII Ltd.	– %	12/24/13	12/9/03 - 1/7/05	503,431	150	0.00%
Preferred Term Securities XIII Ltd.	– %	3/24/14	3/9/04	500,000	150	0.00%
Preferred Term Securities XIV Ltd.	– %	6/17/14	6/9/04	500,000	100	0.00%
Regional Diversified Funding, Series 2004-1	– %	2/15/14	2/13/04	492,840	50	0.00%
Regional Diversified Funding, Series 2005-1	– %	3/15/15	3/21/05	750,000	75	0.00%
River North Ltd, Series 2005-1A	– %	2/6/14	12/22/04	800,000	80	0.00%
SBA Towers Trust	4.254%	4/15/15	4/8/10	550,000	578,931	0.04%
Soloso Bank Pref	– %	10/15/15	8/3/05	745,588	75	0.00%
Sweetwater Investors LLC	5.875%	5/15/14	5/31/05 - 12/15/05	264,097	252,825	0.02%
Tenaska Alabama II Partners LP	6.125%	3/30/23	10/9/03 - 9/4/09	233,007	244,773	0.02%
Tenaska Virginia Partners LP	6.119%	3/30/24	4/29/04 - 1/19/05	206,721	213,465	0.01%
TIAA Real Estate Ltd., Series 2003-1A, Class PS	9.000%	9/30/13	10/16/03	250,000	0	0.00%
Tricadia, Series 2003-1A, Class PS	– %	12/15/13	12/10/03	246,630	12,500	0.00%
Tuckahoe Credit Lease Trust	9.310%	10/20/25	12/11/09	4,317,795	4,842,087	0.32%
USG Corp.	8.375%	10/15/18	11/8/10 - 11/9/10	8,501,327	8,316,000	0.55%
Vail Resorts Inc.	6.500%	5/1/19	6/9/11	5,367,573	5,302,500	0.35%
West Fraser Timber Co. Ltd.	5.200%	10/15/14	6/12/06 - 8/3/09	8,073,712	8,935,313	0.59%
WPD Holdings	7.250%	12/15/17	10/15/03 - 6/30/06	859,944	1,016,035	0.07%
				$149,479,455	$136,518,162	9.05%
(3)	This security has been valued in good faith by or under the direction of the Board of Trustees. As of June 30, 2011 these securities represented 1.41% of the Fund’s net assets.
(4)	Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.
(5)	The expected maturity date listed herein differs from the legal maturity date due to call or put features or due to the expected schedule of principal payments.
(6)	This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed is the investment adviser’s estimated rate of residual interest as of the reporting date.

WESTCORE COLORADO TAX-EXEMPT FUND AS OF JUNE 30, 2011
(UNAUDITED)

	Principal
	Amount	Market Value
CERTIFICATES OF PARTICIPATION		12.18%
Auraria Higher Education
Center, Certificate of
Participation,
6.000%, 5/1/2024,
Optional 5/1/2019 @
100.00	$499,000	$539,634
City of Aurora, Certificates
of Participation:
5.000%, 12/1/2026,
Optional 12/1/2019 @
100.00	1,000,000	1,054,660
5.000%, 12/1/2030,
Optional 12/1/2019 @
100.00	675,000	695,986
Colorado State Higher
Education,
Cons. Lease Pur.,
Certificates
of Participation:
5.250%, 11/1/2023,
Optional 11/1/2018 @
100.00	1,000,000	1,071,370
5.000%, 11/1/2025	1,000,000	1,041,550
Colorado State, Certificate
of Participation,
University of Colorado
at Denver Health
Sciences Center
Fitzsimons Academic,
5.000%, 11/1/2018,
Optional 11/1/2015 @
100.00, NATL-RE	700,000	741,146
Denver City & County,
Certificate of
Participation, Denver
Botanic Gardens,
5.250%, 12/1/2024,
Optional 12/1/2018 @
100.00	625,000	676,269
Douglas & Elbert Counties
School District No.
Re-1, Certificate of
Participation,
5.000%, 1/15/2025,
Optional 1/15/2019 @
100.00	1,000,000	1,053,790
Eagle County, Certificate of
Participation, Justice
Center Project,
5.250%, 12/1/2023,
Optional 12/1/2018 @
100.00	500,000	547,395
Fort Collins, Certificates of
Participation,
5.375%, 6/1/2023,
Optional 6/1/2014 @
100.00, AMBAC	1,000,000	1,068,690

	Principal
	Amount	Market Value
Garfield County Public
Library District,
Certificate of
Participation,
5.000%, 12/1/2024,
Optional 12/1/2019 @
100.00	$675,000	$688,891
Northern Colorado
Water Conservancy
District, Certificate of
Participation,
5.625%, 10/1/2018,
Optional 10/1/2012 @
100.00, NATL-RE	510,000	528,498
Pueblo Co., Certificate of
Participation, Police
Complex Project,
5.500%, 8/15/2018,
AGM	500,000	571,555
Regional Transportation
District, Certificates
of Participation:
4.500%, 6/1/2019,
Optional 6/1/2015 @
100.00, AMBAC	620,000	642,642
5.000%, 12/1/2022,
Optional 12/1/2017 @
100.00, AMBAC	1,000,000	1,053,010
University of Colorado,
Certificate of
Participation,
5.000%, 6/1/2023,
Prerefunded 6/1/2013
@ 100.00	150,000	162,498

Total Certificates of Participation
(Cost $11,934,736)		12,137,584

GENERAL OBLIGATION BONDS		30.98%
County-City-Special
District-School District		30.98%
Adams & Arapahoe
Counties Joint School
District 28J:
5.350%, 12/1/2015,
Escrowed to Maturity	260,000	307,609
6.250%, 12/1/2026,
Optional 12/1/2018 @
100.00	1,250,000	1,438,112
Adams 12 Five Star
Schools,
zero coupon,
12/15/2024, Optional
12/15/2016 @ 67.784,
FGIC	2,385,000	1,332,070
Adams County School
District 12, Series A,
5.000%, 12/15/2020,
Prerefunded
12/15/2011 @ 100.00,
NATL-RE	500,000	510,545

	Principal
	Amount	Market Value
Arapahoe County School
District 5,
5.000%, 12/15/2026,
Optional 12/15/2018
@ 100.00	$1,000,000	$1,098,880
Arapahoe County School
District No. 6
Littleton,
5.250%, 12/1/2021,
Prerefunded
12/1/2012 @ 100.00,
NATL-RE FGIC	500,000	534,545
Arapahoe Park &
Recreation District,
5.250%, 12/1/2022,
Optional 12/1/2012 @
100.00, NATL-RE FGIC	750,000	762,428
Basalt Colorado Sanitation
District,
5.000%, 12/1/2018,
Optional 12/1/2011 @
100.00, AMBAC	125,000	126,356
City & County of Denver
Board Water
Commissioners,
5.500%, 10/1/2011	250,000	253,107
City & County of Denver
Justice System,
5.000%, 8/1/2025,
Optional 8/1/2018 @
100.00	750,000	820,388
City & County of Denver,
School District No. 1,
Series A,
5.500%, 12/1/2022,
FGIC	500,000	609,130
Clear Creek County School
District Re-1,
4.300%, 12/1/2013,
Optional 12/1/2012 @
100.00, AGM	125,000	130,677
Denver City & County
School District No. 1:
5.000%, 12/1/2018	1,000,000	1,186,540
5.250%, 12/1/2025,
Optional 6/1/2019 @
100.00	1,650,000	1,829,767
Douglas & Elbert Counties
School District Re-1:
5.250%, 12/15/2016,
Prerefunded
12/15/2011 @ 100.00,
NATL-RE	500,000	511,095
5.000%, 12/15/2017,
Optional 12/15/2014
@ 100.00, AGM	1,325,000	1,478,554
5.000%, 12/15/2023,
Optional 12/15/2017
@ 100.00	1,250,000	1,366,313

WESTCORE COLORADO TAX-EXEMPT FUND AS OF JUNE 30, 2011 (continued)
(UNAUDITED)

	Principal
Eagle, Garfield & Routt	Amount	Market Value
Counties School
District Re-50J,
5.000%, 12/1/2026,
Optional 12/1/2016 @
100.00, AGM	$2,500,000	$2,660,275
El Paso County School
District 2,
5.000%, 12/1/2023,
Prerefunded12/1/2012
@ 100.00, NATL-RE	250,000	266,398
El Paso County School
District No. 20,
zero coupon,
12/15/2013, AGM	500,000	481,850
Garfield County, Garfield
School District Re-2:
5.000%, 12/1/2024,
Optional 12/1/2016 @
100.00, AGM	800,000	850,480
4.750%, 12/1/2025,
Optional 12/1/2016 @
100.00, AGM	1,000,000	1,041,510
5.000%, 12/1/2027,
Optional 12/1/2016 @
100.00, AGM	250,000	261,905
Garfield, Pitkin & Eagle
Counties Roaring Fork
School District Re-1,
5.000%, 12/15/2020,
Optional 12/15/2014
@ 100.00, AGM	500,000	536,355
Gunnison Watershed
School District No.
Re 1J:
5.250%, 12/1/2024,
Optional 12/1/2018 @
100.00	1,000,000	1,095,470
5.000%, 12/1/2028,
Optional 12/1/2018 @
100.00, AGM	1,200,000	1,280,940
Jefferson County School
District R-1:
5.250%, 12/15/2024	1,500,000	1,774,200
5.250%, 12/15/2025,
Optional 12/15/2016
@ 100.00, AGM	500,000	542,745
La Plata County School
District 9-R:
5.250%, 11/1/2020,
Prerefunded
11/1/2012 @ 100.00,
NATL-RE	125,000	133,159
5.125%, 11/1/2023,
Optional 11/1/2013 @
100.00, NATL-RE	100,000	104,860
Lincoln Park, Metropolitan
District,
5.625%, 12/1/2020,
Optional 12/1/2017 @
100.00	250,000	250,185

	Principal
	Amount	Market Value
Mesa County Valley School
District 51 Grand
Junction:
5.000%, 12/1/2021,
Optional 12/1/2014 @
100.00, NATL-RE	$525,000	$566,659
5.000%, 12/1/2022,
Optional 12/1/2014 @
100.00, NATL-RE	300,000	322,686
5.000%, 12/1/2024,
Optional 12/1/2014 @
100.00, NATL-RE	1,000,000	1,066,550
Moffat County School
District No. Re-1
Craig,
5.250%, 12/1/2026,
Optional 12/1/2017 @
100.00, AGM	1,030,000	1,106,261
Pitkin County School District
No. 001, Aspen:
5.000%, 12/1/2020,
Prerefunded
12/1/2011 @ 100.00,
FGIC	150,000	152,884
5.375%, 12/1/2026,
Optional 12/1/2019 @
100.00	225,000	252,342
Pueblo County School
District 60,
5.000%, 12/15/2022	500,000	578,895
Pueblo County School
District 70,
5.000%, 12/1/2015,
Optional 12/1/2011 @
100.00, NATL-RE	165,000	167,280
Rio Blanco County School
District No. Re-1
Meeker,
5.250%, 12/1/2022,
Optional 12/1/2018 @
100.00	575,000	643,684
Summit County, Summit
County School
District Re-1,
5.000%, 12/1/2023,
Optional 12/1/2014,
NATL-RE-FGIC	200,000	211,514
Weld & Adams County
School District Re-3,
5.000%, 12/15/2021,
Prerefunded
12/15/2014 @ 100.00,
AGM	200,000	228,972

Total General Obligation Bonds
(Cost $29,813,223)		30,874,175

	Principal
	Amount	Market Value
REVENUE BONDS		52.72%
Airports		2.14%
City & County of Denver
Airport Series A
Revenue:
5.000%, 11/15/2018,
Optional 11/15/2015
@ 100.00, XLCA	$1,000,000	$1,080,250
5.250%, 11/15/2028,
Optional 11/15/2019
@ 100.00	1,000,000	1,049,580
		2,129,830

General		5.02%
Boulder County Open Space
Capital Improvement
Tr Fd,
5.000%, 12/15/2025,
Optional 12/15/2018
@ 100.00	1,000,000	1,073,110
Boulder County Open Space
Capital Improvement
Tr Fd, Series A,
5.000%, 1/1/2024,
Optional 1/1/2015 @
100.00, AGM	1,645,000	1,724,766
Regional Transportation
District, Colorado
Sales Tax Revenue,
Series A:
5.000%, 11/1/2027,
Optional 11/1/2016 @
100.00, AMBAC	500,000	522,500
5.000%, 11/1/2024,
Prerefunded
11/1/2013 @ 100.00	1,000,000	1,105,110
Town of Castle Rock
Co., Sales and Use Tax
Revenue,
6.000%, 6/1/2023,
Optional 6/1/2018 @
100.00, AGM	500,000	583,720
		5,009,206

Higher Education		5.73%
Colorado Educational &
Cultural Facilities
Authority:
University of Denver:
5.000%, 3/1/2018,
Optional 9/1/2015 @
100.00, NATL-RE	500,000	541,600
5.000%, 3/1/2021,
Optional 9/1/2015 @
100.00, MBIA-RE FGIC	300,000	317,121
Colorado School of Mines
Auxiliary Facility
Revenue Enterprise:
5.250%, 12/1/2020,
Prerefunded
12/1/2012 @ 100.00,
AMBAC	420,000	449,018

WESTCORE COLORADO TAX-EXEMPT FUND AS OF JUNE 30, 2011 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
5.250%, 12/1/2020,
Optional 12/1/2012 @
100.00, AMBAC	$85,000	$86,934
Colorado State Board of
Governors,
5.250%, 3/1/2024,
Optional 3/1/2017,
NATL-RE	500,000	537,595
Colorado State Board of
Governors University
- Enterprise Revenue
Bonds,
5.000%, 12/1/2020,
Prerefunded
12/1/2015 @ 100.00,
XLCA	500,000	584,050
Colorado State
College Board of
Trustees, Auxiliary
Facilities System -
Enterprise Revenue
Bonds,
5.000%, 5/15/2022,
Optional 5/15/2013,
NATL-RE	660,000	683,542
Fort Lewis College Board,
4.625%, 10/1/2026,
Optional 10/17/2017
@ 100.00, NATL-RE	500,000	504,145
Mesa State College,
Auxiliary Facility
Enterprise Revenue,
5.700%, 5/15/2026,
Prerefunded
11/15/2017 @ 100.00	250,000	310,190
University of Colorado
Enterprise Systems
Revenue, Series B:
5.000%, 6/1/2024,
Prerefunded 6/1/2013
@ 100.00, FGIC	150,000	162,947
5.000%, 6/1/2026,
Optional 6/1/2015 @
100.00, NATL-RE	750,000	781,777
University of Northern
Colorado Auxiliary
Facilities:
5.000%, 6/1/2016,
Callable upon 30
days notice @ 100.00,
AMBAC	500,000	500,795
5.000%, 6/1/2023,
Callable upon 30
days notice @ 100.00,
AMBAC	250,000	250,397
		5,710,111

	Principal
	Amount	Market Value
Medical		16.55%
Aspen Valley Hospital
District,
5.000%, 10/15/2021,
Optional 10/15/2016
@ 100.00	$600,000	$572,562
Aurora Colorado Hospital
Revenue, Children’s
Hospital,
5.000%, 12/1/2022,
Optional 12/1/2018 @
100.00, AGM	1,000,000	1,060,200
Colorado Health Facilities
Authority Revenue,
Adventist Sunbelt:
5.125%, 11/15/2020,
Prerefunded
11/15/2016 @ 100.00	345,000	411,899
5.250%, 11/15/2027,
Optional 11/15/2016
@ 100.00(1)	1,000,000	1,022,400
Colorado Health Facilities
Authority Revenue,
Catholic Health
Initiatives:
5.250%, 9/1/2021,
Prerefunded 9/1/2011
@ 100.00	500,000	503,800
5.250%, 7/1/2024,
Optional 7/1/2019 @
100.00	1,000,000	1,074,820
5.500%, 3/1/2032,
Pre-Refunded
3/2/2012 @ 100.00	500,000	517,285
Colorado Health Facilities
Authority Revenue,
Covenant Retirement
Communities Inc.,
5.250%, 12/1/2025,
Optional 12/1/2015 @
100.00	500,000	482,825
Colorado Health Facilities
Authority Revenue,
Evangelical Lutheran:
5.250%, 6/1/2018,
Optional 6/1/2016 @
100.00	750,000	790,995
5.250%, 6/1/2020,
Optional 6/1/2016 @
100.00	500,000	516,090
5.250%, 6/1/2023,
Optional 6/1/2016 @
100.00	400,000	403,244
Colorado Health Facilities
Authority Revenue,
Park View Medical
Center:
5.000%, 9/1/2011	210,000	211,010
5.000%, 9/1/2020,
Optional 9/15/2015 @
100.00	450,000	455,859

	Principal
	Amount	Market Value
5.000%, 9/1/2025,
Optional 9/1/2017 @
100.00	$450,000	$438,395
Colorado Health Facilities
Authority Revenue,
Sisters Leavenworth,
Series B,
5.000%, 1/1/2023,
Optional 1/1/2020 @
100.00	1,000,000	1,052,960
Colorado Health Facilities
Authority Revenue,
Vail Valley Medical
Center,
5.000%, 1/15/2020,
Optional 1/15/2015 @
100.00	940,000	952,399
Colorado Health Facilities
Authority Revenue,
Valley View Hospital
Association,
5.000%, 5/15/2027,
Optional 5/15/2017 @
100.00	250,000	228,455
Colorado Health Facilities
Authority Revenue,
Yampa Valley Medical
Center,
5.000%, 9/15/2022,
Optional 9/15/2017 @
100.00	850,000	818,201
Colorado Health Facilities
Authority, Poudre
Valley Health,
Series A,
5.000%, 3/1/2025,
Optional 3/1/2015 @
100.00	500,000	499,475
Denver Health & Hospital
Authority:
5.000%, 12/1/2018,
Optional 12/1/2016	500,000	501,150
5.000%, 12/1/2020,
Optional 12/1/2016	500,000	487,175
6.000%, 12/1/2031,
Prerefunded
12/1/2011 @ 100.00	2,000,000	2,045,680
University of Colorado
Hospital Authority:
5.250%, 11/15/2022,
Callable upon 30
days notice @ 100.00,
AMBAC	1,000,000	988,990
5.600%, 11/15/2031,
Prerefunded
11/15/2011 @ 100.00	445,000	453,486
		16,489,355

Special Tax		6.53%
Aurora Colorado Golf
Course Enterprise:
4.125%, 12/1/2013	110,000	110,434

WESTCORE COLORADO TAX-EXEMPT FUND AS OF JUNE 30, 2011 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
4.250%, 12/1/2014	$125,000	$124,565
4.375%, 12/1/2015	125,000	122,666
Broomfield Sales & Use
Tax,
5.200%, 12/1/2017,
Optional 12/1/2012 @
100.00, AMBAC	500,000	520,740
Colorado Educational &
Cultural Facilities
Authority:
Academy Charter
School:
5.000%, 12/15/2015,
Mandatory Sinking
Fund 12/15/2013 @
100.00	390,000	412,877
5.000%, 12/15/2021,
Optional 12/15/2015 @
100.00, MORAL OBLG	180,000	175,565
4.625%, 12/15/2028,
Optional 12/15/2015 @
100.00, MORAL OBLG	250,000	207,443
Bromley East Charter
School,
5.125%, 9/15/2025,
Optional 9/15/2015 @
100.00, XLCA	500,000	503,240
Kent Denver School,
5.000%, 10/1/2019	115,000	125,600
Denver City & County Golf
Enterprise:
5.500%, 9/1/2012,
Mandatory Sinking
Fund 9/1/2011 @
100.00	170,000	170,529
4.600%, 9/1/2015	185,000	185,405
5.000%, 9/1/2018,
Optional 9/1/2016 @
100.00	350,000	347,693
5.000%, 9/1/2019,
Optional 9/1/2016 @
100.00	500,000	492,410
Grand Junction Leasing
Authority Capital
Improvement:
5.000%, 6/15/2020,
Optional 6/15/2016 @
100.00, NATL-RE	390,000	421,843
5.000%, 6/15/2023,
Optional 6/15/2016 @
100.00, NATL-RE	390,000	416,875
Northwest Parkway Public
Highway Authority
Revenue,
zero coupon,
6/15/2025,
convertible to 5.80%
until 6/15/2025,
Prerefunded
6/15/2016 @ 100.00,
AGM	960,000	1,155,389

Superior Open Space Sales	Principal
& Use Tax:	Amount	Market Value
4.625%, 6/1/2015	$100,000	$104,887
4.750%, 6/1/2017,
Optional 6/1/2016 @
100.00	325,000	337,061
Thornton, Adams County
Sales & Use Tax,
Open Space & Parks,
5.250%, 9/1/2016,
Prerefunded 9/1/2011
@ 100.00, AGM	500,000	503,840
Westminster Sales & Use
Tax,
5.000%, 12/1/2014,
Prerefunded
12/1/2014 @ 100.00	65,000	66,250
		6,505,312

Transportation		1.32%
Colorado Department of
Transportation,
5.000%, 12/15/2016,
Optional 12/15/2014
@ 100.00, NATL-RE-
FGIC	1,180,000	1,320,550

Utilities		15.43%
Brighton Colorado Water
Activity Enterprise,
5.000%, 12/1/2029,
Optional 12/1/2019 @
100.00	1,515,000	1,598,916
Broomfield Water Activity
Enterprise,
5.500%, 12/1/2018,
Optional 12/1/2012 @
100.00, NATL-RE	500,000	506,340
Colorado Springs Colorado
Utilities Revenue,
5.000%, 11/15/2027,
Prerefunded
11/15/2012 @ 100.00	1,500,000	1,596,765
Colorado Water Resources
& Power Development
Authority, Drinking
Water,
5.000%, 9/1/2017,
Optional 9/1/2012 @
100.00	500,000	520,035
Colorado Water Resources
& Power Development
Authority, East Cherry
Creek Valley Water &
Sanitation District,
4.250%, 11/15/2025,
Optional 11/15/2015
@ 100.00, NATL-RE	1,420,000	1,418,424

	Principal
	Amount	Market Value
Colorado Water Resources
& Power Development
Authority, Parker
Water & Sanitation
District,
5.000%, 9/1/2026,
Optional 9/1/2014 @
100.00, NATL-RE	$500,000	$500,400
Colorado Water Resources
& Power Development
Authority, Steamboat
Water & Power,
5.000%, 8/1/2031,
Optional 8/1/2021 @
100.00	625,000	645,456
Colorado Water Resources
& Power Development
Authority, Waste
Water Revolving Fund,
5.500%, 9/1/2019	500,000	603,035
Denver City & County
Board of Water
Commissioners,
5.000%, 12/15/2029,
Optional 12/15/2017
@ 100.00, AGM	1,500,000	1,593,150
Fort Collins Colorado
Waste Water Utility
Enterprise:
5.000%, 12/1/2026,
Optional 12/1/2018 @
100.00	1,000,000	1,068,780
5.000%, 12/1/2027,
Optional 12/1/2018 @
100.00	465,000	494,523
Fort Collins, Larimer
County Colorado
Stormwater Utilities,
4.875%, 12/1/2020,
Optional 12/1/2012 @
100.00, AMBAC	250,000	255,727
Golden Colorado Water &
Waste Treatment,
4.950%, 11/15/2022,
Optional 11/15/2013
@ 100.00, AGM	150,000	156,224
Platte River Power
Authority, Series HH:
5.000%, 6/1/2022,
Optional 6/1/2019 @
100.00	485,000	540,111
5.000%, 6/1/2027,
Optional 6/1/2019 @
100.00	2,000,000	2,134,300
5.000%, 6/1/2028,
Optional 6/1/2019 @
100.00	1,000,000	1,061,580

WESTCORE COLORADO TAX-EXEMPT FUND AS OF JUNE 30, 2011 (continued)
(UNAUDITED)

	Principal
	Amount/Shares	Market Value
Pueblo County Pollution
Control Public Service
of Colorado Project,
5.100%, 1/1/2019,
Optional anytime upon
30 days notice @
100.00, AMBAC	$150,000	$150,070
Thornton Colorado Water
Enterprise,
5.000%, 12/1/2021,
Optional 12/1/2014 @
100.00, NATL-RE	500,000	532,775
		15,376,611
Total Revenue Bonds
(Cost $51,875,307)
		52,540,975

MONEY MARKET MUTUAL FUNDS		3.52%
Fidelity Institutional Money
Market Tax Exempt -
Class I
(7 Day Yield 0.010%)	3,504,969	3,504,969

Total Money Market Mutual Funds
(Cost $3,504,969)		3,504,969

Total Investments
(Cost $97,128,235)	99.40%	99,057,703

Other Assets in Excess of
Liabilities	0.60%	594,912

Net Assets	100.00%	$99,652,615

Investment classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

(1) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

See Notes to Financial Statements.

COMMON ABBREVIATIONS

AB	Aktiebolag is the Swedish equivalent of the term corporation.
ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AGM	Assured Guaranty Municipal
AMBAC	Ambac Financial Group Inc.
BV	Besloten Vennootschap is a Dutch private limited liability company.
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LLC	Limited Liability Company
LP	Limited Partnership
Ltd.	Limited
MBIA	MBIA Inc. delivers credit enhancement for the obligations of debt such as municipal bonds. The purchase of municipal bond insurance is used to improve or enhance the credit rating of a borrower’s debt financing.
MORAL OBLG	Charter School Moral Obligation Program. Moral Obligation bonds are revenue-backed, state issued municipal bonds, whose principal and interest is backed by the moral, but not legal, obligation of a state government.
NA	National Association
NATL-RE	Third party insurer for municipal debt securities.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Co.
REIT	Real Estate Investment Trust
S.A.	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
S.p.A.	Società Per Azioni is an Italian shared company.
XLCA	XL Capital Assurance Inc. delivers credit enhancement for the obligations of debt such as municipal bonds

CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar

Intentionally Left Blank

WESTCORE FUNDS AS OF JUNE 30, 2011 (UNAUDITED)

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Growth	MIDCO	Select	Blue Chip	Mid-Cap	Small-Cap
	Fund	Growth Fund	Fund	Fund	Value Fund	Opportunity Fund
Assets
Investments at value (cost - see below)	$73,435,731	$163,411,377	$928,036,832	$88,262,801	$47,565,357	$54,388,845
Cash and cash equivalents	0	0	0	0	0	0
Foreign cash at value (cost - see below)	0	0	0	0	0	0
Unrealized gain on forward foreign
currency contracts	0	0	0	0	0	0
Receivable for investment securities sold	2,350,314	2,272,936	5,413,533	15,240,211	0	0
Dividends and interest receivable	44,496	95,607	360,833	203,193	89,380	46,586
Receivable for fund shares subscribed	16,460	104,031	1,605,339	2,176	4,368	36,580
Investment for trustee deferred
compensation plan	24,961	345,776	7,787	39,511	4,403	34,794
Receivable due from advisor	0	0	0	0	0	0
Prepaid and other assets	20,579	21,241	29,995	14,217	9,437	17,748
Total Assets	75,892,541	166,250,968	935,454,319	103,762,109	47,672,945	54,524,553

Liabilities
Payable for investment
securities purchased	2,249,382	324,081	0	0	0	0
Unrealized loss on forward foreign
currency contracts	0	0	0	0	0	0
Payable for fund shares redeemed	59,666	5,268	1,025,575	6,012,585	5,800	35,545
Payable for merger related expenses	0	0	0	4,219	0	0
Payable for investment advisory fee	35,019	83,320	466,590	46,620	27,996	32,319
Payable for administration fee	9,994	20,540	112,868	16,360	5,970	7,449
Payable for shareholder
servicing reimbursement	6,355	8,597	86,451	6,518	4,351	4,189
Payable for trustee deferred
compensation plan	24,961	345,776	7,787	39,511	4,403	34,794
Payable for chief compliance officer fee	336	573	2,828	1,419	242	207
Payable to custodian due to overdraft	0	0	0	4,190,045	0	0
Other payables	24,172	30,997	62,426	37,455	16,293	16,157
Total Liabilities	2,409,885	819,152	1,764,525	10,354,732	65,055	130,660
Net Assets	$73,482,656	$165,431,816	$933,689,794	$93,407,377	$47,607,890	$54,393,893

Net Assets Consist of:
Paid-in capital	$64,230,616	$126,573,377	$847,539,213	$74,531,706	$49,612,409	$42,696,258
(Over)/Undistributed net
investment income	(141,404)	(357,917)	(1,537,125)	338,304	158,007	(111,392)
Accumulated net realized gain/(loss)
on investments and foreign
currency transactions	(10,783,476)	11,091,850	26,587,571	4,930,832	(11,265,036)	1,195,895
Net unrealized appreciation on
investments and translation of
assets and liabilities denominated
in foreign currencies	20,176,920	28,124,506	61,100,135	13,606,535	9,102,510	10,613,132
Net Assets	$73,482,656	$165,431,816	$933,689,794	$93,407,377	$47,607,890	$54,393,893

Net Assets:
Retail Class	$69,903,193	$120,548,595	$933,689,794	$85,077,756	$47,607,890	$50,694,662
Institutional Class	3,579,463	44,883,221	N/A	8,329,621	N/A	3,699,231
Shares of Beneficial Interest Outstanding:
Retail Class	5,199,099	16,411,020	41,172,506	7,085,430	2,413,813	1,412,772
Institutional Class	265,523	6,077,856	N/A	694,790	N/A	102,635
Net Asset Value and Redemption
Price Per Share (Net Assets
Per Share Outstanding)
Retail Class	$13.45	$7.35	$22.68	$12.01	$19.72	$35.88
Institutional Class	13.48	7.38	N/A	11.99	N/A	36.04

Cost of Investments	$53,258,811	$135,286,871	$866,936,697	$74,656,266	$38,462,847	$43,775,713
Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0

See Notes to Financial Statements.

AS OF JUNE 30, 2011 (UNAUDITED)

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Small-Cap	Micro-Cap	International	Flexible	Plus Bond	Colorado
Assets	Value Fund	Opportunity Fund	Small-Cap Fund(1)	Income Fund	Fund	Tax-Exempt Fund

Investments at value (cost - see below)	$355,212,360	$1,849,447	$131,975,243	$60,670,806	$1,484,317,921	$99,057,703
Cash and cash equivalents	0	0	0	0	0	26,229
Foreign cash at value (cost - see below)	0	0	56,905	0	0	0
Unrealized gain on forward foreign
currency contracts	0	0	670,538	0	0	0
Receivable for investment securities sold	87,499	0	0	563,941	22,634,582	0
Dividends and interest receivable	407,719	2,099	288,541	891,056	13,706,278	646,837
Receivable for fund shares subscribed	431,528	3,948	321,508	49,511	1,180,831	4,523
Investment for trustee deferred
compensation plan	1,290	0	6,925	23,256	54,006	25,258
Receivable due from advisor	0	7,238	0	0	0	0
Prepaid and other assets	23,475	14,665	19,331	25,127	51,674	3,485
Total Assets	356,163,871	1,877,397	133,338,991	62,223,697	1,521,945,292	99,764,035

Liabilities
Payable for investment
securities purchased	912,826	0	170,375	0	11,658,530	0
Unrealized loss on forward foreign
currency contracts	0	0	379,733	0	0	0
Payable for fund shares redeemed	285,270	3,000	14,366	66,542	1,584,388	15,000
Payable for merger related expenses	0	0	0	0	0	0
Payable for investment advisory fee	236,644	0	100,516	18,195	253,174	25,022
Payable for administration fee	43,583	797	15,651	8,812	182,018	12,022
Payable for shareholder
servicing reimbursement	23,834	79	13,036	5,138	133,712	8,995
Payable for trustee deferred
compensation plan	1,290	0	6,925	23,256	54,006	25,258
Payable for chief compliance officer fee	1,001	9	460	239	5,448	383
Payable to custodian due to overdraft	0	0	0	0	0	0
Other payables	31,416	13,451	26,265	32,863	165,839	24,740
Total Liabilities	1,535,864	17,336	727,327	155,045	14,037,115	111,420
Net Assets	$354,628,007	$1,860,061	$132,611,664	$62,068,652	$1,507,908,177	$99,652,615

Net Assets Consist of:
Paid-in capital	$307,394,866	$1,522,069	$119,715,813	$106,953,201	$1,462,116,402	$98,531,990
(Over)/Undistributed net
investment income	1,418,236	(2,710)	759,035	(291,253)	(228,821)	(14,682)
Accumulated net realized gain/(loss)
on investments and foreign
currency transactions	(34,259,443)	84,465	(7,104,310)	(29,771,336)	19,120,021	(794,161)
Net unrealized appreciation/
(depreciation) on investments
and translation of assets and
liabilities denominated in
foreign currencies	80,074,348	256,237	19,241,126	(14,821,960)	26,900,575	1,929,468
Net Assets	$354,628,007	$1,860,061	$132,611,664	$62,068,652	$1,507,908,177	$99,652,615

Net Assets:
Retail Class	$238,188,066	$1,860,061	$132,611,664	$60,587,093	$1,297,045,889	$99,652,615
Institutional Class	116,439,941	N/A	N/A	1,481,559	210,862,288	N/A
Shares of Beneficial Interest Outstanding:
Retail Class	18,818,882	153,366	7,847,648	7,105,514	119,772,968	8,935,337
Institutional Class	9,200,298	N/A	N/A	175,704	19,563,263	N/A
Net Asset Value and Redemption
Price Per Share (Net Assets
Per Share Outstanding)
Retail Class	$12.66	$12.13	$16.90	$8.53	$10.83	$11.15
Institutional Class	12.66	N/A	N/A	8.43	10.78	N/A

Cost of Investments	$275,138,012	$1,593,210	$113,021,519	$75,492,766	$1,457,417,346	$97,128,235
Cost of Foreign Currency Held	$0	$0	$56,897	$0	$0	$0

(1) Prior to April 30, 2011, the Westcore International Small-Cap Fund was known as the Westcore International Frontier Fund.

See Notes to Financial Statements.

WESTCORE FUNDS FOR THE SIX MONTHS ENDED JUNE 30, 2011 (UNAUDITED)

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Growth	MIDCO	Select	Blue Chip	Mid-Cap	Small-Cap
	Fund	Growth Fund	Fund	Fund	Value Fund	Opportunity Fund

Investment Income
Dividends, net of foreign taxes*	$451,721	$727,242	$1,710,212	$917,942	$461,274	$265,339
Interest	88	973	2,506	119	83	225
Other Income	0	0	0	0	0	0
Total Income	451,809	728,215	1,712,718	918,061	461,357	265,564

Expenses
Investment advisory fee	341,800	513,071	2,036,961	274,413	177,188	271,387
Administrative fee	88,899	125,799	498,091	71,206	37,665	48,223
Shareholder servicing reimbursement -
Retail Class	62,139	50,485	367,045	21,985	27,040	25,329
Transfer agent fees	13,073	24,181	52,421	36,316	9,825	11,402
Fund accounting fees and expenses	21,193	25,936	66,988	20,854	16,859	21,997
Legal fees	1,314	1,862	7,241	2,179	773	894
Printing fees	7,693	11,526	79,393	6,537	3,563	3,594
Registration fees	19,594	19,790	25,006	10,029	10,379	17,503
Audit and tax preparation fees	8,654	8,654	7,126	7,119	7,118	6,362
Custodian fees	3,631	9,127	21,187	4,518	1,721	2,525
Insurance	1,358	1,760	3,663	473	587	782
Trustee fees and expenses	6,011	8,758	34,504	4,533	3,282	3,946
Chief compliance officer fee	1,370	2,186	10,234	2,116	662	776
Merger related expenses -
Retail Class	0	0	0	85,000	0	0
Other	2,624	3,819	30,663	3,859	2,181	3,669
Total expenses before waivers	579,353	806,954	3,240,523	551,137	298,843	418,389
Expenses waived by:
Investment advisor
Retail Class	0	0	0	(67,327)	(3,403)	(45,114)
Institutional Class	(17,631)	(10,217)	N/A	(8,811)	N/A	(20,980)
Administrator
Retail Class	0	0	0	(1,383)	(127)	(1,320)
Institutional Class	0	0	N/A	0	N/A	0
Net Expenses	561,722	796,737	3,240,523	473,616	295,313	350,975
Net Investment Income/(Loss)	(109,913)	(68,522)	(1,527,805)	444,445	166,044	(85,411)

Realized and Unrealized Gain/(Loss):
Net realized gain on investments	18,464,924	22,995,817	22,261,492	7,134,597	2,186,284	4,215,453
Net change in unrealized appreciation/
(depreciation) on investments	(11,459,669)	(10,401,555)	8,617,196	(1,959,252)	1,323,519	(1,347,338)
Net Realized And Unrealized Gain	7,005,255	12,594,262	30,878,688	5,175,345	3,509,803	2,868,115
Net Increase In Net Assets Resulting
From Operations	$6,895,342	$12,525,740	$29,350,883	$5,619,790	$3,675,847	$2,782,704

* Foreign tax withholdings	$7,402	$0	$0	$6,911	$0	$0

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED JUNE 30, 2011 (UNAUDITED)

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Small-Cap	Micro-Cap	International	Flexible	Plus Bond	Colorado
	Value Fund	Opportunity Fund	Small-Cap Fund(1)	Income Fund	Fund	Tax-Exempt Fund

Investment Income
Dividends, net of foreign taxes*	$3,689,707	$8,827	$1,659,416	$192,469	$217,043	$0
Interest	1,143	6	333	2,179,879	36,805,114	2,224,393
Other Income	0	0	0	56,684	339,631	0
Total Income	3,690,850	8,833	1,659,749	2,429,032	37,361,788	2,224,393

Expenses
Investment advisory fee	1,794,822	8,830	567,397	146,981	3,493,209	253,374
Administrative fee	286,205	6,366	75,162	57,053	1,237,936	80,830
Shareholder servicing reimbursement -
Retail Class	150,539	464	58,953	33,266	833,141	56,254
Transfer agent fees	17,209	7,921	11,472	13,438	97,502	9,986
Fund accounting fees and expenses	48,062	21,577	22,614	23,006	175,604	25,293
Legal fees	5,873	19	1,087	842	18,435	1,196
Printing fees	40,266	141	9,452	6,246	121,544	4,862
Registration fees	24,905	10,282	11,721	17,340	44,268	3,105
Audit and tax preparation fees	8,652	5,087	7,118	10,697	13,812	9,164
Custodian fees	14,629	3,845	14,402	2,170	44,757	2,920
Insurance	4,542	34	796	944	23,442	1,782
Trustee fees and expenses	27,028	83	5,011	3,477	84,206	5,391
Chief compliance officer fee	4,840	22	1,465	796	19,377	1,226
Merger related expenses -
Retail Class	0	0	0	0	0	0
Other	7,119	1,956	3,001	2,857	8,157	2,138
Total expenses before waivers	2,434,691	66,627	789,651	319,113	6,215,390	457,521
Expenses waived by:
Investment advisor
Retail Class	(107,912)	(53,578)	(78,451)	(22,322)	(1,698,914)	(121,640)
Institutional Class	(65,274)	N/A	N/A	(18,661)	(285,723)	N/A
Administrator
Retail Class	(3,291)	(1,570)	(1,954)	(1,268)	(96,605)	(6,494)
Institutional Class	0	N/A	N/A	0	0	N/A
Net Expenses	2,258,214	11,479	709,246	276,862	4,134,148	329,387
Net Investment Income/(Loss)	1,432,636	(2,646)	950,503	2,152,170	33,227,640	1,895,006

Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) on investments	13,769,474	185,926	1,359,007	1,476,603	13,018,601	(702,231)
Net realized gain on foreign
currency transactions	0	0	530,772	0	0	0
Net change in unrealized appreciation/
(depreciation) on investments	5,103,738	(106,843)	1,061,860	(567,200)	2,891,626	2,013,215
Net change in unrealized appreciation
on translation of assets and liabilities
denominated in foreign currencies	0	0	2,235,032	0	0	0
Net Realized And Unrealized Gain	18,873,212	79,083	5,186,671	909,403	15,910,227	1,310,984
Net Increase In Net Assets
Resulting From Operations	$20,305,848	$76,437	$6,137,174	$3,061,573	$49,137,867	$3,205,990

* Foreign tax withholdings	$1,626	$0	$191,077	$0	$0	$0

(1) Prior to April 30, 2011, the Westcore International Small-Cap Fund was known as the Westcore International Frontier Fund.

See Notes to Financial Statements.

	Westcore Growth Fund		Westcore MIDCO Growth Fund		Westcore Select Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30, 2011	Year Ended	June 30, 2011	Year Ended	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010	(Unaudited)	December 31, 2010	(Unaudited)	December 31, 2010

Changes in Net Assets from:

Operations:
Net investment loss	$(109,913)	$(76,863)	$(68,522)	$(196,256)	$(1,527,805)	$(181,769)
Net realized gain	18,464,924	16,120,529	22,995,817	21,874,649	22,261,492	9,495,276
Change in unrealized net appreciation or (depreciation)	(11,459,669)	(541,497)	(10,401,555)	12,181,923	8,617,196	44,795,813
Net increase in net assets resulting from operations	6,895,342	15,502,169	12,525,740	33,860,316	29,350,883	54,109,320

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	0	0	N/A	N/A
From net realized capital gains
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	0	0	N/A	N/A
From paid in capital
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	0	0	N/A	N/A
Decrease in net assets from
distributions to shareholders	0	0	0	0	0	0

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	10,967,193	17,206,835	24,683,901	11,331,418	579,823,371	300,122,074
Institutional Class	319,647	987,013	1,347,492	1,554,789	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	0	0	N/A	N/A
Cost of Shares Redeemed
Retail Class	(56,407,811)	(44,066,088)	(17,224,783)	(16,741,256)	(67,763,272)	(29,375,675)
Institutional Class	(258,381)	(742,442)	(2,108,180)	(3,522,572)	N/A	N/A
Net increase/(decrease) resulting from
beneficial interest transactions	(45,379,352)	(26,614,682)	6,698,430	(7,377,621)	512,060,099	270,746,399
Redemption Fees	1,939	2,161	16,341	1,517	105,222	118,472
Net Increase/(Decrease) In Net Assets	(38,482,071)	(11,110,352)	19,240,511	26,484,212	541,516,204	324,974,191

Net Assets:
Beginning of year	111,964,727	123,075,079	146,191,305	119,707,093	392,173,590	67,199,399
End of period*	$73,482,656	$111,964,727	$165,431,816	$146,191,305	$933,689,794	$392,173,590

*Including overdistributed net investment income of:	$(141,404)	$(31,491)	$(357,917)	$(289,395)	$(1,537,125)	$(9,320)

See Notes to Financial Statements.

	Westcore Blue Chip Fund		Westcore Mid-Cap Value Fund		Westcore Small-Cap Opportunity Fund

	Six Months Ended		Six Months Ended		Six Months Ended
	June 30, 2011	Year Ended	June 30, 2011	Year Ended	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010	(Unaudited)	December 31, 2010	(Unaudited)	December 31, 2010

Changes in Net Assets from:

Operations:
Net investment income/(loss)	$444,445	$255,707	$166,044	$204,488	$(85,411)	$(87,891)
Net realized gain	7,134,597	1,050,866	2,186,284	3,138,488	4,215,453	574,283
Change in unrealized net appreciation or (depreciation)	(1,959,252)	29,318	1,323,519	4,914,872	(1,347,338)	9,032,981
Net increase in net assets resulting from operations	5,619,790	1,335,891	3,675,847	8,257,848	2,782,704	9,519,373

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(27,408)	(92,844)	0	(234,999)	0	(35,166)
Institutional Class	(45,693)	(177,159)	N/A	N/A	0	(7,537)
From net realized capital gains
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	N/A	N/A	0	0
From paid in capital
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	N/A	N/A	0	0
Decrease in net assets from distributions
to shareholders	(73,101)	(270,003)	0	(234,999)	0	(42,703)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	712,627	558,408	4,112,222	8,351,020	6,480,035	22,343,063
Institutional Class	152,850	440,064	N/A	N/A	94,334	287,585
Shares issued in reinvestment of distributions
Retail Class	24,388	80,713	0	224,015	0	13,674
Institutional Class	42,409	164,745	N/A	N/A	0	7,537
Cost of Shares Redeemed
Retail Class	(47,936,329)	(3,109,702)	(6,593,230)	(18,757,908)	(7,237,252)	(14,751,465)
Institutional Class	(13,691,051)	(2,140,994)	N/A	N/A	(232,230)	(437,332)
Acquisition (Note 9) - Retail Class	113,157,517	N/A	N/A	N/A	N/A	N/A
Net increase/(decrease) resulting from
beneficial interest transactions	52,462,411	(4,006,766)	(2,481,008)	(10,182,873)	(895,113)	7,463,062
Redemption Fees	121,486	156	59	524	1,248	12,846
Net Increase/(Decrease) In Net Assets	58,130,586	(2,940,722)	1,194,898	(2,159,500)	1,888,839	16,952,578

Net Assets:
Beginning of year	35,276,791	38,217,513	46,412,992	48,572,492	52,505,054	35,552,476
End of period*	$93,407,377	$35,276,791	$47,607,890	$46,412,992	$54,393,893	$52,505,054

*Including (over)/undistributed net
investment income of:	$338,304	$(33,040)	$158,007	$(8,037)	$(111,392)	$(25,981)

See Notes to Financial Statements.

	Westcore Small-Cap Value Fund		Westcore Micro-Cap Opportunity Fund		Westcore International Small-Cap Fund(1)

	Six Months Ended		Six Months Ended		Six Months Ended
	June 30, 2011	Year Ended	June 30, 2011	Year Ended	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010	(Unaudited)	December 31, 2010	(Unaudited)	December 31, 2010

Changes in Net Assets from:

Operations:
Net investment income/(loss)	$1,432,636	$3,086,761	$(2,646)	$(4,823)	$950,503	$450,221
Net realized gain	13,769,474	17,168,018	185,926	299,271	1,889,779	2,910,342
Change in unrealized net appreciation or (depreciation)	5,103,738	50,963,455	(106,843)	190,214	3,296,892	10,539,313
Net increase in net assets resulting from operations	20,305,848	71,218,234	76,437	484,662	6,137,174	13,899,876

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	0	(1,156,811)	0	0	0	(315,002)
Institutional Class	0	(2,238,186)	N/A	N/A	N/A	N/A
From net realized capital gains
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	N/A	N/A	N/A	N/A
From paid in capital
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	N/A	N/A	N/A	N/A
Decrease in net assets from
distributions to shareholders	0	(3,394,997)	0	0	0	(315,002)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	35,324,116	75,699,700	320,713	1,017,730	75,766,963	27,828,117
Institutional Class	18,394,967	64,930,630	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	0	1,788,570	0	0	0	306,967
Institutional Class	0	1,070,970	N/A	N/A	N/A	N/A
Cost of Shares Redeemed
Retail Class	(53,672,775)	(76,488,643)	(131,778)	(1,832,421)	(10,227,855)	(13,156,283)
Institutional Class	(22,844,301)	(22,215,787)	N/A	N/A	N/A	N/A
Net increase/(decrease) resulting from
beneficial interest transactions	(22,797,993)	44,785,440	188,935	(814,691)	65,539,108	14,978,801
Redemption Fees	17,463	36,706	935	2	10,794	4,535
Net Increase/(Decrease) In Net Assets	(2,474,682)	112,645,383	266,307	(330,027)	71,687,076	28,568,210

Net Assets:
Beginning of year	357,102,689	244,457,306	1,593,754	1,923,781	60,924,588	32,356,378
End of period*	$354,628,007	$357,102,689	$1,860,061	$1,593,754	$132,611,664	$60,924,588

*Including (over)/undistributed
net investment income of:	$1,418,236	$(14,400)	$(2,710)	$(64)	$759,035	$(191,468)

(1) Prior to April 30, 2011, the Westcore International Small-Cap Fund was known as the Westcore International Frontier Fund.

See Notes to Financial Statements.

	Westcore Flexible Income Fund		Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund

	Six Months Ended		Six Months Ended		Six Months Ended
	June 30, 2011	Year Ended	June 30, 2011	Year Ended	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010	(Unaudited)	December 31, 2010	(Unaudited)	December 31, 2010

Changes in Net Assets from:

Operations:
Net investment income	$2,152,170	$4,844,562	$33,227,640	$66,850,180	$1,895,006	$4,200,033
Net realized gain/(loss)	1,476,603	(57,498)	13,018,601	11,984,721	(702,231)	(34,019)
Change in unrealized net appreciation or (depreciation)	(567,200)	3,768,575	2,891,626	28,493,761	2,013,215	(2,389,926)
Net increase in net assets resulting from operations	3,061,573	8,555,639	49,137,867	107,328,662	3,205,990	1,776,088

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(2,082,733)	(4,620,315)	(28,144,197)	(58,070,364)	(1,893,535)	(4,204,271)
Institutional Class	(50,957)	(99,481)	(5,044,084)	(8,384,865)	N/A	N/A
From net realized capital gains
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	0	0	N/A	N/A
From paid in capital
Retail Class	0	(7,574)	0	0	0	0
Institutional Class	0	(163)	0	0	N/A	N/A
Decrease in net assets from distributions
to shareholders	(2,133,690)	(4,727,533)	(33,188,281)	(66,455,229)	(1,893,535)	(4,204,271)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	3,774,393	8,784,635	171,667,893	399,886,108	9,967,975	31,071,390
Institutional Class	664,754	999,586	30,503,054	124,086,085	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	1,966,563	4,379,582	26,867,505	55,276,752	1,722,791	3,821,653
Institutional Class	50,957	99,644	4,524,941	7,113,083	N/A	N/A
Cost of Shares Redeemed
Retail Class	(11,893,491)	(23,892,407)	(305,215,394)	(429,883,434)	(31,829,830)	(19,886,365)
Institutional Class	(732,703)	(912,317)	(44,285,519)	(48,202,955)	N/A	N/A
Net increase/(decrease) resulting from
beneficial interest transactions	(6,169,527)	(10,541,277)	(115,937,520)	108,275,639	(20,139,064)	15,006,678
Redemption Fees	349	6,261	134,114	138,805	1,080	8,232
Net Increase/(Decrease) In Net Assets	(5,241,295)	(6,706,910)	(99,853,820)	149,287,877	(18,825,529)	12,586,727

Net Assets:
Beginning of year	67,309,947	74,016,857	1,607,761,997	1,458,474,120	118,478,144	105,891,417
End of period*	$62,068,652	$67,309,947	$1,507,908,177	$1,607,761,997	$99,652,615	$118,478,144

*Including overdistributed net investment income of:	$(291,253)	$(309,733)	$(228,821)	$(268,180)	$(14,682)	$(16,153)

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations				Distributions

	Net		Net Realized And	Total Income/
	Asset Value	Net	Unrealized Gain/	(Loss) from		Dividends From Net
	Beginning of the	Investment	(Loss) on	Investment	Dividends from Net	Realized Gain on	Total
Year or Period Ended	Period	Income/(Loss)	Investments	Operations	Investment Income	Investments	Distributions
WESTCORE GROWTH FUND
Retail Class
06/30/11	$12.54	$(0.03)	$0.94	$0.91	$(0.00)	$(0.00)	$(0.00)
12/31/10	10.88	(0.01)	1.67	1.66	(0.00)	(0.00)	(0.00)
12/31/09	7.80	(0.01)	3.09	3.08	(0.00) (b)	(0.00)	(0.00) (b)
12/31/08	15.45	0.00 (b)	(7.02)	(7.02)	(0.00)	(0.63)	(0.63)
12/31/07	13.31	(0.01)	3.01	3.00	(0.00)	(0.86)	(0.86)
12/31/06 (a)	12.58	(0.00) (b)	0.74	0.74	(0.00)	(0.01)	(0.01)
05/31/06	11.74	(0.03)	0.93	0.90	(0.00) (b)	(0.06)	(0.06)
Institutional Class
06/30/11	12.56	(0.00)(b)	0.92	0.92	(0.00)	(0.00)	(0.00)
12/31/10	10.88	0.01	1.67	1.68	(0.00)	(0.00)	(0.00)
12/31/09	7.81	(0.00) (b)	3.10	3.10	(0.03)	(0.00)	(0.03)
12/31/08	15.45	0.01	(7.02)	(7.01)	(0.00)	(0.63)	(0.63)
12/31/07 (f)	15.96	(0.00) (b)	0.35	0.35	(0.00)	(0.86)	(0.86)
WESTCORE MIDCO GROWTH FUND
Retail Class
06/30/11	6.77	(0.00) (b)	0.58	0.58	(0.00)	(0.00)	(0.00)
12/31/10	5.20	(0.01)	1.58	1.57	(0.00)	(0.00)	(0.00)
12/31/09	3.55	(0.01)	1.66	1.65	(0.00)	(0.00)	(0.00)
12/31/08	6.94	(0.04)	(3.09)	(3.13)	(0.00)	(0.26)	(0.26)
12/31/07	7.45	(0.04)	0.89	0.85	(0.00)	(1.36)	(1.36)
12/31/06 (a)	7.99	(0.00) (b)	0.78	0.78	(0.00)	(1.32)	(1.32)
05/31/06	7.03	(0.03)	1.01	0.98	(0.00)	(0.02)	(0.02)
Institutional Class
06/30/11	6.80	0.00 (b)	0.58	0.58	(0.00)	(0.00)	(0.00)
12/31/10	5.22	0.00 (b)	1.58	1.58	(0.00)	(0.00)	(0.00)
12/31/09	3.56	(0.00) (b)	1.66	1.66	(0.00)	(0.00)	(0.00)
12/31/08	6.95	(0.04)	(3.09)	(3.13)	(0.00)	(0.26)	(0.26)
12/31/07 (f)	8.55	(0.01)	(0.23)	(0.24)	(0.00)	(1.36)	(1.36)

(a)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(b)	Less than $0.005 and $(0.005) per share.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.

			Ratios/Supplemental Data

							Ratio of Net
							Investment
					Ratio of Expenses	Ratio of Net	Income/(Loss)
Paid-in			Net Assets,	Ratio of Expenses	to Average Net	Investment Income/	to Average Net
Capital from	Net Asset Value		End of Period	to Average Net	Assets Without	(Loss) to	Assets Without	Portfolio
Redemption Fees	End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Average Net Assets	Fee Waivers	Turnover Rate

$0.00 (b)	$13.45	7.26% (c)	$69,903	1.07% (d)	1.07% (d)	(0.21%) (d)	(0.21%) (d)	65% (c)
0.00 (b)	12.54	15.26%	108,694	1.08%	1.08%	(0.07%)	(0.07%)	99%
0.00 (b)	10.88	39.54%	120,456	1.06%	1.06%	(0.05%)	(0.05%)	83%
0.00 (b)	7.80	(45.33%)	133,174	1.03%	1.03%	0.02%	0.02%	183%
0.00 (b)	15.45	22.48%	299,659	1.05%	1.05%	(0.05%)	(0.05%)	127%
0.00 (b)	13.31	5.85% (c)	274,035	1.11% (d)	1.11% (d)	(0.16%) (d)	(0.16%) (d)	87%
0.00 (b)	12.58	7.67%	255,343	1.08%	1.08%	(0.24%)	(0.24%)	111%

0.00 (b)	13.48	7.32% (c)	3,579	0.92% (d)	1.95% (d)	(0.04%) (d)	(1.06%) (d)	65% (c)
0.00 (b)	12.56	15.44%	3,271	0.94%	2.13%	0.08%	(1.11%)	99%
0.00 (b)	10.88	39.64%	2,619	0.94%	2.55%	0.05%	(1.56%)	83%
0.00 (b)	7.81	(45.26%)	1,797	0.92%	1.90%	0.13%	(0.85%)	183%
0.00 (b)	15.45	2.14% (c)	3,294	0.98% (d)	4.64% (d)	(0.01%) (d)	(3.68%) (d)	127% (e)

0.00 (b)	7.35	8.57% (c)	120,549	1.05% (d)	1.05% (d)	(0.12%) (d)	(0.12%) (d)	56% (c)
0.00 (b)	6.77	30.19%	104,119	1.05%	1.05%	(0.19%)	(0.19%)	98%
0.00 (b)	5.20	46.48%	85,559	1.08%	1.08%	(0.20%)	(0.20%)	121%
0.00 (b)	3.55	(44.92%)	64,515	1.03%	1.03%	(0.48%)	(0.48%)	142%
0.00 (b)	6.94	11.37%	173,481	1.03%	1.03%	(0.56%)	(0.56%)	116%
0.00 (b)	7.45	9.63% (c)	184,097	1.08% (d)	1.08% (d)	(0.37%) (d)	(0.37%) (d)	76%
0.00 (b)	7.99	13.90%	193,647	1.09%	1.09%	(0.34%)	(0.34%)	127%

0.00 (b)	7.38	8.53% (c)	44,883	0.91% (d)	0.96% (d)	0.00% (d)(g)	(0.05%) (d)	56% (c)
0.00 (b)	6.80	30.27%	42,072	0.93%	0.98%	(0.07%)	(0.12%)	98%
0.00 (b)	5.22	46.63%	34,148	0.95%	1.03%	(0.08%)	(0.15%)	121%
0.00 (b)	3.56	(44.86%)	23,863	0.93%	0.97%	(0.36%)	(0.40%)	142%
0.00 (b)	6.95	(2.84%) (c)	12,477	0.98% (d)	2.08% (d)	(0.47%) (d)	(1.58%) (d)	116% (e)

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(f) Period from September 28, 2007 (inception date) through December 31, 2007.
(g) Less than 0.005%.

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.
	Income from Investment Operations				Distributions

	Net		Net Realized And	Total Income/
	Asset Value	Net	Unrealized Gain/	(Loss) from		Dividends From Net
	Beginning of the	Investment	(Loss) on	Investment	Dividends from Net	Realized Gain on	Total
Year or Period Ended	Period	Income/(Loss)	Investments	Operations	Investment Income	Investments	Distributions
WESTCORE SELECT FUND
Retail Class
06/30/11	$21.07	$(0.04)	$1.65	$1.61	$(0.00)	$(0.00)	$(0.00)
12/31/10	16.14	(0.01)	4.93	4.92	(0.00)	(0.00)	(0.00)
12/31/09	11.44	(0.03)	4.73	4.70	(0.00)	(0.00)	(0.00)
12/31/08	17.43	(0.09)	(5.91)	(6.00)	(0.00)	(0.00) (b)	(0.00) (b)
12/31/07	16.66	(0.05)	2.59	2.54	(0.00)	(1.78)	(1.78)
12/31/06 (a)	15.04	0.01	1.61	1.62	(0.00)	(0.00)	(0.00)
05/31/06	12.23	(0.07)	2.88	2.81	(0.00)	(0.00)	(0.00)
WESTCORE BLUE CHIP FUND
Retail Class
06/30/11	11.12	0.04	0.85	0.89	(0.02)	(0.00)	(0.02)
12/31/10	10.76	0.07	0.36	0.43	(0.07)	(0.00)	(0.07)
12/31/09	8.32	0.06	2.43	2.49	(0.05)	(0.00)	(0.05)
12/31/08	13.18	0.07	(4.85)	(4.78)	(0.07)	(0.01)	(0.08)
12/31/07	13.73	0.08	0.35	0.43	(0.09)	(0.89)	(0.98)
12/31/06 (a)	13.24	0.04	1.24	1.28	(0.08)	(0.71)	(0.79)
05/31/06	13.02	0.06	1.24	1.30	(0.07)	(1.01)	(1.08)
Institutional Class
06/30/11	11.10	0.01	0.90	0.91	(0.03)	(0.00)	(0.03)
12/31/10	10.76	0.09	0.35	0.44	(0.10)	(0.00)	(0.10)
12/31/09	8.32	0.07	2.43	2.50	(0.06)	(0.00)	(0.06)
12/31/08	13.18	0.13	(4.89)	(4.76)	(0.09)	(0.01)	(0.10)
12/31/07 (f)	14.88	0.02	(0.73)	(0.71)	(0.10)	(0.89)	(0.99)
WESTCORE MID–CAP VALUE FUND
Retail Class
06/30/11	18.26	0.07	1.39	1.46	(0.00)	(0.00)	(0.00)
12/31/10	15.27	0.08	3.00	3.08	(0.09)	(0.00)	(0.09)
12/31/09	11.65	0.11	3.61	3.72	(0.10)	(0.00)	(0.10)
12/31/08	20.57	0.16	(8.89)	(8.73)	(0.17)	(0.02)	(0.19)
12/31/07	20.48	0.03	0.31	0.34	(0.02)	(0.23)	(0.25)
12/31/06 (a)	18.96	0.06	1.82	1.88	(0.10)	(0.26)	(0.36)
05/31/06	17.54	0.06	2.63	2.69	(0.04)	(1.23)	(1.27)

(a)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(b)	Less than $0.005 and $(0.005) per share.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.

			Ratios/Supplemental Data

							Ratio of Net
							Investment
					Ratio of Expenses	Ratio of Net	Income/(Loss)
Paid-in			Net Assets,	Ratio of Expenses	to Average Net	Investment Income/	to Average Net
Capital from	Net Asset Value		End of Period	to Average Net	Assets Without	(Loss) to	Assets Without	Portfolio
Redemption Fees	End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Average Net Assets	Fee Waivers	Turnover Rate

$0.00 (b)	$22.68	7.64% (c)	$933,690	1.03% (d)	1.03% (d)	(0.49%) (d)	(0.49%) (d)	66% (c)
0.01	21.07	30.55%	392,174	1.07%	1.07%	(0.11%)	(0.11%)	143%
0.00 (b)	16.14	41.08%	67,199	1.15%	1.16%	(0.30%)	(0.31%)	217%
0.01	11.44	(34.35%)	28,233	1.15%	1.21%	(0.66%)	(0.72%)	237%
0.01	17.43	15.25%	37,579	1.15%	1.27%	(0.40%)	(0.53%)	168%
0.00 (b)	16.66	10.77% (c)	22,963	1.15% (d)	1.53% (d)	(0.11%) (d)	(0.50%) (d)	65%
0.00 (b)	15.04	22.98%	9,499	1.15%	1.75%	(0.45%)	(1.05%)	148%

0.02	12.01	8.21% (c)	85,078	1.15% (d)	1.35% (d)	1.07% (d)	0.87% (d)	23% (c)
0.00 (b)	11.12	3.99%	14,610	1.15%	1.28%	0.65%	0.52%	39%
0.00 (b)	10.76	29.87%	16,632	1.15%	1.26%	0.53%	0.41%	21%
0.00 (b)	8.32	(36.24%)	16,490	1.13%	1.13%	0.45%	0.45%	27%
0.00 (b)	13.18	3.13%	53,321	1.05%	1.05%	0.49%	0.49%	42%
0.00 (b)	13.73	9.65% (c)	66,402	1.09% (d)	1.09% (d)	0.49% (d)	0.49% (d)	28%
0.00 (b)	13.24	10.09%	63,775	1.11%	1.11%	0.43%	0.43%	50%

0.01	11.99	8.26% (c)	8,330	0.98% (d)	1.11% (d)	0.99% (d)	0.87% (d)	23% (c)
0.00 (b)	11.10	4.05%	20,667	1.05%	1.11%	0.76%	0.70%	39%
0.00 (b)	10.76	30.10%	21,585	0.95%	1.14%	0.72%	0.53%	21%
0.00	8.32	(36.09%)	18,101	0.98%	1.03%	0.68%	0.63%	27%
0.00	13.18	(4.78%) (c)	6,515	0.98% (d)	1.85% (d)	0.61% (d)	(0.25%) (d)	42% (e)

0.00 (b)	19.72	8.00% (c)	47,608	1.25% (d)	1.26% (d)	0.70% (d)	0.69% (d)	21% (c)
0.00 (b)	18.26	20.18%	46,413	1.25%	1.27%	0.43%	0.41%	33%
0.00 (b)	15.27	31.95%	48,572	1.25%	1.26%	0.77%	0.77%	27%
0.00 (b)	11.65	(42.38%)	40,714	1.19%	1.19%	0.74%	0.74%	35%
0.00 (b)	20.57	1.66%	100,863	1.17%	1.17%	0.12%	0.12%	40%
0.00 (b)	20.48	9.90% (c)	87,571	1.23% (d)	1.23% (d)	0.64% (d)	0.64% (d)	33%
0.00 (b)	18.96	15.44%	71,040	1.25%	1.26%	0.49%	0.48%	49%

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.

(f) Period from September 28, 2007 (inception date) through December 31, 2007.

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.
	Income from Investment Operations				Distributions

	Net		Net Realized And	Total Income/
	Asset Value	Net	Unrealized Gain/	(Loss) from		Dividends From Net
	Beginning of the	Investment	(Loss) on	Investment	Dividends from Net	Realized Gain on	Total
Year or Period Ended	Period	Income/(Loss)	Investments	Operations	Investment Income	Investments	Distributions
WESTCORE SMALL-CAP OPPORTUNITY FUND
Retail Class
06/30/11	$34.13	$(0.06)	$1.81	$1.75	$(0.00)	$(0.00)	$(0.00)
12/31/10	28.28	(0.08)	5.94	5.86	(0.02)	(0.00)	(0.02)
12/31/09	22.01	0.06	6.20	6.26	(0.00)	(0.00)	(0.00)
12/31/08	34.34	(0.03)	(12.41)	(12.44)	(0.00)	(0.00) (b)	(0.00) (b)
12/31/07	36.22	(0.15)	(1.05)	(1.20)	(0.00)	(0.68)	(0.68)
12/31/06 (a)	36.24	0.01	3.23	3.24	(0.00)	(3.26)	(3.26)
05/31/06	34.96	(0.12)	6.48	6.36	(0.00)	(5.08)	(5.08)
Institutional Class
06/30/11	34.26	(0.03)	1.81	1.78	(0.00)	(0.00)	(0.00)
12/31/10	28.41	0.39	5.52	5.91	(0.07)	(0.00)	(0.07)
12/31/09	22.07	0.05	6.28	6.33	(0.00)	(0.00)	(0.00)
12/31/08	34.36	0.03	(12.41)	(12.38)	(0.00)	(0.00) (b)	(0.00)
12/31/07 (f)	38.40	(0.00) (b)	(3.36)	(3.36)	(0.00)	(0.68)	(0.68)
WESTCORE SMALL–CAP VALUE FUND
Retail Class
06/30/11	11.97	0.05	0.64	0.69	(0.00)	(0.00)	(0.00)
12/31/10	9.51	0.11	2.46	2.57	(0.11)	(0.00)	(0.11)
12/31/09	7.87	0.11	1.62	1.73(g)	(0.10)	(0.00)	(0.10)
12/31/08	12.06	0.13	(4.20)	(4.07)	(0.13)	(0.00)	(0.13)
12/31/07	12.69	0.12	(0.54)	(0.42)	(0.12)	(0.09)	(0.21)
12/31/06 (a)	11.10	0.06	1.62	1.68	(0.09)	(0.00)	(0.09)
05/31/06	9.80	0.14	1.34	1.48	(0.11)	(0.07)	(0.18)
Institutional Class
06/30/11	11.97	0.05	0.64	0.69	(0.00)	(0.00)	(0.00)
12/31/10	9.51	0.11	2.47	2.58	(0.12)	(0.00)	(0.12)
12/31/09	7.87	0.13	1.62	1.75	(0.11)	(0.00)	(0.11)
12/31/08	12.06	0.14	(4.19)	(4.05)	(0.14)	(0.00)	(0.14)
12/31/07 (f)	13.42	0.05	(1.20)	(1.15)	(0.12)	(0.09)	(0.21)

(a)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(b)	Less than $0.005 and $(0.005) per share.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.

			Ratios/Supplemental Data

							Ratio of Net
							Investment
					Ratio of Expenses	Ratio of Net	Income/(Loss)
Paid-in			Net Assets,	Ratio of Expenses	to Average Net	Investment Income/	to Average Net
Capital from	Net Asset Value		End of Period	to Average Net	Assets Without	(Loss) to	Assets Without	Portfolio
Redemption Fees	End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Average Net Assets	Fee Waivers	Turnover Rate

$0.00 (b)	$35.88	5.13% (c)	$50,695	1.30% (d)	1.48% (d)	(0.32%) (d)	(0.50%) (d)	26% (c)
0.01	34.13	20.77%	48,857	1.30%	1.52%	(0.21%)	(0.43%)	49%
0.01	28.28	28.49%	32,380	1.30%	1.64%	0.15%	(0.19%)	24%
0.11	22.01	(35.90%)	16,027	1.30%	1.70%	(0.08%)	(0.48%)	57%
0.00 (b)	34.34	(3.33%)	28,482	1.30%	1.58%	(0.42%)	(0.70%)	71%
0.00 (b)	36.22	8.86% (c)	24,015	1.30% (d)	1.73% (d)	(0.27%) (d)	(0.72%) (d)	32%
0.00 (b)	36.24	19.04%	20,473	1.30%	1.77%	(0.34%)	(0.81%)	75%

0.00 (b)	36.04	5.20% (c)	3,699	1.20% (d)	2.35% (d)	(0.22%) (d)	(1.37%) (d)	26% (c)
0.01	34.26	20.84%	3,648	1.22%	2.39%	(0.14%)	(1.31%)	49%
0.01	28.41	28.73%	3,172	1.15%	2.76%	0.25%	(1.36%)	24%
0.09	22.07	(35.76%)	2,326	1.08%	2.38%	0.18%	(1.13%)	57%
(0.00) (b)	34.36	(8.76%)	3,189	1.22% (d)	6.09% (d)	(0.09%) (d)	(4.95%) (d)	71% (e)

0.00 (b)	12.66	5.76% (c)	238,188	1.30% (d)	1.39% (d)	0.75% (d)	0.66% (d)	18% (c)
0.00 (b)	11.97	27.03%	242,817	1.30%	1.39%	1.03%	0.93%	39%
0.01	9.51	22.08%	192,180	1.30%	1.37%	1.38%	1.31%	33%
0.01	7.87	(33.57%)	148,135	1.30%	1.38%	1.51%	1.44%	45%
0.00 (b)	12.06	(3.38%)	161,792	1.30%	1.38%	1.25%	1.16%	35%
0.00 (b)	12.69	15.19% (c)	58,343	1.30% (d)	1.53% (d)	1.24% (d)	1.01% (d)	19%
0.00 (b)	11.10	15.22%	37,797	1.30%	1.61%	1.47%	1.16%	43%

0.00 (b)	12.66	5.76% (c)	116,440	1.17% (d)	1.28% (d)	0.89% (d)	0.78% (d)	18% (c)
0.00 (b)	11.97	27.15%	114,286	1.18%	1.29%	1.17%	1.07%	39%
0.00 (b)	9.51	22.16%	52,278	1.20%	1.33%	1.53%	1.39%	33%
0.00 (b)	7.87	(33.51%)	20,684	1.21%	1.51%	1.80%	1.49%	45%
0.00 (b)	12.06	(8.58%) (c)	6,051	1.20% (d)	4.50% (d)	1.76% (d)	(1.55%) (d)	35% (e)

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(f) Period from September 28, 2007 (inception date) through December 31, 2007.
(g) Amount was immaterially misstated as 1.62 in prior year’s report.

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.
	Income from Investment Operations				Distributions
	Net		Net Realized And	Total Income/		Dividends From
	Asset Value	Net	Unrealized Gain/	(Loss) from	Dividends from	Net Realized	Tax
	Beginning of the	Investment	(Loss) on	Investment	Net Investment	Gain on	Return of	Total
Year or Period Ended	Period	Income/(Loss)	Investments	Operations	Income	Investments	Capital	Distributions
WESTCORE MICRO–CAP OPPORTUNITY FUND
Retail Class
06/30/11	$11.56	$(0.02)	$0.58	$0.56	$(0.00)	$(0.00)	$(0.00)	$(0.00)
12/31/10	8.66	(0.03)	2.93	2.90	(0.00)	(0.00)	(0.00)	(0.00)
12/31/09	7.53	0.02	1.14	1.16	(0.03)	(0.00)	(0.00)	(0.03)
12/31/08	10.00	0.04	(2.49)	(2.45)	(0.03)	(0.00)	(0.00)	(0.03)
WESTCORE INTERNATIONAL SMALL-CAP FUND (g)
Retail Class
06/30/11	15.70	0.15	1.05	1.20	(0.00)	(0.00)	(0.00)	(0.00)
12/31/10	11.67	0.11	4.00	4.11	(0.08)	(0.00)	(0.00)	(0.08)
12/31/09	7.19	0.15	4.46	4.61	(0.13)	(0.00)	(0.00)	(0.13)
12/31/08	14.41	0.18	(7.23)	(7.05)	(0.17)	(0.00)	(0.00)	(0.17)
12/31/07	14.39	0.06	0.36	0.42	(0.09)	(0.31)	(0.00)	(0.40)
12/31/06 (a)	13.40	0.04	1.07	1.11	(0.12)	(0.00)	(0.00)	(0.12)
05/31/06	10.43	0.11	2.89	3.00	(0.00)	(0.03)	(0.00)	(0.03)
WESTCORE FLEXIBLE INCOME FUND
Retail Class
06/30/11	8.42	0.28	0.11	0.39	(0.28)	(0.00)	(0.00)	(0.28)
12/31/10	7.98	0.56	0.43	0.99	(0.55)	(0.00)	(0.00) (b)	(0.55)
12/31/09	6.12	0.51	1.86	2.37	(0.51)	(0.00)	(0.00)	(0.51)
12/31/08	9.44	0.56	(3.26)	(2.70)	(0.62)	(0.00)	(0.01)	(0.61)
12/31/07	10.41	0.66	(0.99)	(0.33)	(0.60)	(0.03)	(0.01)	(0.64)
12/31/06 (a)	9.86	0.39	0.56	0.95	(0.40)	(0.00)	(0.00)	(0.40)
05/31/06	9.97	0.74	(0.17)	0.57	(0.68)	(0.00)	(0.00)	(0.68)
Institutional Class
06/30/11	8.34	0.28	0.10	0.38	(0.29)	(0.00)	(0.00)	(0.29)
12/31/10	7.96	0.57	0.42	0.99	(0.61)	(0.00)	(0.00) (b)	(0.61)
12/31/09	6.11	0.52	1.85	2.37	(0.52)	(0.00)	(0.00)	(0.52)
12/31/08	9.43	0.58	(3.27)	(2.69)	(0.63)	(0.00)	(0.01)	(0.62)
12/31/07 (f)	9.97	0.15	(0.54)	(0.39)	(0.11)	(0.03)	(0.01)	(0.15)

(a)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(b)	Less than $0.005 and $(0.005) per share.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.

			Ratios/Supplemental Data
							Ratio of Net
							Investment
					Ratio of Expenses	Ratio of Net	Income/(Loss)
Paid-in			Net Assets,	Ratio of Expenses	to Average Net	Investment Income/	to Average Net
Capital from	Net Asset Value		End of Period	to Average Net	Assets Without	(Loss) to	Assets Without	Portfolio
Redemption Fees	End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Average Net Assets	Fee Waivers	Turnover Rate

$0.01	$12.13	4.93% (c)	$1,860	1.30% (d)	7.55% (d)	(0.30%) (d)	(6.55%) (d)	46% (c)
0.00 (b)	11.56	33.49%	1,594	1.30%	6.96%	(0.25%)	(5.91%)	107%
0.00 (b)	8.66	15.40%	1,924	1.30%	7.96%	0.27%	(6.39%)	130%
0.01	7.53	(24.33%) (c)	1,104	1.30%	18.13%	1.06%	(15.77%)	60%

0.00 (b)	16.90	7.64% (c)	132,612	1.50% (d)	1.67% (d)	2.01% (d)	1.84% (d)	10% (c)
0.00 (b)	15.70	35.25%	60,925	1.50%	1.84%	1.10%	0.77%	44%
0.00 (b)	11.67	64.17%	32,356	1.50%	2.01%	1.68%	1.17%	65%
0.00 (b)	7.19	(48.86%)	18,282	1.50%	1.98%	1.47%	0.99%	70%
0.00 (b)	14.41	2.94%	40,680	1.50%	1.87%	0.40%	0.03%	78%
0.00 (b)	14.39	8.33% (c)	35,629	1.50% (d)	2.26% (d)	0.33% (d)	(0.43%) (d)	93%
0.00 (b)	13.40	28.78%	36,517	1.50%	1.98%	1.12%	0.64%	38%

0.00 (b)	8.53	4.66% (c)	60,587	0.85% (d)	0.92% (d)	6.59% (d)	6.51% (d)	23% (c)
0.00 (b)	8.42	12.71%	65,829	0.85%	0.93%	6.75%	6.67%	38%
0.00 (b)	7.98	40.09%	72,783	0.85%	0.91%	7.21%	7.15%	30%
0.00 (b)	6.12	(29.97%)	65,043	0.85%	0.92%	6.91%	6.83%	21%
0.00 (b)	9.44	(3.45%)	207,038	0.85%	0.92%	6.30%	6.23%	21%
0.00 (b)	10.41	9.80% (c)	269,243	0.85% (d)	0.96% (d)	7.34% (d)	7.23% (d)	15%
0.00 (b)	9.86	5.94%	171,116	0.85%	0.93%	7.44%	7.36%	25%

0.00 (b)	8.43	4.65% (c)	1,482	0.75% (d)	3.27% (d)	6.68% (d)	4.15% (d)	23% (c)
0.00 (b)	8.34	12.79%	1,481	0.75%	3.24%	6.82%	4.32%	38%
0.00 (b)	7.96	40.30%	1,234	0.72%	3.98%	7.26%	4.00%	30%
0.00 (b)	6.11	(29.89%)	748	0.74%	3.21%	7.12%	4.65%	21%
0.00 (b)	9.43	(3.89%) (c)	1,430	0.70% (d)	7.26% (d)	7.34% (d)	0.78% (d)	21% (e)

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(f) Period from September 28, 2007 (inception date) through December 31, 2007.
(g) Prior to April 30, 2011, the Westcore International Small-Cap Fund was known as the Westcore International Frontier Fund. See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.
	Income from Investment Operations				Distributions

	Net		Net Realized And	Total Income/		Dividends From
	Asset Value	Net	Unrealized Gain/	(Loss) from	Dividends from	Net Realized	Tax
	Beginning of the	Investment	(Loss) on	Investment	Net Investment	Gain on	Return of	Total
Year or Period Ended	Period	Income/(Loss)	Investments	Operations	Income	Investments	Capital	Distributions
WESTCORE PLUS BOND FUND
Retail Class
06/30/11	$10.72	$0.24	$0.10	$0.34	$(0.23)	$(0.00)	$(0.00)	$(0.23)
12/31/10	10.42	0.45	0.29	0.74	(0.44)	(0.00)	(0.00)	(0.44)
12/31/09	9.85	0.44	0.57	1.01	(0.44)	(0.00)	(0.00)	(0.44)
12/31/08	10.55	0.51	(0.70)	(0.19)	(0.51)	(0.00)	(0.00)	(0.51)
12/31/07	10.54	0.55	0.01	0.56	(0.55)	(0.00)	(0.00)	(0.55)
12/31/06 (a)	10.28	0.33	0.25	0.58	(0.32)	(0.00)	(0.00)	(0.32)
05/31/06	10.70	0.57	(0.41)	0.16	(0.58)	(0.00) (b)	(0.00)	(0.58)
Institutional Class
06/30/11	10.68	0.24	0.11	0.35	(0.25)	(0.00)	(0.00)	(0.25)
12/31/10	10.42	0.47	0.28	0.75	(0.49)	(0.00)	(0.00)	(0.49)
12/31/09	9.85	0.45	0.57	1.02	(0.45)	(0.00)	(0.00)	(0.45)
12/31/08	10.55	0.52	(0.70)	(0.18)	(0.52)	(0.00)	(0.00)	(0.52)
12/31/07 (f)	10.45	0.13	0.11	0.24	(0.14)	(0.00)	(0.00)	(0.14)
WESTCORE COLORADO TAX–EXEMPT FUND
06/30/11	10.99	0.21	0.16	0.37	(0.21)	(0.00)	(0.00)	(0.21)
12/31/10	11.19	0.40	(0.20)	0.20	(0.40)	(0.00)	(0.00)	(0.40)
12/31/09	10.48	0.40	0.71	1.11	(0.40)	(0.00)	(0.00)	(0.40)
12/31/08	11.04	0.42	(0.56)	(0.14)	(0.42)	(0.00)	(0.00)	(0.42)
12/31/07	11.16	0.43	(0.12)	0.31	(0.43)	(0.00)	(0.00)	(0.43)
12/31/06 (a)	11.00	0.25	0.16	0.41	(0.25)	(0.00)	(0.00)	(0.25)
05/31/06	11.32	0.42	(0.32)	0.10	(0.42)	(0.00)	(0.00)	(0.42)

(a)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(b)	Less than $0.005 and $(0.005) per share.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.

			Ratios/Supplemental Data

							Ratio of Net
							Investment
					Ratio of Expenses	Ratio of Net	Income/(Loss)
Paid–in			Net Assets,	Ratio of Expenses	to Average Net	Investment Income/	to Average Net
Capital from	Net Asset Value		End of Period	to Average Net	Assets Without	(Loss) to	Assets Without	Portfolio
Redemption Fees	End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Average Net Assets	Fee Waivers	Turnover Rate

$0.00 (b)	$10.83	3.17% (c)	$1,297,046	0.55% (d)	0.82% (d)	4.26% (d)	3.99% (d)	28% (c)
0.00 (b)	10.72	7.22%	1,389,702	0.55%	0.83%	4.20%	3.92%	45%
0.00 (b)	10.42	10.42%	1,326,659	0.55%	0.81%	4.32%	4.05%	36%
0.00 (b)	9.85	(1.86%)	1,069,006	0.55%	0.81%	4.98%	4.72%	54%
0.00 (b)	10.55	5.42%	1,102,647	0.55%	0.82%	5.21%	4.94%	48%
0.00 (b)	10.54	5.75% (c)	731,616	0.55% (d)	0.86% (d)	5.49% (d)	5.17% (d)	11%
0.00 (b)	10.28	1.48%	460,509	0.55%	0.89%	5.58%	5.24%	32%

0.00 (b)	10.78	3.31% (c)	210,862	0.43% (d)	0.69% (d)	4.39% (d)	4.12% (d)	28% (c)
0.00 (b)	10.68	7.25%	218,060	0.43%	0.70%	4.31%	4.04%	45%
0.00 (b)	10.42	10.56%	131,815	0.44%	0.73%	4.40%	4.11%	36%
0.00 (b)	9.85	(1.77%)	65,263	0.46%	0.73%	5.09%	4.82%	54%
0.00 (b)	10.55	2.27% (c)	35,516	0.44% (d)	1.30% (d)	5.13% (d)	4.28% (d)	48% (e)

0.00 (b)	11.15	3.38% (c)	99,653	0.65% (d)	0.90% (d)	3.74% (d)	3.49% (d)	6% (c)
0.00 (b)	10.99	1.77%	118,478	0.65%	0.91%	3.56%	3.30%	6%
0.00 (b)	11.19	10.71%	105,891	0.65%	0.90%	3.67%	3.42%	8%
0.00 (b)	10.48	(1.34%)	67,206	0.65%	0.91%	3.85%	3.59%	16%
0.00 (b)	11.04	2.84%	57,204	0.65%	0.95%	3.84%	3.54%	14%
0.00 (b)	11.16	3.77% (c)	55,895	0.65% (d)	0.98% (d)	3.87% (d)	3.53% (d)	8%
0.00 (b)	11.00	0.93%	55,529	0.65%	0.98%	3.77%	3.44%	22%

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
 (f) Period from September 28, 2007 (inception date) through December 31, 2007.

See Notes to Financial Statements.

1. ORGANIZATION

Westcore Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Small-Cap (formerly International Frontier), Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. The Funds offer Retail Class shares. The Westcore Growth, Westcore MIDCO Growth, Westcore Blue Chip, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Flexible Income and Westcore Plus Bond Funds offer Institutional Class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices. Exchange-traded interest rate futures are valued at the settlement price determined by the relevant exchange.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange. Exchange rates as of the close of regular trading on the NYSE are used to convert foreign security values into U.S. dollars. Forward foreign currency exchange contracts are valued on a daily basis based on the closing prices of the foreign currency rates as of the close of regular trading on the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, for which there are no readily available market quotations or sales information are valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Municipal securities having a remaining maturity of greater than 60 days, for which there are no readily available market quotations or sales information are valued at the evaluated bid price formulated by an independent pricing service.

Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Foreign Securities – All of the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest at least a portion of their assets in foreign securities. As of June 30, 2011, all Funds were primarily invested in U.S. based issuers, as determined by the location of their headquarters, except Westcore International Small-Cap Fund. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Concentration of Risk – As of June 30, 2011, the Westcore International Small-Cap Fund invested a significant percentage of its assets in the United Kingdom and Australia. Therefore, it may be more affected by economic developments and currency fluctuations in these countries.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Management of the Funds analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of December 31, 2010, Management has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds file income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2007 through December 31, 2010 for the federal jurisdiction and for the years ended December 31, 2006 through December 31, 2010, for Colorado, the Funds’ returns are still open to examination by the appropriate taxing authority. In addition, for the years ended May 31, 2007 through December 31, 2010, the Westcore Flexible Income Fund’s Mississippi returns are still open to examination by the appropriate taxing authority as well.

At December 31, 2010, each Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

	Expiring
	2013	2014	2015	2016	2017	2018	Total
Westcore Growth Fund	$–	$–	$–	$3,247,264	$25,964,731	$–	$29,211,995
Westcore MIDCO Growth Fund	–	–	–	1,552,359	10,152,465	–	11,704,824
Westcore Select Fund	–	–	–	–	–	–	–
Westcore Blue Chip Fund	–	–	–	–	2,140,763	–	2,140,763
Westcore Mid-Cap Value Fund	–	–	–	5,866,037	7,328,000	–	13,194,037
Westcore Small-Cap
Opportunity Fund	–	–	–	687,330	1,919,462	–	2,606,792
Westcore Small-Cap Value Fund	–	–	–	–	45,422,242	–	45,422,242
Westcore Micro-Cap
Opportunity Fund	–	–	–	–	88,183	–	88,183
Westcore International
Small-Cap Fund	–	–	–	236,689	8,018,392	–	8,255,081
Westcore Flexible Income Fund	18,958	340,539	775,600	20,255,986	9,408,999	1,069,237	31,869,319
Westcore Plus Bond Fund	–	–	–	–	–	–	–
Westcore Colorado
Tax-Exempt Fund	–	–	–	18,307	22,684	–	40,991

During the period ended December 31, 2010, each Fund had utilized capital loss carryforwards as follows:

Westcore	Westcore	Westcore	Westcore	Westcore	Westcore Small-Cap
Growth Fund	MIDCO Growth Fund	Select Fund	Blue Chip Fund	Mid-Cap Value Fund	Opportunity Fund
14,146,237	19,413,959	4,988,397	970,656	3,063,497	436,359

Westcore Small-Cap	Westcore Micro-Cap	Westcore International	Westcore	Westcore Colorado
Value Fund	Opportunity Fund	Small-Cap Fund	Plus Bond Fund	Tax-Exempt Fund
12,983,936	246,974	2,920,356	7,596,859	16,920

The Westcore Small-Cap Opportunity Fund and Westcore Colorado Tax-Exempt Fund elect to defer to their fiscal year ending December 31, 2011, approximately $37,881, and $50,939 of capital losses recognized during the period from November 1, 2010 to December 31, 2010, respectively. Additionally, Westcore International Small-Cap Fund elected to defer to its fiscal year ending December 31, 2011, approximately $199,273 of foreign currency losses recognized during the period from November 1, 2010 to December 31, 2010.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Classification of Distributions to Shareholders – Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds. Net assets were unaffected by the reclassifications.

For the year ended December 31, 2010, each Fund recorded the following reclassifications to the accounts listed below:

		Increase/(Decrease)	Increase/(Decrease)
		(Over)/Undistributed Net	Accumulated Net Realized
	Paid-in Capital	Investment Income	Gain/(Loss)
Westcore Growth Fund	$(79,635)	$79,635	$0
Westcore MIDCO Growth Fund	(256,411)	261,447	(5,036)
Westcore Select Fund	0	180,800	(180,800)
Westcore Blue Chip Fund	(1,089)	1,089	0
Westcore Mid-Cap Value Fund	(15,929)	15,929	0
Westcore Small-Cap Opportunity Fund	(93,837)	93,837	0
Westcore Small-Cap Value Fund	(59,879)	59,879	0
Westcore Micro-Cap Opportunity Fund	(8,308)	2,818	5,490
Westcore International Small-Cap Fund	0	(355,710)	355,710
Westcore Flexible Income Fund	(121,559)	(146,686)	268,245
Westcore Plus Bond Fund	(303,776)	(397,535)	701,311
Westcore Colorado Tax-Exempt Fund	0	0	0

The reclassifications were primarily as a result of the differing book/tax treatment of net operating losses and certain investments.

The tax character of the distributions paid were as follows:

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Westcore Growth Fund
Ordinary Income	$0	$55,805
Long-Term Capital Gain	0	0
Total	$0	$55,805

Westcore MIDCO Growth Fund
Ordinary Income	$0	$0
Long-Term Capital Gain	0	0
Total	$0	$0

Westcore Select Fund
Ordinary Income	$0	$0
Long-Term Capital Gain	0	0
Total	$0	$0

Westcore Blue Chip Fund
Ordinary Income	$270,003	$200,000
Long-Term Capital Gain	0	0
Total	$270,003	$200,000

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Westcore Mid-Cap Value Fund
Ordinary Income	$234,999	$327,999
Long-Term Capital Gain	0	0
Total	$234,999	$327,999

Westcore Small-Cap Opportunity Fund
Ordinary Income	$42,702	$0
Long-Term Capital Gain	0	0
Total	$42,702	$0

Westcore Small-Cap Value Fund
Ordinary Income	$3,394,997	$2,569,998
Long-Term Capital Gain	0	0
Total	$3,394,997	$2,569,998

Westcore Micro-Cap Opportunity Fund
Ordinary Income	$0	$6,600
Long-Term Capital Gain	0	0
Total	$0	$6,600

Westcore International Small-Cap Fund
Ordinary Income	$315,002	$365,000
Long-Term Capital Gain	0	0
Total	$315,002	$365,000

Westcore Flexible Income Fund
Ordinary Income	$4,719,796	$5,000,003
Long-Term Capital Gain	0	0
Return of Capital	7,737	0
Total	$4,727,533	$5,000,003

Westcore Plus Bond Fund
Ordinary Income	$66,455,229	$56,236,714
Long-Term Capital Gain	0	0
Total	$66,455,229	$56,236,714

Westcore Colorado Tax-Exempt Fund
Ordinary Income	$6,884	$2,380
Tax-Exempt Income	4,197,387	3,083,221
Total	$4,204,271	$3,085,601

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Westcore	Westcore MIDCO	Westcore	Westcore Blue
	Growth Fund	Growth Fund	Select Fund	Chip Fund
Undistributed net investment income	$0	$0	$3,924,950	$0
Accumulated net realized gain/(loss)
on investments	(29,211,995)	(11,704,824)	578,650	(2,140,763)
Net unrealized appreciation
on investments	31,600,184	38,326,918	52,305,418	5,848,718
Effect of other timing differences	(31,491)	(289,395)	(9,320)	(33,040)
Total	$2,356,698	$26,332,699	$56,799,698	$3,674,915

		Westcore	Westcore	Westcore
	Westcore Mid-Cap	Small-Cap	Small-Cap	Micro-Cap
	Value Fund	Opportunity Fund	Value Fund	Opportunity Fund
Undistributed net investment income	$0	$0	$0	$0
Accumulated net realized loss
on investments	(13,194,037)	(2,644,673)	(45,422,242)	(88,183)
Net unrealized appreciation
on investments	7,521,708	11,585,585	72,363,935	349,802
Effect of other timing differences	(8,037)	(25,981)	(14,400)	(64)
Total	$(5,680,366)	$8,914,931	$26,927,293	$261,555

				Westcore
	Westcore International	Westcore Flexible	Westcore	Colorado Tax-Exempt
	Small-Cap Fund	Income Fund	Plus Bond Fund	Fund
Undistributed net investment income	$69,297	$0	$54,761	$4,151
Accumulated net realized gain/(loss)
on investments	(8,255,081)	(31,869,319)	4,384,544	(91,930)
Net unrealized appreciation/(depreciation)
on investments	15,205,226	(13,632,605)	25,732,907	(82,077)
Effect of other timing differences	(260,765)	(310,508)	(330,023)	(21,974)
Total	$6,758,677	$(45,812,432)	$29,842,189	$(191,830)

The effect of other timing differences primarily includes deferred Trustees’ compensation.

The Funds recharacterize distributions received from Real Estate Investment Trusts (“REIT s”) investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT , the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

Distributions – Distributions of net investment income, if any, are generally made annually for the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity and Westcore International Small-Cap Funds and monthly for the Westcore Flexible Income, Westcore Plus Bond and Westcore Colo-rado Tax-Exempt Funds. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. The Westcore Blue Chip Fund paid a special distribution prior to the acquisition of Blue Chip Value Fund as described in Note 9. Distributions to shareholders are recorded on the ex-dividend date.

Redemption Fee – The Funds impose a two percent (2%) redemption fee (the “Redemption Fee”) on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase. The Redemption Fees, which are reflected in the Statement of Changes in Net Assets, are intended to encourage long-term investment in the Funds and, to the extent that frequent trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with frequent trading.

Expenses – Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Expenses related to specific classes and the associated Fund level expenses, for the six months ended June 30, 2011, were as follows:

Westcore Growth Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$4,959	$83,940
Shareholder servicing reimbursement	62,139	0	0
Transfer agent fees	4,321	49	8,703
Fund accounting fees and expenses	0	3,720	17,473
Registration fees	10,881	8,713	0
Other	1,436	190	998

Westcore MIDCO Growth Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$0	$125,799
Shareholder servicing reimbursement	50,485	0	0
Transfer agent fees	12,625	118	11,438
Fund accounting fees and expenses	0	0	25,936
Registration fees	11,114	8,676	0
Other	1,436	1,423	960

Westcore Blue Chip Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$4,306	$66,900
Shareholder servicing reimbursement	21,985	0	0
Transfer agent fees	22,005	58	14,253
Fund accounting fees and expenses	0	2,163	18,691
Registration fees	9,168	861	0
Merger related expenses	85,000	0	0
Other	1,436	1,423	1,000

Westcore Small-Cap Opportunity Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$4,959	$43,264
Shareholder servicing reimbursement	25,329	0	0
Transfer agent fees	2,923	34	8,445
Fund accounting fees and expenses	0	3,720	18,277
Registration fees	9,045	8,458	0
Other	1,436	1,423	810

Westcore Small-Cap Value Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$0	$286,205
Shareholder servicing reimbursement	150,539	0	0
Transfer agent fees	3,275	4,489	9,445
Fund accounting fees and expenses	0	0	48,062
Registration fees	12,421	12,484	0
Other	1,436	1,423	4,260

Westcore Flexible Income Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$4,959	$52,094
Shareholder servicing reimbursement	33,266	0	0
Transfer agent fees	4,592	18	8,828
Fund accounting fees and expenses	0	3,720	19,286
Registration fees	8,995	8,345	0
Other	1,436	1,421	0

Westcore Plus Bond Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$0	$1,237,936
Shareholder servicing reimbursement	833,141	0	0
Transfer agent fees	70,449	1,193	25,860
Fund accounting fees and expenses	0	0	175,604
Registration fees	34,400	9,868	0
Other	1,436	190	6,531

When-Issued Securities – Each Fund may purchase or sell securities on a “when issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. Each Fund maintains, in a segregated account with its custodian, liquid assets with a market value at least equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-US securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions.

Other – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis. Other Income is primarily comprised of consent fees which are compensation for agreeing to changes in the terms to debt instruments.

3. SHARES OF BENEFICIAL INTEREST

On June 30, 2011, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	Westcore Growth Fund		Westcore MIDCO Growth Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010	June 30, 2011	December 31, 2010
Shares issued and redeemed:
Shares sold
Retail Class	829,779	1,559,276	3,446,877	1,856,070
Institutional Class	24,578	87,986	186,709	268,595
Shares issued in reinvestment of distributions
Retail Class	0	0	0	0
Institutional Class	0	0	0	0
Shares redeemed
Retail Class	(4,301,369)	(3,964,311)	(2,414,675)	(2,921,373)
Institutional Class	(19,504)	(68,283)	(294,363)	(623,958)
Net increase/(decrease) in shares	(3,466,516)	(2,385,332)	924,548	(1,420,666)

	Westcore Select Fund		Westcore Blue Chip Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010	June 30, 2011	December 31, 2010
Shares issued and redeemed:
Shares sold
Retail Class	25,626,584	16,077,231	60,676	53,706
Institutional Class	N/A	N/A	13,290	42,467
Shares issued in reinvestment of distributions
Retail Class	0	0	2,151	7,252
Institutional Class	N/A	N/A	3,746	14,802
Shares redeemed
Retail Class	(3,062,681)	(1,633,267)	(4,088,708)	(292,764)
Institutional Class	N/A	N/A	(1,183,474)	(202,449)
Acquisition (Note 9) - Retail Class	N/A	N/A	9,797,590	N/A
Net increase/(decrease) in shares	22,563,903	14,443,964	4,605,271	(376,986)

	Westcore Mid-Cap Value Fund		Westcore Small-Cap Opportunity Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010	June 30, 2011	December 31, 2010
Shares issued and redeemed:
Shares sold
Retail Class	217,528	510,592	184,781	753,512
Institutional Class	N/A	N/A	2,698	9,429
Shares issued in reinvestment of distributions
Retail Class	0	12,228	0	398
Institutional Class	N/A	N/A	0	218
Shares redeemed
Retail Class	(345,144)	(1,163,132)	(203,681)	(467,086)
Institutional Class	N/A	N/A	(6,557)	(14,824)
Net increase/(decrease) in shares	(127,616)	(640,312)	(22,759)	281,647

	Westcore Small-Cap Value Fund		Westcore Micro-Cap Opportunity Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010	June 30, 2011	December 31, 2010
Shares issued and redeemed:
Shares sold
Retail Class	2,868,162	7,150,368	26,731	101,803
Institutional Class	1,487,738	6,088,938	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	0	148,060	0	0
Institutional Class	0	88,656	N/A	N/A
Shares redeemed
Retail Class	(4,328,316)	(7,219,654)	(11,194)	(186,132)
Institutional Class	(1,838,485)	(2,126,049)	N/A	N/A
Net increase/(decrease) in shares	(1,810,901)	4,130,319	15,537	(84,329)

	Westcore International Small-Cap Fund (1)		Westcore Flexible Income Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010	June 30, 2011	December 31, 2010
Shares issued and redeemed:
Shares sold
Retail Class	4,586,681	2,084,211	442,531	1,068,135
Institutional Class	N/A	N/A	78,542	121,445
Shares issued in reinvestment of distributions
Retail Class	0	19,753	230,701	530,142
Institutional Class	N/A	N/A	6,040	12,093
Shares redeemed
Retail Class	(619,669)	(995,656)	(1,390,013)	(2,891,015)
Institutional Class	N/A	N/A	(86,476)	(110,899)
Net increase/(decrease) in shares	3,967,012	1,108,308	(718,675)	(1,270,099)

(1) Prior to April 30, 2011, the Westcore International Small-Cap Fund was known as the Westcore International Frontier Fund.

	Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010	June 30, 2011	December 31, 2010
Shares issued and redeemed:
Shares sold
Retail Class	15,947,652	37,309,793	903,968	2,753,951
Institutional Class	2,839,884	11,573,654	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	2,494,672	5,153,117	156,123	338,603
Institutional Class	421,602	662,872	N/A	N/A
Shares redeemed
Retail Class	(28,353,382)	(40,090,279)	(2,907,797)	(1,772,007)
Institutional Class	(4,110,363)	(4,476,504)	N/A	N/A
Net increase/(decrease) in shares	(10,759,935)	10,132,653	(1,847,706)	1,320,547

4. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

Westcore Equity Funds
					Westcore
	Westcore	Westcore MIDCO	Westcore	Westcore Blue	Mid-Cap Value
	Growth Fund	Growth Fund	Select Fund	Chip Fund	Fund
As of June 30, 2011
Gross appreciation (excess of value over tax cost)	$20,332,500	$30,851,645	$87,191,984	$2,482,317	$9,830,247
Gross depreciation (excess of tax cost over value)	(215,586)	(2,800,250)	(28,004,575)	(813,521)	(965,033)
Net unrealized appreciation	$20,116,914	$28,051,395	$59,187,409	$1,668,796	$8,865,214
Cost of investment for income tax purposes	$53,318,817	$135,359,982	$868,849,423	$97,388,907	$38,700,143

	Westcore	Westcore	Westcore	Westcore
	Small-Cap	Small-Cap	Micro-Cap	International
	Opportunity Fund	Value Fund	Opportunity Fund	Small-Cap Fund
As of June 30, 2011
Gross appreciation (excess of value over tax cost)	$11,953,048	$82,609,928	$316,912	$23,538,154
Gross depreciation (excess of tax cost over value)	(1,599,573)	(4,335,823)	(68,228)	(5,350,793)
Net unrealized appreciation	$10,353,475	$78,274,105	$248,684	$18,187,361
Cost of investment for income tax purposes	$44,035,370	$276,938,255	$1,600,763	$113,787,882

Westcore Bond Funds
	Westcore	Westcore	Westcore Colorado
	Flexible Income Fund	Plus Bond Fund	Tax-Exempt Fund
As of June 30, 2011
Gross appreciation (excess of value over tax cost)	$3,540,642	$64,337,190	$1,848,701
Gross depreciation (excess of tax cost over value)	(17,764,104)	(35,755,781)	(1,738,510)
Net unrealized appreciation/(depreciation)	$(14,223,462)	$28,581,409	$110,191
Cost of investment for income tax purposes	$74,894,268	$1,455,736,512	$95,530,718

5. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Denver Investment Advisors LLC (the “Advisor” or “Denver Investments”) for all Funds. The advisory agreement has been approved by the Trust’s Board of Trustees.

Pursuant to its advisory agreement with the Trust, Denver Investments is entitled to an investment advisory fee, computed daily and payable monthly of 0.65%, 0.65%, 0.65%, 0.65%, 0.75%, 1.00%, 1.00%, 1.00%, 1.20%, 0.45%, 0.45% and 0.50% of the average net assets for Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Small-Cap, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds, respectively.

ALPS Fund Services, Inc. (“ALPS”) and Denver Investments serve as the Funds’ co-administrators (“Co-Administrators”). ALPS and Denver Investments are entitled to receive a total fee from each Fund for its administrative services computed daily and paid monthly. Denver Investments and ALPS agreed to allocate the co-administration fee as shown in the chart below. ALPS is also entitled to a minimum Trust level fee of $357,250 per annum, but no more than the amount of the administration fees paid by the Trust.

	ALPS	Denver Investments	Total
First $750 million in average daily Net Assets of the Trust	0.05%	0.20%	0.25%
Next $250 million in average daily Net Assets of the Trust	0.04%	0.16%	0.20%
Net Assets greater than $1.0 billion in average daily Net
Assets of the Trust	0.025%	0.10%	0.125%

The administrative fees are then allocated to each Fund based upon the Fund’s relative proportion of the Trust’s Net Assets.

In addition, ALPS is entitled to an Institutional Class minimum administration fee. The fee is charged directly to each Institutional Class based on the Class’ assets in accordance with the schedule below.

Assets	Annual Fee
$0 - $9,999,999	$10,000
$10,000,000 - $19,999,999	$7,500
$20,000,000 - $29,999,999	$5,000
$30,000,000 - $39,999,999	$2,500
Over $40,000,000	$0

In addition, ALPS is entitled to a minimum administration fee for Westcore Micro-Cap Opportunity Fund. The fee is charged directly to the Fund based on the Fund’s net assets in accordance with the schedule below.

Assets	Annual Fee
$0 - $9,999,999	$10,000
$10,000,000 - $19,999,999	$7,500
$20,000,000 - $29,999,999	$5,000
Over $30,000,000	$0

The Trust has agreed to reimburse Denver Investments for a portion of the payments it makes to certain third party intermediaries for providing re-cordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Trust is intended to not exceed the cost that would be incurred by the Trust if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the reimbursement amount, the Trust’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a semi-annual basis as follows (“Effective Rate”):

Trust Retail Class Transfer Agency Costs divided by the Retail Class Trust Assets serviced directly by the Fund’s Transfer Agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts to determine the reimbursement amount.

The Co-Administrators and the Advisor have contractually agreed to waive fees or reimburse expenses for each of the Funds until at least April 29, 2012 so that the Net Annual Fund Operating Expenses for the Retail Class shares of the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, West-core International Small-Cap, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds will not exceed 1.15%, 1.15%, 1.15%, 1.15%, 1.25%, 1.30%, 1.30%, 1.30%, 1.50%, 0.85%, 0.55%, and 0.65%, respectively. Without such fee waivers, for the six months ended June 30, 2011, the Total Annualized Fund Operating Expenses of the Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Small-Cap, Westcore Flexible Income, Westcore Plus Bond, and Westcore Colorado Tax-Exempt Funds would be 1.35%, 1.26%, 1.48%, 1.39%, 7.55%,1.67%, 0.92%, 0.82% and 0.90% respectively.

The Co-Administrators and the Advisor have contractually agreed to waive fees or reimburse expenses with respect to Institutional Class shares until at least April 29, 2012. The Advisor will waive its investment advisory and/or administration fees and/or reimburse for all the ongoing class-specific expenses for the Institutional Class shares. Without such fee waivers, for the six months ended June 30, 2011, the Total Annualized Operating Expenses for the Institutional Class shares of the Westcore Growth, Westcore Midco Growth, Westcore Blue Chip, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Flexible Income and Westcore Plus Bond Funds would be 1.95%, 0.96%,1.11%, 2.35%, 1.28%, 3.27% and 0.69%, respectively.

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

ALPS has also agreed, pursuant to a separate Bookkeeping and Pricing Agreement, to maintain the financial accounts and records of the Funds and to compute the net asset value and certain other financial information of the Funds. Under the Bookkeeping and Pricing Agreement, ALPS receives from the Trust a fee based on the assets of each Fund, subject to minimum fees on both the Retail and the Institutional Classes, and is reimbursed for out-of pocket expenses.

Certain officers of the Funds are also officers of Denver Investments. All access persons of the Trust, as defined in the 1940 Act, and members, offi-cers and employees of the Advisor, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Advisor’s respective Code of Ethics.

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and an employee of the Advisor. The Trustees agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the trustees to defer the receipt of all or a portion of trustees fees. Under the Deferral Plan, any compensation deferred results in an equal adjustment to the Investment for/Payable for Trustee Deferred Compensation Plan on the Statement of Assets and Liabilities, as though an equivalent amount had been invested in shares of one or more Westcore Funds selected by the trustee. The amount paid to the trustees under the Deferral Plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the Deferral Plan will not affect the net assets of the Fund.

6. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1) Level 1 – Quoted & Unadjusted Prices in active markets for identical investments
2) Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
3) Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2011 in valuing the Funds’ assets:

Westcore Growth Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$73,006,120	$–	$–	$73,006,120
Money Market Mutual Funds	429,611	–	–	429,611
Total	$73,435,731	$–	$–	$73,435,731

Westcore MIDCO Growth Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$160,636,781	$–	$–	$160,636,781
Money Market Mutual Funds	2,774,596	–	–	2,774,596
Total	$163,411,377	$–	$–	$163,411,377

Westcore Select Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$892,346,837	$–	$–	$892,346,837
Money Market Mutual Funds	35,689,995	–	–	35,689,995
Total	$928,036,832	$–	$–	$928,036,832

Westcore Blue Chip Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$88,262,801	$–	$–	$88,262,801
Total	$88,262,801	$–	$–	$88,262,801

Westcore Mid-Cap Value Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$47,089,585	$–	$–	$47,089,585
Money Market Mutual Funds	475,772	–	–	475,772
Total	$47,565,357	$–	$–	$47,565,357

Westcore Small-Cap Opportunity Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$54,001,025	$–	$–	$54,001,025
Money Market Mutual Funds	387,820	–	–	387,820
Total	$54,388,845	$–	$–	$54,388,845

Westcore Small-Cap Value
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$349,100,028	$–	$–	$349,100,028
Money Market Mutual Funds	6,112,332	–	–	6,112,332
Total	$355,212,360	$–	$–	$355,212,360

Westcore Micro-Cap Opportunity Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$1,823,597	$–	$–	$1,823,597
Money Market Mutual Funds	25,850	–	–	25,850
Total	$1,849,447	$–	$–	$1,849,447

Westcore International Small-Cap Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$126,679,367	–	–	$126,679,367
Money Market Mutual Funds	5,295,876	–	–	5,295,876
Total	$131,975,243	–	–	$131,975,243

Other Financial Instruments**
Assets:
Forward Foreign
Currency Contracts	$–	$670,538	$–	$670,538
Liabilities:
Forward Foreign
Currency Contracts		(379,733)		(379,733)
Total	$–	$290,805	$–	$290,805

Westcore Flexible Income Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Exchange Traded Funds	$321,760	$–	$–	$321,760
Convertible Preferred Stocks	1,285,686	–	–	1,285,686
Nonconvertible Preferred Stocks	1,837,154	–	990,000	2,827,154
Corporate Bonds	–	50,621,648	2,344,316	52,965,964
Asset-Backed Securities, Col-
lateralized Debt Obligations &
Commercial Mortgage-Backed
Securities	–	1,781,188	1,275,569	3,056,757
Money Market Mutual Funds	213,485	–	–	213,485
Total	$3,658,085	$52,402,836	$4,609,885	$60,670,806

Westcore Plus Bond Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total

Nonconvertible Preferred Stocks	$256,985	$1,935,181	$2,574,000	$4,766,166
Corporate Bonds	–	734,700,978	18,221,658	752,922,636
Municipal Bonds	–	5,906,608	–	5,906,608
Asset-Backed Securities,
Collateralized Debt Obligations,
Commercial Mortgage-Backed
Securities, Residential Mortgage-
Backed Securities & Agency
Mortgage-Backed Securities	–	562,970,372	16,198,861	579,169,233
U.S. Government & Agency
Obligations	–	16,674,499	–	16,674,499
U.S. Treasury Bonds & Notes	120,991,224	–	–	120,991,224
Money Market Mutual Funds	3,887,555	–	–	3,887,555
Total	$125,135,764	$1,322,187,638	$36,994,519	$1,484,317,921

Westcore Colorado Tax-Exempt Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Municipal Bonds	$–	$95,552,734	$–	$95,552,734
Money Market Mutual Funds	3,504,969	–	–	3,504,969
Total	$3,504,969	$95,552,734	$–	$99,057,703

* For detailed Industry descriptions, see the accompanying Statements of Investments.

** Other financial instruments are derivative instruments not reflected in the Statements of Investments.

There were no significant transfers into or out of Levels 1 and 2 during the period except in Westcore International Small-Cap Fund.

Westcore International Small-Cap Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff.

All securities of the Funds, except for Westcore Flexible Income and Plus Bond Funds, were valued using either Level 1 or Level 2 inputs during the six months ended June 30, 2011. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for these Funds.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Westcore Flexible Income Fund
								Net change in
								unrealized appre-
				Change in				ciation/(depreciation)
	Balance as of	Accrued		unrealized		Transfers in		attributable to Level 3
	December 31,	discount/	Realized	appreciation/	Net purchases/	and/or out of	Balance as of	investments still held
Investments in Securities	2010	premium	gain*	(depreciation)*	(sales)	Level 3	June 30, 2011	at June 30, 2011

Nonconvertible
Preferred Stocks	$978,000	$–	$–	$12,000	$–	$–	$990,000	$12,000
Corporate Bonds	2,494,881	6,285	14,735	26,779	(232,739)	34,375	2,344,316	26,779
Asset-Backed Securities,
Collateralized Debt
Obligations & Commercial
Mortgage-Backed Securities	1,424,997	49,165	–	(198,593)	–	–	1,275,569	(198,593)
Total	$4,897,878	$55,450	$14,735	$(159,814)	$(232,739)	$34,375	$4,609,885	$(159,814)

Westcore Plus Bond Fund
								Net change in
								unrealized appre-
				Change in				ciation/(depreciation)
	Balance as of	Accrued		unrealized		Transfers in		attributable to Level 3
	December 31,	discount/	Realized	appreciation/	Net purchases/	and/or out of	Balance as of	investments still held
Investments in Securities	2010	premium	gain*	(depreciation)*	(sales)	Level 3	June 30, 2011	at June 30, 2011

Nonconvertible
Preferred Stocks	$2,542,800	$–	$–	$31,200	$–	$–	$2,574,000	$31,200
Corporate Bonds	18,925,218	3,231	56,507	(203,245)	(585,053)	25,000	18,221,658	(203,245)
Asset-Backed Securities,
Collateralized Debt
Obligations, Commercial
Mortgage-Backed Securities,
Residential Mortgage-
Backed Securities & Agency
Mortgage-Backed Securities	16,050,278	111,065	–	37,518	–	–	16,198,861	37,518
Total	$37,518,296	$114,296	$56,507	$(134,527)	$(585,053)	$25,000	$36,994,519	$(134,527)

* Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts in the statement of operations.

For fair value measurements using significant other observable inputs (Level 2), the Funds generally utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

In the event the independent pricing service is unable to provide an evaluated price for a security or Denver Investments believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. These fair value measurements typically utilize significant unobservable inputs (Level 3). In these instances, Denver Investments may seek to find an alternative independent source, such as a broker/ dealer to provide a price quote, typically by using evaluated pricing models similar to the models used by the independent pricing service described above. In addition, Denver Investments personnel may develop pricing estimates using similar techniques and modeling as described above. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

7. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Westcore International Small-Cap Fund may purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market to settle investment transactions in the proper currency. In addition, this Fund may purchase or sell forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the investment team’s targets, which consider the currency weightings within the Fund’s benchmark index.

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the spot or forward foreign exchange rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve credit risk and market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

The effect of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2011 is as follows:

		Asset Derivatives	Liability Derivatives

	Statement of Assets and
Risk Exposure	Liabilities Location	Gross Unrealized Appreciation	Gross Unrealized Depreciation
Westcore International Small-Cap Fund (1)
Forward Foreign Currency Contracts	Net unrealized appreciation/(depreciation)
	on investments and translation of assets and
	liabilities denominated in foreign currencies	$670,538	$(379,733)
Total		$670,538	$(379,733)

(1) Prior to April 30, 2011, the Westcore International Small-Cap Fund was known as the Westcore International Frontier Fund.

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2011 is as follows:

Risk Exposure	Statement of Operations Location	Net Realized Gain/(Loss)	Net Change in Unrealized Gain/(Loss)
Westcore International Small-Cap Fund (1)
Forward Foreign Currency Contracts	Net realized loss on foreign currency
	transactions	$444,084

Forward Foreign Currency Contracts	Net change in unrealized appreciation
	of assets and liabilities denominated in
	foreign currencies		$197,358

Total		$444,084	$197,358

(1) Prior to April 30, 2011, the Westcore International Small-Cap Fund was known as the Westcore International Frontier Fund.

8. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the six months ended June 30, 2011 excluding short-term investments were as follows:

Fund	Cost of Investments	Proceeds from
	Purchased	Investments Sold
Westcore Growth Fund	$66,455,146	$112,177,780
Westcore MIDCO Growth Fund	92,479,351	87,718,762
Westcore Select Fund	886,829,234	410,202,262
Westcore Blue Chip Fund	19,674,948	83,110,448
Westcore Mid-Cap Value Fund	9,704,864	12,072,814
Westcore Small-Cap Opportunity Fund	13,641,930	13,707,690
Westcore Small-Cap Value Fund	64,376,333	77,246,277
Westcore Micro-Cap Opportunity Fund	1,009,129	800,904
Westcore International Small-Cap Fund (1)	72,785,757	9,460,098
Westcore Flexible Income Fund	14,540,818	20,429,949
Westcore Plus Bond Fund	434,833,768	533,677,385
Westcore Colorado Tax-Exempt Fund	5,471,650	25,616,806

(1) Prior to April 30, 2011, the Westcore International Small-Cap Fund was known as the Westcore International Frontier Fund.

9. REORGANIZATION

Westcore Blue Chip Fund Acquisition of Blue Chip Value Fund: On February 8, 2011, stockholders of the Blue Chip Value Fund (the “Acquired Fund”), formally approved a plan to reorganize whereby Westcore Blue Chip Fund (the “Acquiring Fund”) would acquire all the assets and assume all the liabilities of the Acquired Fund in a tax free reorganization (the “Merger”). As of the close of business on March 25, 2011, the assets and liabilities of the Acquired Fund were acquired and assumed by the Acquiring Fund in exchange for shares of the Acquiring Fund. Upon the closing of the acquisition, the Acquiring Fund issued 9,797,590 shares of the Retail Class, in exchange for net assets of the Acquired Fund valued at $113,157,517 based on the conversion ratio of .344210925. On March 28, 2011 the combined net asset value of the Acquired Fund (which included accumulated realized gains of $1,259,332 and unrealized appreciation of $9,654,067) and the Acquiring Fund was $147,541,010. The unused capital loss carryforward for potential future utilization equaled $4,734,122 and is subject to certain tax limitations.

Assuming the acquisition had been completed on January 1, 2011, the beginning of the semi-annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the six months ended June 30, 2011, are as follows:

Net Investment Income	$666,524
Net Realized and Unrealized Gain on Investments	6,434,677
Net Increase in Net Assets Resulting from Operations	$7,101,201

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. As such, it is not practicable to present in the table above the separate amounts of Net Investment Income and Net Realized and Unrealized Gain on Investments of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since March 25, 2011.

Westcore Trustees and Officers:

Jack D. Henderson, Chairman

Mary K. Anstine, Trustee

John A. DeTore, Trustee

Rick A. Pederson, Trustee

Robert L. Stamp, Trustee

Janice M. Teague, Trustee

Douglas M. Sparks, Trustee

James A. Smith, Trustee

Todger Anderson, President

Jasper R. Frontz, Treasurer & Chief Compliance Officer

Patrick D. Buchanan, Asst. Treasurer

Paul F. Leone, Secretary

FOR MORE INFORMATION ABOUT WESTCORE FUNDS, PLEASE CONTACT:
Westcore Funds | 1290 Broadway, Suite 1100 | Denver, Colorado 80203
Individual Investors: 800.392.CORE | Financial Advisors: 800.734.WEST | www.westcore.com

A description of the policies and procedures that Westcore Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800.392.CORE; (ii) on the Westcore Funds website, www.westcore.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Westcore Funds are distributed by ALPS Distributors, Inc.

WC120

Item 2.  Code of Ethics.

Not applicable to semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

a)   Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this form.

b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b)  There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable to semi-annual report.

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTCORE TRUST

By:                  /s/ Todger Anderson

                        Todger Anderson

                        President/Principal Executive Officer

Date:               September 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:                  /s/ Todger Anderson

                        Todger Anderson

                        President/Principal Executive Officer

Date:               September 6, 2011

By:                  /s/ Jasper R. Frontz

                        Jasper R. Frontz

                        Treasurer/Principal Financial Officer

Date:               September 6, 2011